UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Vulcan Materials Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PRELIMINARY PROXY STATEMENT
SUBJECT TO COMPLETION, DATED APRIL 11, 2012

1200 Urban Center Drive
Birmingham, Alabama 35242

                , 2012

DEAR FELLOW SHAREHOLDER:

I would like to extend a personal invitation for you to join us at our Annual Meeting of Shareholders on                    , 2012, at          .m.,                                                                                    , Birmingham, Alabama 35242.

At the meeting, you will be asked to elect the four Vulcan directors named in the accompanying proxy statement and to vote on several other proposals more fully described in the accompanying notice and proxy statement.

This year's Annual Meeting is especially important. Martin Marietta Materials, Inc. ("Martin Marietta") is continuing its hostile campaign to acquire Vulcan for far less than we believe it is worth and is seeking to place their own hand-picked candidates on your Board in an "important step toward a possible transaction" (to use their own words), a transaction that your Board has unanimously determined is inadequate, substantially undervalues Vulcan and is not in the best interests of Vulcan and its shareholders. We also believe that Martin Marietta's exchange offer and proxy solicitation violate two binding contracts that Martin Marietta entered into with Vulcan and federal securities laws, and we are seeking to enforce our rights and to obtain an order forbidding Martin Marietta from conducting its illegal exchange offer and solicitation. More information about the pending litigation is contained in the attached proxy statement. In addition, Vulcan is reviewing the eligibility of Martin Marietta's proposed nominees to stand for election to Vulcan's Board of Directors at the 2012 Annual Meeting, including in light of the recent disclosure of confidentiality agreements between Martin Marietta and its nominees that were not submitted to Vulcan in the nomination documents required under Vulcan's by-laws by the applicable deadline. In the event that Martin Marietta proceeds with its proxy solicitation, we are asking for your support and asking you to REJECT Martin Marietta's nominees.

Vulcan has a very bright future. Your Board of Directors is recommending a highly qualified and experienced slate of four directors for election at the 2012 Annual Meeting. These Vulcan directors are committed to acting in your best interests, to protecting your Vulcan investment, and to working with management to enhance shareholder value by continuing to develop and implement our Profit Enhancement Plan and other initiatives.

The Vulcan Board unanimously recommends that you vote FOR its four nominees – Phillip W. Farmer, H. Allen Franklin, Donald B. Rice and Richard T. O'Brien. Your vote is important, and we urge you to read the accompanying proxy statement carefully. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible – it is important that your shares be represented and your voice be heard. For your convenience, you may vote on the Internet or by telephone using the instructions set forth on the enclosed WHITE proxy card, or by signing, dating and returning the enclosed WHITE proxy card to vote in accordance with the Board's recommendations. Information about each of these voting methods is set forth in the accompanying Notice of 2012 Annual Meeting and proxy statement.

We urge you to REJECT Martin Marietta's director nominees and NOT to sign or return any proxy cards sent by Martin Marietta, as only your latest dated proxy will be counted at the Annual Meeting. If you have previously signed a proxy card from Martin Marietta, you can revoke that earlier proxy and vote for our nominees and on the other matters to be voted on at the Annual Meeting in accordance with the Board's recommendations by signing, dating and returning the enclosed WHITE proxy card in the enclosed postage-paid envelope, or by voting over the Internet using the Internet address on the WHITE proxy card or by telephone using the toll-free number on the WHITE proxy card. If you hold your shares of common stock in a bank, brokerage, trust or other nominee account, or are a beneficial owner of your shares, please follow the voting instructions provided by your bank, broker, trustee or other nominee to vote or to change your vote.

Thank you for your support and continued interest in Vulcan. If you have any questions, please contact our proxy solicitor assisting us with this Annual Meeting, MacKenzie Partners, Inc.. Shareholders may call collect at (212) 929-5500 or toll-free at (800) 322-2885. MacKenzie may also be reached by email at vulcan@mackenziepartners.com.

Sincerely yours,

[SIGNATURE]

DONALD M. JAMES
Chairman and Chief Executive Officer

THIS PROXY STATEMENT AND PROXY CARD ARE
BEING DISTRIBUTED ON OR ABOUT [•], 2012.

NOTICE OF 2012 ANNUAL MEETING OF SHAREHOLDERS

TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the 2012 Annual Meeting of Shareholders of Vulcan Materials Company will be held at                                                                                                , Birmingham, Alabama 35242, on                    ,                                      , 2012, at                .m., Central Daylight Time, for the following purposes:

•
To elect four nominees as directors;

•
To vote on an advisory basis on the compensation of our named executive officers;

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To vote on Vulcan's proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2012;

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To vote on an advisory shareholder proposal regarding majority voting in the election of directors, if properly presented at the meeting;

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To vote on an advisory shareholder proposal regarding declassifying the Vulcan Board, if properly presented at the meeting;

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To vote on an advisory shareholder proposal regarding eliminating super-majority provisions of our charter and by-laws, if properly presented at the meeting; and

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To conduct such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only shareholders of record as of the close of business on April 20, 2012 are entitled to receive notice of, to attend and to vote at the Annual Meeting. Whether or not you plan to attend, we urge you to review these materials carefully and to vote by Internet, telephone or by submitting your WHITE proxy card as promptly as possible.

Please note that Martin Marietta has filed a preliminary proxy statement with the Securities and Exchange Commission (the "SEC") seeking to elect a slate of four individuals nominated by Martin Marietta as directors of Vulcan. We believe that Martin Marietta's proxy solicitation and exchange offer violate two binding contracts that Martin Marietta entered into with Vulcan and federal securities laws, and are attempting to enforce our rights through legal proceedings against Martin Marietta. In addition, Vulcan is reviewing the eligibility of Martin Marietta's proposed nominees to stand for election to Vulcan's Board of Directors at the 2012 Annual Meeting, including in light of the recent disclosure of confidentiality agreements between Martin Marietta and its nominees that were not submitted to Vulcan in the nomination documents required under Vulcan's by-laws by the applicable deadline.

THE BOARD OF DIRECTORS STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY MARTIN MARIETTA. If you have previously signed a proxy card, you can revoke that earlier proxy and vote for the Board of Directors' nominees by signing, dating and returning the enclosed WHITE proxy card in the enclosed postage paid envelope, or by voting over the Internet using the Internet address on the WHITE proxy card or by telephone using the toll-free number on the WHITE proxy card. If you hold your shares of common stock in a bank, brokerage, trust or other nominee account, or are a beneficial owner of your shares, please follow the voting instructions provided by your bank, broker, trustee or other nominee to vote or to change your vote.

By Order of the Board of Directors,

[SIGNATURE]

JERRY F. PERKINS, JR.
Secretary

Birmingham, Alabama
                            , 2012

NOTE – YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THE PRESENCE OF A QUORUM, PLEASE VOTE YOUR PROXY BY INTERNET OR TELEPHONE AS INSTRUCTED IN THESE MATERIALS OR BY COMPLETING, DATING, SIGNING AND MAILING THE ENCLOSED WHITE PROXY CARD AS SOON AS POSSIBLE.

IF YOU HAVE ANY QUESTIONS OR NEED ANY ASSISTANCE IN VOTING YOUR SHARES, PLEASE CONTACT OUR PROXY SOLICITOR:

MacKenzie Partners, Inc.
105 Madison Avenue
New York, New York 10016
Telephone: (212) 929-5500 (Call Collect)
or
 Call Toll-Free (800) 322-2885

Email: Vulcan@mackenziepartners.com

VULCAN MATERIALS COMPANY
1200 URBAN CENTER DRIVE, BIRMINGHAM, ALABAMA 35242

PRELIMINARY PROXY STATEMENT FOR 2012 ANNUAL MEETING OF SHAREHOLDERS
DATED APRIL 11, 2012

SUBJECT TO COMPLETION

GENERAL INFORMATION ABOUT
THE ANNUAL MEETING AND VOTING

WHY AM I RECEIVING THESE MATERIALS?

This proxy statement is furnished in connection with the solicitation by our Board of Directors of proxies to be voted at the 2012 Annual Meeting of Shareholders for the purposes set forth in the accompanying notice, and at any adjournments or postponements thereof. This proxy statement is being sent to all shareholders of record as of the close of business on April 20, 2012 for use at the 2012 Annual Meeting of Shareholders. This proxy statement, the enclosed WHITE proxy card and our 2011 Annual Report to Shareholders are being first mailed or made available to our shareholders on or about                        , 2012. The meeting will be held at                                             Birmingham, Alabama 35242 on                        , 2012, at            .m. Central Daylight Time.

WHAT PROPOSALS ARE TO BE PRESENTED AT THE ANNUAL MEETING?

The purpose of the Annual Meeting is to (i) elect four nominees as directors, (ii) vote on an advisory basis on the compensation of our named executive officers, (iii) vote on Vulcan's proposal to ratify the appointment of Deloitte & Touche LLP as Vulcan's independent registered public accounting firm for 2012, (iv) vote on a shareholder proposal requesting the Vulcan Board to adopt majority voting in the election of directors, (v) vote on a shareholder proposal regarding declassifying the Vulcan Board, (vi) vote on a shareholder proposal regarding eliminating super-majority voting requirements in Vulcan's charter and by-laws, and (vii) conduct such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

WHO CAN ATTEND THE ANNUAL MEETING?

Only shareholders of Vulcan as of the close of business on the record date, April 20, 2012, their authorized representatives and invited guests of Vulcan will be permitted to attend the Annual Meeting. In order to gain admission to the Annual Meeting, proof of ownership of Vulcan common stock as of the record date (or a valid proxy for a shareholder of Vulcan entitled to vote at the Annual Meeting) will be required.

WHO IS ENTITLED TO VOTE?

All of our shareholders as of the record date, April 20, 2012, will be entitled to vote at the 2012 Annual Meeting of Shareholders. As of the close of business on that date, approximately                                             shares were outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the meeting. Our amended and restated by-laws do not provide for cumulative voting and, accordingly, our shareholders do not have cumulative voting rights with respect to the election of directors.

General Information about the Annual Meeting and Voting                                                      1

 WHAT CONSTITUTES A QUORUM FOR THE ANNUAL MEETING?

A majority of the issued and outstanding shares of the common stock entitled to vote, represented in person or by proxy, is required to constitute a quorum.

HOW MANY VOTES ARE REQUIRED TO PASS EACH OF THE PROPOSALS?

The votes required to approve each matter to be considered by Vulcan's shareholders at the Annual Meeting are set forth below:

  Proposal 1 — Election of Directors:  Each Vulcan shareholder has the right to vote each share of stock owned by such shareholder on the record date for four director nominees. Cumulative voting is not permitted. To be elected, a director-nominee must receive a plurality of the votes cast at the Annual Meeting. Accordingly, the four nominees standing in the election who receive the greatest number of votes cast at the Annual Meeting will be elected as directors. Abstentions, votes withheld and broker non-votes will not be counted as votes cast for such purposes and therefore will have no effect on the results of the election.

  Proposal 2 — Advisory Vote on Executive Compensation:  The affirmative vote of a majority of the votes cast on this proposal is required to approve, on an advisory basis, the compensation of the executives set forth in this proxy statement. Abstentions and broker non-votes will have no effect on the results of this vote.

  Proposal 3 — Ratification of Selection of Deloitte & Touche LLP:  The affirmative vote of a majority of the votes cast on this proposal is required to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2012. Abstentions and broker non-votes will have no effect on the results of this vote.

  Proposal 4 — Advisory Shareholder Proposal — Adoption of Majority Voting Standard in the Election of Directors:  The affirmative vote of a majority of the votes cast on this proposal is required to approve this proposal. Abstentions and broker non-votes will have no effect on the results of this vote.

  Proposal 5 — Advisory Shareholder Proposal — Board Declassification:  The affirmative vote of a majority of the votes cast on this proposal is required to approve this proposal. Abstentions and broker non-votes will have no effect on the results of this vote.

  Proposal 6 — Advisory Shareholder Proposal — Elimination of Super-majority Voting:  The affirmative vote of a majority of the votes cast on this proposal is required to approve this proposal. Abstentions and broker non-votes will have no effect on the results of this vote.

WHO IS SOLICITING MY VOTE?

In this proxy statement, the Vulcan Board of Directors is soliciting your vote for matters being submitted for shareholder approval at the Annual Meeting.

Giving us your proxy means that you authorize the proxy holders identified on the WHITE proxy card to vote your shares at the meeting in the manner you direct. You may vote for all, some or none of our director nominees. You may also abstain from voting. If you sign and return the enclosed WHITE proxy card but do not specify how your shares are to be voted, your shares will be voted in accordance with the recommendations of the Vulcan Board, including in favor of Vulcan's nominees for election to the Vulcan Board. If any other matters are properly presented at the Annual Meeting for consideration, the persons named as proxies in the enclosed WHITE proxy card will vote as recommended by the Vulcan Board or, if no recommendation is given, in their own discretion.

General Information about the Annual Meeting and Voting                                                      2

 HOW DOES THE VULCAN BOARD RECOMMEND SHAREHOLDERS VOTE?

The Vulcan Board unanimously recommends that you vote using the WHITE proxy card:

  •
  FOR the election of the following four individuals nominated by the Vulcan Board for election as directors: Phillip W. Farmer, H. Allen Franklin, Donald B. Rice, and Richard T. O'Brien. The Vulcan Board unanimously recommends that you NOT vote for any of the candidates for election nominated by Martin Marietta;

  •
  FOR the proposal to approve the compensation of our principal executive officer, principal financial officer and our three other most highly compensated executive officers (collectively, the NEOs);

  •
  FOR ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2012;

  •
  AGAINST the shareholder proposal regarding majority voting in director elections;

  •
  AGAINST the shareholder proposal regarding declassification of the Board; and

  •
  AGAINST the shareholder proposal regarding the elimination of super-majority voting.

The Vulcan Board urges you NOT to sign or return any proxy card sent to you by Martin Marietta. Please note that the only way to support your Board's nominees is to vote FOR your Board's nominees on the WHITE proxy card, or on your voting instruction form if you hold your shares in street name. Signing and returning any proxy sent by Martin Marietta, even to vote against a proposal or vote "withhold" with respect to its nominees, may cancel any previous vote you cast and may invalidate any votes you have cast for the nominees of the Vulcan Board as only your latest dated proxy card or instruction forms will be counted.

WHAT IS THE VULCAN BOARD'S POSITION REGARDING THE MARTIN MARIETTA EXCHANGE OFFER?

After careful consideration and consultation with its legal and financial advisors, your Board has unanimously determined that Martin Marietta's exchange offer is not in the best interests of Vulcan and its shareholders. Accordingly, your Board unanimously recommends that Vulcan shareholders reject Martin Marietta's exchange offer and not tender any of their shares of Vulcan common stock in the exchange offer.

The Vulcan Board's reasons and recommendations regarding Martin Marietta's exchange offer are contained in Vulcan's Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC on December 22, 2011, as amended. These filings are available at no charge on the SEC's website at www.sec.gov. We urge you to read the Schedule 14D-9 (including any amendments and supplements thereto) and the documents incorporated therein, because these documents contain important information regarding Martin Marietta's exchange offer. In particular, we urge you to read the Investor Presentations Vulcan filed on January 5, 2012 and March 30, 2012, and the Press Releases Vulcan filed on December 22, 2011, January 5, 2012, February 16, 2012 and March 30, 2012 as they contain important information.

IF THE VULCAN BOARD'S NOMINEES ARE REELECTED, CAN I STILL TENDER MY SHARES OF COMMON STOCK IN MARTIN MARIETTA'S EXCHANGE OFFER?

Yes. If your Board's nominees are reelected, you may still accept Martin Marietta's exchange offer if you so elect and if it has not expired or otherwise been terminated. However, as stated above, your Board unanimously recommends that you not accept Martin Marietta's exchange offer and not tender your Vulcan common stock to Martin Marietta.

In addition, you should be aware that Martin Marietta has imposed a lengthy list of conditions on its exchange offer – some of which are beyond the control of Vulcan or Martin Marietta. Martin Marietta's obligation to accept any shares of Vulcan common stock in the exchange offer is subject to the satisfaction or waiver of these conditions. Therefore, even if Martin Marietta's nominees are elected to the Vulcan Board, the exchange offer may not be consummated because the conditions to the exchange offer may not be satisfied or waived. The terms and conditions of Martin Marietta's offer are set forth in the registration statement on Form S-4 and the tender offer

General Information about the Annual Meeting and Voting                                                      3

statement filed with the SEC on December 12, 2011, as amended, which are available at no charge on the SEC's website at www.sec.gov. For more details regarding the conditionality of Martin Marietta's offer and the Board's reasons for recommending rejection of the exchange offer, please see Vulcan's Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC on December 12, 2011, as amended, which is available at no charge on the SEC's website at www.sec.gov.

IF I HAVE ALREADY VOTED FOR MARTIN MARIETTA'S NOMINEES, IS IT TOO LATE TO CHANGE MY MIND?

No. To change your vote, if you are a shareholder of record, simply sign, date and return the enclosed WHITE proxy card in the accompanying postage paid envelope, vote by telephone or via the Internet in accordance with the instructions in the WHITE proxy card, or vote your shares by attending the Annual Meeting and voting in person. If you are a beneficial owner and your shares are held in street name, you may change your vote by submitting new voting instructions to your bank, broker, trustee or nominee or, if you have obtained a legal proxy from such entity giving you the right to vote your shares, you may change your vote by attending the Annual Meeting and voting in person. We strongly urge you to revoke any proxy card you may have returned to Martin Marietta and to vote FOR the Vulcan Board's director nominees and as the Vulcan Board recommends on the other matters described in this proxy statement. Only your latest dated proxy will count at the Annual Meeting.

IF I HAVE TENDERED MY SHARES TO MARTIN MARIETTA, DO I HAVE TO VOTE FOR MARTIN MARIETTA'S NOMINEES?

No. Even if you have tendered your shares to Martin Marietta in its exchange offer, you are not required to vote for Martin Marietta's nominees, and our Board unanimously recommends that you vote FOR the Board's four nominees and not for any of Martin Marietta's nominees. You may vote FOR the Board's nominees using the WHITE proxy card as described above.

WILL MY SHARES BE VOTED IF I DO NOTHING?

If you are a shareholder of record, you must sign and return a proxy card, submit your proxy by telephone or Internet, or attend the Annual Meeting in person, in order for your shares to be voted. If you are a beneficial owner of shares and your shares are held in "street name," your bank, broker, trustee or nominee will not be able to vote your shares at the Annual Meeting on "non-routine matters," as defined by the New York Stock Exchange, unless you instruct them as to how you want your shares to be voted. The New York Stock Exchange currently considers only the ratification of the appointment of Deloitte & Touche LLP as Vulcan's independent public accounting firm for 2012 to be a routine matter. However, with respect to the proxy solicitation for the Annual Meeting, because of the contested nature of this year's solicitation, all of the proposals on the agenda, including the ratification of the appointment of Deloitte & Touche LLP, will be considered non-routine matters and, accordingly, your broker will not have discretion to vote your shares on any proposal presented at the Annual Meeting unless you provide specific instructions to your broker as to how your shares are to be voted.

If your shares are held in street name, your broker, bank or nominee has enclosed a voting instruction card with this proxy statement. We strongly encourage you to vote your shares by following the instructions provided on the voting instruction card in order to ensure that your shares are represented and voted at the meeting.

In order to vote in accordance with the Board's recommendations, please sign, date and mail the enclosed WHITE proxy card to vote FOR the election of the four director nominees nominated by your Board. You may also vote over the Internet using the Internet address on the WHITE proxy card or by telephone using the toll-free number on the WHITE proxy card. If your shares are held in street name, you should follow the instructions on your voting instruction card and provide specific instructions to your bank, broker, trustee or nominee to vote as described above.

General Information about the Annual Meeting and Voting                                                      4

 WHAT IS THE DIFFERENCE BETWEEN A SHAREHOLDER OF RECORD AND A BENEFICIAL HOLDER OF SHARES?

If your common stock is held directly in your name with our transfer agent, Computershare Shareowner Services, you are considered a "shareholder of record" with respect to those shares. If this is the case, the proxy materials have been sent or provided directly to you.

If your common stock is held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial holder" of the shares held for you in what is known as "street name." If this is the case, the proxy materials should have been forwarded to you by your brokerage firm, bank or other nominee, or their agent, which is considered the shareholder of record with respect to these shares. As a beneficial holder, you have the right to direct your bank, broker, trustee or nominee on how to vote the shares.

HOW DO I VOTE?

Proxies are solicited to give all shareholders who are entitled to vote on the matters that come before the meeting the opportunity to vote their shares whether or not they attend the meeting in person. You can vote by one of the following manners:

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By Internet — Shareholders of record may submit proxies over the Internet by following the instructions on the WHITE proxy card or the voting instruction card sent to them by their bank, broker, trustee or nominee.

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By Telephone — Shareholders of record who live in the United States or Canada may submit proxies by telephone by calling                                             and following the instructions. Shareholders of record will need to have the control number that appears on their WHITE proxy card available when voting. In addition, most shareholders of record who are beneficial owners of their shares living in the United States or Canada and who have received a voting instruction card by mail from their bank, broker, trustee or nominee may vote by phone by calling the number specified on the voting instruction card. Those shareholders should check the voting instruction card for telephone voting availability.

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By Mail — Shareholders of record who have received a paper copy of a WHITE proxy card by mail may submit proxies by completing, signing and dating their WHITE proxy card and mailing it in the accompanying pre-addressed envelope. Shareholders who are beneficial owners who have received a voting instruction card from their bank, broker, trustee or nominee may return the voting instruction card by mail as set forth on the card.

•
In Person — Shareholders of record may vote shares held in their name in person at the Annual Meeting. Shares for which a shareholder is the beneficial holder but not the shareholder of record may be voted in person at the Annual Meeting only if such shareholder is able to obtain a legal proxy from the bank, broker, trustee or nominee that holds the shareholder's shares, indicating that the shareholder was the beneficial holder as of the record date and the number of shares for which the shareholder was the beneficial owner on the record date.

Shareholders are encouraged to vote their proxies by Internet, telephone or completing, signing, dating and returning a WHITE proxy card, but not by more than one method. If you vote by more than one method, or vote multiple times using the same method, only the last-dated vote that is received by the independent inspector of election will be counted, and each previous vote will be disregarded.

If you receive more than one set of proxy materials or more than one WHITE proxy card or voting instruction card, it may mean that you hold shares of Vulcan stock in more than one account. In order to vote in accordance with the Board's recommendations, you must return a WHITE proxy card or vote using one of the methods described above for EACH account in which you own shares.

General Information about the Annual Meeting and Voting                                                      5

 HOW CAN I REVOKE MY PROXY?

If you are a shareholder of record, you may revoke your proxy at any time before it is voted at the meeting by taking one of the following actions:

•
by giving written notice of the revocation prior to the commencement of the Annual Meeting to: Corporate Secretary, Vulcan Materials Company, 1200 Urban Center Drive, Birmingham, Alabama 35242;

•
by executing and delivering another valid proxy with a later date;

•
by voting by telephone or Internet at a later date; or

•
by attending the 2012 Annual Meeting of Shareholders and voting in person by written ballot, if you are a shareholder of record or, if you are a beneficial owner of your shares, with a legal proxy from the entity that holds your shares giving you the right to vote the shares.

If you are a beneficial owner of your shares and you vote by proxy, you may change your vote by submitting new voting instructions to your bank, broker, trustee or nominee in accordance with that entity's procedures.

If you vote the same shares by more than one method or vote multiple times with respect to the same shares using the same method, only the last-dated vote that is received will be counted, and each previous vote will be disregarded.

WHO COUNTS THE VOTES?

Tabulation of the votes cast at the Annual Meeting will be conducted by the independent inspectors of election.

CAN I VIEW THE PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K OVER THE INTERNET INSTEAD OF RECEIVING THEM IN THE MAIL?

You may access Vulcan's proxy statement and Annual Report on Form 10-K for the year ended December 31, 2011, included in our 2011 Annual Report to Shareholders, via the Internet at www.vulcanmaterials.com under the heading "Investor Relations." For next year's shareholders' meeting, you can potentially help us save significant printing and mailing expenses by consenting to access the proxy statement, proxy card and Annual Report to Shareholders electronically over the Internet. If you hold your shares in your own name (instead of through a broker, bank or other nominee), you can choose this option by following the instructions at the Internet website at                                            . Subject to applicable rules and regulations of the SEC, if you choose to receive your proxy materials and Annual Report to Shareholders electronically, then prior to next year's shareholders' meeting you will receive notification when the proxy materials and Annual Report to Shareholders are available for on-line review over the Internet, as well as the instructions for voting electronically over the Internet. Your choice for electronic distribution will remain in effect for subsequent meetings unless you revoke it prior to future meetings by revoking your request online or by sending a written request to: Corporate Secretary, Vulcan Materials Company, 1200 Urban Center Drive, Birmingham, Alabama 35242.

A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2011 WILL BE PROVIDED TO YOU WITHOUT CHARGE UPON WRITTEN REQUEST TO MARK D. WARREN, DIRECTOR, INVESTOR RELATIONS, VULCAN MATERIALS COMPANY, 1200 URBAN CENTER DRIVE, BIRMINGHAM, ALABAMA 35242.

General Information about the Annual Meeting and Voting                                                      6

 WHOM SHOULD I CALL IF I HAVE QUESTIONS ABOUT THE ANNUAL MEETING?

If you have any questions or need any assistance in voting your shares, please contact our proxy solicitor, whose information is listed below:

MacKenzie Partners, Inc.
105 Madison Avenue
New York, New York 10016
Telephone: (212) 929-5500 (Call Collect)
or

Call Toll-Free (800) 322-2885

Email: Vulcan@mackenziepartners.com

General Information about the Annual Meeting and Voting                                                      7

BACKGROUND TO MARTIN MARIETTA'S OFFER AND PROXY SOLICITATION

Martin Marietta's Exchange Offer

On December 12, 2011, Martin Marietta commenced an unsolicited exchange offer to acquire all outstanding shares of Vulcan common stock at the exchange rate of 0.50 shares of Martin Marietta common stock per share of Vulcan common stock. The exchange offer is scheduled to expire at 5:00 p.m., New York City time, on May 18, 2012, unless extended or earlier terminated by Martin Marietta.

Martin Marietta has stated that the purpose of the exchange offer is to acquire all of the outstanding shares of Vulcan common stock in order to combine the businesses of Martin Marietta and Vulcan. Martin Marietta has indicated that, if it is successful in completing its exchange offer, it plans to consummate a merger of a wholly-owned subsidiary of Martin Marietta with and into Vulcan, although it reserves the right not to do so.

After careful consideration, including review of the terms and conditions of the exchange offer in consultation with Vulcan's financial and legal advisors, the Vulcan Board, by unanimous vote at a meeting on December 19, 2011, determined that the exchange offer was not in the best interests of Vulcan and its shareholders. Accordingly, the Vulcan Board unanimously recommended that Vulcan's shareholders reject the exchange offer and not tender their shares of Vulcan common stock in the exchange offer. In reaching this conclusion, your Board took into consideration, among other things, the factors set forth in Vulcan's Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC on December 22, 2011, as amended, which is available on the SEC's website at www.sec.gov. Among the specific reasons cited in Vulcan's Schedule 14D-9 for recommending that shareholders reject the Martin Marietta offer are the following views of the Board:

  •
  The offer is disadvantageous to Vulcan shareholders and substantially undervalues Vulcan and its future prospects.

  •
  The transaction proposed by Martin Marietta would not enhance shareholder value in the future.

  •
  The timing of the offer is opportunistic, seeking to exploit cyclical lows in U.S. construction spending and the trading price of Vulcan's common stock.

  •
  The offer is subject to antitrust uncertainty and is highly conditional.

A more detailed description of the background of Martin Marietta's exchange offer and your Board's reasons and recommendations regarding Martin Marietta's exchange offer can be found in Vulcan's Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC on December 22, 2011, as amended, and the various press releases and investor presentations filed on Form 425 that it incorporates by reference, which are all available on the SEC's website at www.sec.gov. Of particular importance are the Investor Presentations Vulcan filed on January 5, 2012 and March 30, 2012, and the Press Releases Vulcan filed on December 22, 2011, January 5, 2012, February 16, 2012 and March 30, 2012.

Shareholders should be aware that forward looking statements in this proxy statement are subject to numerous risks, many of which are beyond Vulcan's control. See "General Information – Forward-Looking Statements."

Review of Martin Marietta's Proposed Director Nominees

In the course of the recent Delaware litigation, Martin Marietta revealed in a publicly filed brief the existence of confidentiality agreements between Martin Marietta and its nominees, pursuant to which each Martin Marietta nominee has "agree[d] to be bound as a 'Representative"' of Martin Marietta, as defined in the confidentiality agreement entered into between Martin Marietta and Vulcan. In addition, pursuant to these agreements, each Martin Marietta nominee owes specified obligations to Martin Marietta, which obligations would, by their terms, continue through the length of the nominee's service on Vulcan's Board if elected. The existence of these agreements, which were not disclosed in Martin Marietta's nomination documents by the applicable deadline, raise questions about the relationship between Martin Marietta and such nominees, as well as the qualifications of these nominees under Vulcan's governing documents. Vulcan requested publicly and in New Jersey court proceedings that Martin Marietta

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disclose these agreements publicly or otherwise provide them so that the Vulcan Board may proceed with its review as to the eligibility of the Martin Marietta nominees to stand for election to Vulcan's Board at the 2012 Annual Meeting. Following a New Jersey court hearing on Thursday, April 5, 2012, at which a judge ordered the parties to enter into a confidentiality agreement or other order for the purpose of providing such agreements (and related communications) to Vulcan, Martin Marietta publicly released the "form of" confidentiality agreement it had entered into with each of its proposed director nominees. Accordingly, Vulcan expects to receive from Martin Marietta various items, including certain Martin Marietta communications with the nominees, in connection with Vulcan's review of Martin Marietta's nominees.

Vulcan has not made a final determination as to the eligibility of Martin Marietta's proposed nominees to stand for election at the 2012 Annual Meeting and is awaiting receipt of various items relating to ties between Martin Marietta and its nominees. If Vulcan determines that one or more of Martin Marietta's nominees are ineligible, Vulcan intends to inform Martin Marietta of such determination and disclose such determination to Vulcan shareholders.

LITIGATION IN CONNECTION WITH MARTIN MARIETTA'S OFFER AND PROXY SOLICITATION

Delaware Litigation

On December 12, 2011, Martin Marietta commenced litigation in the Delaware Court of Chancery against Vulcan seeking declaratory and injunctive relief. The action is captioned Martin Marietta Materials, Inc. v. Vulcan Materials Co., C.A. No. 7102-CS (Del. Ch.). In its complaint, Martin Marietta asks the Court to issue a declaration that the May 3, 2010 letter agreement covering confidentiality, use restrictions and other terms between Martin Marietta and Vulcan does not prohibit (1) the exchange offer launched by Martin Marietta on December 12, 2011 or (2) Martin Marietta's anticipated nomination of candidates for Vulcan's board of directors at the 2012 annual meeting. Martin Marietta also seeks an injunction prohibiting Vulcan from prosecuting any action under the May 3, 2010 letter agreement covering confidentiality, use restrictions and other terms in any jurisdiction other than Delaware.

On December 20, 2011, Vulcan answered the complaint and asserted counterclaims against Martin Marietta. Vulcan alleged that Martin Marietta violated the May 3, 2010 letter agreement covering confidentiality, use restrictions and other terms by using and disclosing confidential material protected by the agreement to launch its exchange offer. On this basis, Vulcan sought (1) a declaration that Martin Marietta is barred from disclosing material received pursuant to the May 3, 2010 letter agreement in connection with its exchange offer, and (2) a decree of specific performance or an injunction prohibiting Martin Marietta from pursuing its exchange offer and requiring Martin Marietta to withdraw the documents it has publicly filed that disclose information covered by the agreement.

In order to ensure efficient and prompt resolution of the contract disputes between Vulcan and Martin Marietta, Vulcan agreed during a conference with the Court to litigate together in the Delaware Court of Chancery its claims under the May 3, 2010 letter agreement covering confidentiality, use restrictions and other terms, and its claims then pending in the United States District Court for the Northern District of Alabama (see " – Alabama Litigation," below) under the May 18, 2010 common interest, joint defense and confidentiality agreement.

On January 18, 2012, Vulcan filed with the Court its amended answer and counterclaim, alleging that Martin Marietta violated both the May 3, 2010 letter agreement covering confidentiality, use restrictions and other terms and the May 18, 2010 common interest, joint defense, and confidentiality agreement in connection with its exchange offer. To remedy Martin Marietta's breaches of contract, Vulcan seeks (1) an order enjoining Martin Marietta from pursuing its exchange offer, (2) an order enjoining Martin Marietta from pursuing its proposed proxy contest, and (c) a declaration that Martin Marietta may not disclose any further confidential Vulcan information in order to satisfy the requirements of the federal securities laws or otherwise.

The Court held a four-day trial on the parties' claims between February 28, 2012 and March 2, 2012. Post-trial briefing was completed on March 30, 2012, and the Court heard argument on April 9, 2012.

Various motions and related items (whether procedural, discovery-related and/or substantive in nature) occur from time to time with respect to these matters.

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Vulcan believes Martin Marietta's claims are meritless, and Vulcan intends to pursue its counterclaims vigorously.

New Jersey Litigation

On December 12, 2011, Martin Marietta commenced litigation in the Superior Court of New Jersey's Chancery Division for Mercer County against Vulcan seeking declaratory and injunctive relief. The action is captioned Martin Marietta Materials, Inc. v. Vulcan Materials Co., No. C-83-11 (N.J. Super. Ct.). In its complaint, Martin Marietta alleges that it has launched an exchange offer and, if the offer is successful, intends to effect a merger between itself and Vulcan. Martin Marietta asks the Court to issue declarations that (1) the New Jersey Shareholders Protection Act will not apply to the proposed merger; (2) simple majority approval of the Vulcan shareholders is all that is required under Article VIII of Vulcan's Certificate of Incorporation with respect to the proposed merger, if either approved by a majority of the continuing directors or the offer price satisfies the price requirements set forth in the charter; (3) Vulcan may not use certain provisions of its by-laws to hinder or frustrate Martin Marietta's anticipated nomination of candidates for the board of directors at Vulcan's 2012 annual meeting; and (4) that Martin Marietta's December 12, 2011 Registration Statement complies with the requirements of the Securities Act of 1933. In addition, Martin Marietta seeks injunctive orders prohibiting Vulcan from attempting to use the Shareholders Protection Act to bar the proposed merger, from attempting to use Article VIII of its Certificate of Incorporation to require 80% shareholder approval of the proposed merger, and from attempting to use its by-laws to hinder or frustrate Martin Marietta's anticipated nomination of candidates for the board of directors at Vulcan's 2012 annual meeting.

Simultaneous with the filing of its complaint on December 12, 2011, Martin Marietta sought and obtained an order to show cause why expedited discovery should not be permitted. On December 20, 2011, following briefing and argument, the Court directed Vulcan to file its answer and any motion to dismiss the complaint by January 6, 2012, and to respond to Martin Marietta's request for discovery by January 31, 2012. On January 6, 2012, Vulcan moved to dismiss Counts VI and VII of the complaint, and answered the remaining allegations; the motion to dismiss was subsequently denied without prejudice.

On April 5, 2012, the Court held a hearing related to discovery procedures. In an order issued on the same date, the Court, among other things, ordered Vulcan and Martin Marietta to enter into a confidentiality agreement or other protective order for the purpose of sharing certain information between the parties.

Various motions and related items (whether procedural, discovery-related and/or substantive in nature) occur from time to time with respect to these matters.

Vulcan believes Martin Marietta's lawsuit is meritless.

Alabama Litigation

On December 19, 2011, Vulcan commenced litigation in the United States District Court for the Northern District of Alabama, Southern Division, seeking declaratory and injunctive relief. The action is captioned Vulcan Materials Company v. Martin Marietta Materials, Inc., CV-11-CO-4248-S (N.D. Ala.). In its complaint, Vulcan alleged that Martin Marietta violated the common interest, joint defense and confidentiality agreement executed by Vulcan, Martin Marietta, and their respective outside counsel on May 18, 2010, by misusing and disclosing information protected by the agreement in connection with its exchange offer. Vulcan further alleged that Martin Marietta violated the Securities Exchange Act of 1934 (the "Exchange Act") by launching its exchange offer while in possession of material nonpublic information it obtained under the common interest, joint defense and confidentiality agreement. On this basis, Vulcan sought, among other things, (1) an injunction barring Martin Marietta from pursuing an exchange offer formulated in breach of the common interest, joint defense and confidentiality agreement; (2) a declaration that Martin Marietta may not disclose information received pursuant to the common interest, joint defense and confidentiality agreement in support of its exchange offer; (3) an injunction barring Martin Marietta from pursuing its exchange offer in violation of the Exchange Act; and (4) an injunction requiring that Martin Marietta correct certain of the material omissions and misstatements in its public filings, also as required by the Exchange Act.

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On January 13, 2012, Vulcan informed the Court that it had agreed to pursue counts I and II of its complaint, which asserted claims for breach of contract against Martin Marietta under the May 18, 2010 common interest, joint defense, and confidentiality agreement, in the Delaware Litigation. On January 18, 2012, Vulcan voluntarily dismissed counts I and II of its complaint as it intends to pursue such counts in the Delaware Litigation.

On February 1, 2012, Vulcan filed an amended complaint that alleged that Martin violated the Exchange Act by launching its exchange offer while in possession of Vulcan's material, nonpublic information, and by making materially false and misleading statements in connection with its offer. On this basis, Vulcan seeks, among other things, (1) an injunction barring Martin Marietta from pursuing an exchange offer in violation of the Exchange Act; (2) an injunction requiring that Martin Marietta correct certain of the material omissions and misstatements in its public filings, also as required by the Exchange Act; and (3) an injunction barring Martin Marietta from disclosing the information they obtained concerning Vulcan pursuant to the May 3 letter agreement and the common interest, joint defense and confidentiality agreement. On February 15, 2012, Martin Marietta moved to dismiss the amended complaint. On March 20, 2012, Vulcan filed its opposition to Martin Marietta's motion.

Various motions and related items (whether procedural, discovery-related and/or substantive in nature) occur from time to time with respect to these matters.

Shareholder Litigation

Four putative class-action complaints challenging Vulcan's response to the exchange offer have been filed against Vulcan and its directors. Three of these complaints were filed in the United States District Court for the District of New Jersey: City of Southfield Police & Fire Retirement Systems v. Carroll, et al., No. 11-cv-07416 (the "Southfield Action"); Louisiana Municipal Police Employees' Retirement System v. Carroll, et al., No. 11-cv-7571 (the "Louisiana Municipal Action"); and Stationary Engineers Local 39 Pension Trust Fund v. Carroll, et al., No. 12-cv-00349 (the "Stationary Engineers Action"). The fourth complaint was filed in the United States District Court for the Northern District of Alabama, Southern Division: KBC Asset Management NV v. James, et al., No. 11-cv-04323 (the "KBC Action").

Each of the above-named putative class-action complaints has been brought on behalf of a putative class of Vulcan shareholders and alleges that the Company's directors breached their fiduciary duties in connection with their response to the exchange offer. The complaints filed in the KBC and Stationary Engineers Actions also purport to assert claims derivatively on behalf of Vulcan. All four putative class-action complaints seek, among other things, an injunction barring the named defendants from adopting any defensive measures in connection with the exchange offer, as well as attorneys' fees and costs. Plaintiffs in the Southfield and Louisiana Municipal Actions also seek a declaration that neither the New Jersey Shareholders Protection Act nor Article VIII.A of Vulcan's Charter is applicable to the exchange offer.

On January 27, 2012, the federal court in New Jersey entered an order consolidating the Southfield, Louisiana Municipal and Stationary Engineers Actions in the District of New Jersey. On February 1, 2012, Vulcan filed a motion to transfer venue in the KBC Action to the District of New Jersey. On February 15, 2012, on stipulation of the parties, the New Jersey court ordered plaintiffs to file a consolidated complaint within a "reasonable time" after the actions were consolidated. On February 28, 2012, the Alabama court granted Vulcan's motion and transferred the KBC Action to the District of New Jersey.

Various motions and related items (whether procedural, discovery-related and/or substantive in nature) occur from time to time with respect to these matters.

Vulcan and its directors believe the lawsuits are meritless.

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 IMPORTANT

YOUR VOTE IS EXTREMELY IMPORTANT. Whether or not you plan to attend the Annual Meeting and regardless of the number of shares you own, we urge you to sign, date and mail the enclosed WHITE proxy card to vote "FOR" the election of the four Vulcan director nominees, or use the WHITE proxy card to vote by telephone or by Internet.

We urge you NOT to sign or return any proxy card sent to you by Martin Marietta. Only your latest dated, signed proxy card will be counted, and any proxy card you sign for any reason could invalidate previous WHITE proxy cards sent by you to support your Board. If you have already sent a proxy to Martin Marietta, you may revoke that proxy and vote for the election of our four director nominees by signing, dating and mailing the enclosed WHITE proxy card. You may also vote over the Internet using the Internet address on the WHITE proxy card or by telephone using the toll-free number on the WHITE proxy card or, if you are a street name holder, by following the instructions on your voting instruction form.

 ANNUAL MEETING PROCEDURES

Annual Meeting Admission

Only shareholders of Vulcan as of the close of business on April 20, 2012 (the record date for the Annual Meeting), their authorized representatives and invited guests of our company will be permitted to attend the Annual Meeting. Proof of ownership of Vulcan common stock as of the record date, along with personal identification (such as a driver's license or passport), must be presented in order to be admitted to the Annual Meeting. If your shares are held in the name of a bank, broker, trustee or nominee and you plan to attend the Annual Meeting in person, you must bring a brokerage statement, and a legal proxy from your bank, broker, trustee or nominee entitling you to vote the shares held as of the record date at the Annual Meeting, along with personal identification, to be admitted to the Annual Meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

Voting Procedures

Shareholders of record (shareholders who own our shares in their own names on the books of our transfer agent) may vote their shares or submit a WHITE proxy card to have their shares voted by one of the following methods:

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By Internet — Shareholders of record may submit proxies over the Internet by following the instructions on the WHITE proxy card or the voting instruction card sent to them by their bank, broker, trustee or nominee.

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By Telephone — Shareholders of record who live in the United States or Canada may submit proxies by telephone by calling                                   and following the instructions. Shareholders of record will need to have the control number that appears on their WHITE proxy card available when voting.

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By Mail — Shareholders of record who have received a paper copy of a WHITE proxy card by mail may submit proxies by completing, signing and dating their WHITE proxy card and mailing it in the accompanying pre-addressed envelope.

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In Person — Shareholders of record may vote shares held in their name in person at the Annual Meeting; however, attending the Annual Meeting without casting a ballot will not count as a vote.

Beneficial owners of shares (shareholders who own their shares in the name of a bank, broker, trustee or other nominee on the books of our transfer agent) may generally vote their shares or submit a proxy to have their shares voted by one of the following methods, as indicated on the voting instruction form sent to you by your bank, broker, trustee or nominee:

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By Internet or Telephone — Beneficial owners may generally vote their shares over the Internet or by telephone, as indicated on your voting instruction card. Please refer to your voting instruction card or other

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  information forwarded by your bank, broker, trustee or nominee to determine whether you may submit a proxy electronically over the Internet or by telephone, following the instructions on the voting instruction card or other information provided by the record holder.

•
By Mail — You may vote your shares by completing, signing and dating your voting instruction card and returning it in the envelope provided.

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In Person with a Proxy from the Record Holder — Shares for which a shareholder is the beneficial holder but not the shareholder of record may be voted in person at the Annual Meeting only if such shareholder is able to obtain a legal proxy from the bank, broker, trustee or nominee that holds the shareholder's shares, indicating that the shareholder was the beneficial holder as of the record date and the number of shares for which the shareholder was the beneficial owner on the record date.

Shareholders are encouraged to vote their proxies by Internet, telephone or completing, signing, dating and returning a WHITE proxy card, but not by more than one method. If you vote by more than one method, or vote multiple times using the same method, only the last-dated vote that is received by the vote tabulator will be counted, and each previous vote will be disregarded.

If you receive more than one set of proxy materials or more than one WHITE proxy card, it may mean that you hold shares of Vulcan stock in more than one account. You must return a proxy card or vote using one of the methods described above for each account in which you own shares.

Revoking Your Vote

If you are a shareholder of record, you may revoke your proxy at any time before it is voted at the meeting by taking one of the following actions:

•
by giving written notice of the revocation prior to the commencement of the Annual Meeting to: Corporate Secretary, Vulcan Materials Company, 1200 Urban Center Drive, Birmingham, Alabama 35242;

•
by executing and delivering another valid proxy with a later date;

•
by voting by telephone or Internet at a later date; or

•
by attending the 2012 Annual Meeting of Shareholders and voting in person by written ballot, if you are a shareholder of record or, if you are a beneficial owner of your shares, with a legal proxy from the entity that holds your shares giving you the right to vote the shares.

If you are a beneficial owner of your shares and you vote by proxy, you may change your vote by submitting new voting instructions to your bank, broker, trustee or nominee in accordance with that entity's procedures.

Vote Required for Approval

The presence, represented in person or by proxy, of a majority of the issued and outstanding shares of Vulcan common stock entitled to vote at the Annual Meeting is required to constitute a quorum at the Annual Meeting. As described in more detail below, abstentions are not counted as votes cast in respect of Proposals 2, 3, 4, 5 and 6, and therefore have no effect on the results of the votes respecting such proposals. Brokers holding shares for beneficial owners must vote their shares according to the specific instructions they receive from their owners. If specific instructions are not received, brokers may not vote these shares, other than on matters that the New York Stock Exchange considers to be "routine." This creates a situation known as a "broker non-vote" with respect to proposals that are considered "non-routine" by the New York Stock Exchange. While Proposal 3, the ratification of the selection of Deloitte & Touche LLP as Vulcan's independent registered public accounting firm for 2012, would ordinarily be considered "routine," because of the contested nature of this year's solicitation, all of the proposals on the agenda will be considered non-routine matters and, accordingly, your broker will not have discretion to vote your shares held in street name on any proposal presented at the Annual Meeting unless you provide specific instructions to your broker as to how your shares are to be voted.

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The votes required to approve each matter to be considered by Vulcan's shareholders at the Annual Meeting are set forth below:

    •
    Proposal 1 – Election of Directors:  Each Vulcan shareholder has the right to vote each share of stock owned by such shareholder on the record date for four director nominees to be elected. Cumulative voting is not permitted. To be elected, a director-nominee must receive a plurality of the votes cast at the Annual Meeting. Accordingly, the four nominees standing in the election who receive the greatest number of votes cast at the Annual Meeting will be elected as directors. Abstentions, votes withheld and broker non-votes will not be counted as votes cast for such purposes and therefore will have no effect on the results of the election.

    •
    Proposal 2 – Advisory Vote on Executive Compensation:  The affirmative vote of a majority of votes cast on this proposal is required to approve, on an advisory basis, the compensation of the executives set forth in this proxy statement. Abstentions and broker non-votes will have no effect on the results of this vote.

    •
    Proposal 3 – Ratification of Selection of Deloitte & Touche LLP:  The affirmative vote of a majority of the votes cast on this proposal is required to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2012. Abstentions and broker non-votes will have no effect on the results of this vote.

    •
    Proposal 4 – Advisory Shareholder Proposal – Adoption of Majority Voting Standard in the Election of Directors.  The affirmative vote of a majority of the votes cast on this proposal is required to approve this proposal. Abstentions and broker non-votes will have no effect on the results of this vote.

    •
    Proposal 5 – Advisory Shareholder Proposal – Board Declassification.  The affirmative vote of a majority of the votes cast on this proposal is required to approve this proposal. Abstentions and broker non-votes will have no effect on the results of this vote.

    •
    Proposal 6 – Advisory Shareholder Proposal – Elimination of Super-majority Voting.  The affirmative vote of a majority of the votes cast on this proposal is required to approve this proposal. Abstentions and broker non-votes will have no effect on the results of this vote.

Appraisal or Dissenters' Rights

Shareholders of Vulcan will not have rights of appraisal or similar dissenters' rights with respect to any of the matters identified in this proxy statement to be acted upon at the Annual Meeting.

Proxy Solicitation Matters

Solicitation of WHITE proxy cards may be conducted by mail, facsimile, courier service, telephone, telegraph, the Internet, electronic mail, newspapers and other publications of general distribution, and in person. The cost of proxy solicitation, including the cost of preparing, assembling, printing, mailing and distributing these proxy materials, will be paid by Vulcan. Vulcan will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and other solicitation materials to beneficial owners of Vulcan common stock. Vulcan's expenses related to the solicitation in excess of those normally spent for an annual meeting as a result of the contested election are expected to be approximately $[•] (excluding salaries and wages of our regular employees and officers and the fees and expenses to be paid to MacKenzie Partners, Inc.), of which approximately $[•] has been incurred as of the date hereof. Appendix A sets forth information relating to persons who may solicit proxies on our behalf, including Vulcan's directors and director nominees as well as Vulcan officers and employees who are considered "participants" in our solicitation under the rules of the SEC. Our directors, director nominees, officers and other employees who may solicit proxies will not be paid extra compensation for such solicitation.

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We have retained MacKenzie Partners Inc. ("MacKenzie") to assist in the solicitation of proxies and in connection with Vulcan's communications with shareholders in connection with Martin Marietta's exchange offer, at a fee not to exceed $[•] plus reasonable out-of-pocket expenses. In addition, Vulcan has agreed to indemnify MacKenzie and certain related persons against certain liabilities relating to or arising out of the engagement. MacKenzie has advised Vulcan that approximately [•] of its employees will be involved in soliciting Vulcan shareholders on behalf of Vulcan.

Professional Advisors

We have retained Sard Verbinnen & Co. ("Sard Verbinnen") as our public relations advisor in connection with Martin Marietta's exchange offer. Vulcan has agreed to pay customary compensation to Sard Verbinnen for such services. Vulcan has also agreed to indemnify it and certain related persons against certain liabilities relating to or arising out of the engagement.

Vulcan has retained Goldman, Sachs & Co. in connection with, among other things, Vulcan's analysis and consideration of, and response to, the exchange offer. Goldman has been and will be paid customary fees for such services, has been and will be reimbursed for its reasonable out-of-pocket expenses (including fees and disbursements of its legal counsel), and will be indemnified against certain liabilities relating to or arising out of the engagement.

Except as set forth above, neither Vulcan nor any person acting on its behalf has or currently intends to employ, retain, or compensate any person to make solicitations or recommendations to the shareholders of Vulcan on its behalf with respect to the exchange offer.

Householding of Annual Meeting Materials

Some banks and brokers may be participating in the practice of "householding" proxy statements and annual reports. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. This means that only one copy of this proxy statement or our 2011 Annual Report to Shareholders may have been sent to multiple shareholders at your mailing address. We will promptly deliver a separate copy of either or both documents to you if you write or call us at the following address or phone number: Vulcan Materials Company, 1200 Urban Center Drive, Birmingham, Alabama 35242, Attention: Mark D. Warren, Director, Investor Relations, phone: (205) 298-3220. If you want to receive separate copies of our Annual Report to Shareholders and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, trust or other nominee, or you may contact us at the above address and phone number.

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PROPOSAL 1. ELECTION OF DIRECTORS

Our constituent documents provide that our Board shall be divided into three classes, with the term of office of one class expiring each year. At the 2012 Annual Meeting, four persons will be elected to serve as members of our Board until 2015, or until their successors have been duly elected and qualified. Our Board, upon the recommendation of the Governance Committee, has nominated the four people listed below for re-election at the 2012 Annual Meeting. Each of our nominees is currently serving as a director of the company. Each of the nominees has consented to be named in this proxy statement and to serve if elected, and our Board has no reason to believe that any of the persons nominated will be unable to serve as a director.

Our Board unanimously recommends a vote FOR each of the Board's four nominees for director on the enclosed WHITE proxy card.    Our Board has nominated Phillip W. Farmer, H. Allen Franklin, Richard T. O'Brien and Donald B. Rice as directors to serve three-year terms expiring in 2015. The persons named as proxies will cast votes on the WHITE proxy cards received by them FOR the election of each of these four nominees unless otherwise specified on the WHITE proxy cards. If for some reason any of our director nominees is unable to serve, or for good cause will not serve if elected, the persons named as proxies may vote for a substitute nominee recommended by our Board, and unless you indicate otherwise on the WHITE proxy card, the proxies will be voted in favor of the remaining nominees. If any substitute nominees are so designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the revised proxy statement and to serve if elected, and includes certain biographical and other information about such nominees as required by SEC rules.

In accordance with the amended and restated by-laws of our company, our Board of Directors is required to be composed of not fewer than 9 nor more than 12 directors. The number of directors may be set by a resolution adopted by a majority of our Board of Directors and our charter provides that any vacancies on the Board, including vacancies resulting from an increase in the number of directors, shall be filled by the affirmative vote of a majority of the remaining directors. One of our three classes of directors is elected at each annual meeting, and each director is chosen to serve until the third year's succeeding Annual Meeting of Shareholders. Our by-laws provide that an outside director shall retire from the Board following his or her 74th birthday. However, the Board may waive the mandatory retirement age and nominate such director for an additional term of one or more years if the Board determines that such an extension is in the best interests of our company and its shareholders. As previously disclosed in Vulcan's proxy statement for the 2011 Annual Meeting and consistent with Vulcan's director retirement policy, current director Philip Carroll, Jr. will be retiring immediately prior to the commencement of the 2012 Annual Meeting. Upon the effectiveness of Mr. Carroll's resignation from the Board, the size of the Vulcan Board of Directors will be reduced from eleven to ten immediately prior to Vulcan's 2012 Annual Meeting pursuant to a resolution adopted by our Board and consistent with prior practice. Accordingly, there are four seats on our Board up for election at the 2012 Annual Meeting.

Our Board unanimously recommends that you vote FOR the election of our four nominees listed below, Mr. Farmer, Mr. Franklin, Mr. O'Brien and Dr. Rice.

The Board believes that each of the four nominees listed below are highly qualified and have experience, skills, backgrounds and attributes that qualify them to serve as directors of Vulcan (please see each nominee's biographical information presented below and the "Summary of Qualifications for Directors" section below for more information). The recommendation of the Board is based on its carefully considered judgment that the experience, skills, backgrounds and attributes of our nominees make them the best candidates to serve on our Board.

Certain information regarding Vulcan's four nominees for election at the Annual Meeting and the remaining six directors whose terms are continuing is provided on the following pages, including their principal occupation and employment during the last five years.

In addition, Appendix A sets forth information relating to our director nominees and directors as well as certain of our officers and employees who are considered "participants" in our solicitation, under the rules of the SEC, by reason of their position or because they may be soliciting proxies on our behalf.

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 NOMINEES FOR RE-ELECTION TO THE BOARD OF DIRECTORS TERMS EXPIRING IN 2015

PHILLIP W. FARMER

AGE: 73. Director since 1999.
Retired; Chairman of the Board of Harris Corporation, Melbourne, Florida (an international communications equipment company), from February 2003 until June 2003; Chairman and Chief Executive Officer from June 1995 to February 2003.
COMMITTEE MEMBERSHIPS: Audit; Executive; Governance.

H. ALLEN FRANKLIN

AGE: 67. Director since 2001.
Retired; Chairman and Chief Executive Officer of Southern Company, Atlanta, Georgia (a super-regional energy company in the Southeast and a leading U.S. producer of energy), from April 2004 until July 2004; Chairman, President and Chief Executive Officer from April 2001 to April 2004.
COMMITTEE MEMBERSHIPS: Compensation; Executive; Safety, Health and Environmental Affairs.

RICHARD T. O'BRIEN

Age: 58. Director since 2008.
President and Chief Executive Officer of Newmont Mining Corporation, Greenwood Village, Colorado (an international gold production company) since 2007; President and Chief Financial Officer during 2006 and 2007; Senior Vice President and Chief Financial Officer from 2005 until 2006; Executive Vice President and Chief Financial Officer, AGL Resources, Atlanta, Georgia (a natural gas distribution, marketing and energy service company), from 2001 until 2005.
OTHER DIRECTORSHIPS: Newmont Mining Corporation; Inergy, LP.
COMMITTEE MEMBERSHIPS: Audit; Safety, Health and Environmental Affairs.

DONALD B. RICE

Age: 72. Director since 1986.(*)
Retired; President and Chief Executive Officer of Agensys, Inc., Santa Monica, California (a biotechnology company developing monoclonal antibody therapeutics for cancer) from 1996 until 2010; Former U.S. Secretary of the Air Force from 1989 to 1993.
OTHER DIRECTORSHIPS: Chevron Corp.
COMMITTEE MEMBERSHIPS: Compensation; Executive; Governance.
(*)Dr. Rice was first elected a director in 1986, and served until May 1989, when he was appointed Secretary of the Air Force. He was re-elected as a director by our Board of Directors on February 12, 1993.

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We urge you to vote FOR the foregoing nominees and NOT to sign or return any proxy card sent to you by Martin Marietta for the following reasons:

Our Board has acted, and will continue to act, in the best interests of Vulcan shareholders, and our four nominees deserve your vote.

Our Board has acted and will continue to act in the best interests of Vulcan shareholders, including in evaluating Martin Marietta's exchange offer and overseeing the further development and implementation of Vulcan's Profit Enhancement Plan and other initiatives. All of Vulcan's nominees are highly qualified, independent directors who are not interested parties with respect to the exchange offer. Moreover, we believe that a deep understanding of Vulcan's business by the Vulcan Board is essential to Vulcan's success, and it is important for nominees to have meaningful experience in our industry, one characterized by a highly competitive landscape with unique risks and challenges. Our four nominees have broad knowledge of Vulcan and the aggregates industry gained from their years of service on the Vulcan Board, and we ask you to consider them fully. All four of Vulcan's nominees have served as the chief executive officer of publicly traded companies, and one nominee, Richard O'Brien, is the CEO of a global mining company. Each of our nominees have also held significant positions on Vulcan's Board committees. In addition to the biographical detail provided above for our nominees, please also see the "– Summary of Qualifications for Directors" section below for further information about the attributes and skills they bring to Vulcan's Board.

In rejecting Martin Marietta's unsolicited exchange offer, our Board conducted a thorough review of the offer, including its terms and conditions, in consultation with Vulcan's financial and legal advisors. The Vulcan Board, by unanimous vote at a meeting on December 19, 2011, determined that the exchange offer was not in the best interests of Vulcan and its shareholders and recommended that shareholders reject the offer and not tender their shares. The Vulcan Board's reasons and recommendations regarding Martin Marietta's exchange offer are contained in Vulcan's Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC on December 22, 2011, as amended. These filings are available at no charge on the SEC's website at www.sec.gov. We urge you to read the Schedule 14D-9 (including any amendments and supplements thereto) and the documents incorporated therein, because these documents contain important information regarding Martin Marietta's exchange offer and the Board's recommendation against such offer. Of particular importance are the Investor Presentations Vulcan filed on January 5, 2012 and March 30, 2012, and the Press Releases Vulcan filed on December 22, 2011, January 5, 2012, February 16, 2012 and March 30, 2012. Among the specific reasons cited in Vulcan's Schedule 14D-9 for recommending that shareholders reject the Martin Marietta offer are the following:

  •
  The offer is disadvantageous to Vulcan shareholders and substantially undervalues Vulcan and its future prospects.

  •
  The transaction proposed by Martin Marietta would not enhance shareholder value in the future.

  •
  The timing of the offer is opportunistic, seeking to exploit cyclical lows in U.S. construction spending and the trading price of Vulcan's common stock.

  •
  The offer is subject to antitrust uncertainty and is highly conditional.

We believe Martin Marietta's nominees may have conflicts of interests with respect to Martin Marietta's Exchange Offer

We believe that Martin Marietta's handpicked nominees may have conflicts of interests if elected to the Board.

As discussed above in the section "Background to Martin Marietta's Offer and Proxy Solicitation – Review of Martin Marietta's Proposed Nominees" Vulcan recently learned about the existence of confidentiality agreements between Martin Marietta and its nominees, pursuant to which each Martin Marietta nominee has "agree[d] to be bound as a 'Representative"' of Martin Marietta, as defined in the confidentiality agreement entered into between Martin Marietta and Vulcan. In addition, pursuant to these agreements, each Martin Marietta nominee owes specified obligations to Martin Marietta, which obligations would, by their terms, continue through the length of the nominee's service on Vulcan's Board if elected. The existence of these agreements, which were not disclosed in Martin Marietta's

Proposal 1                                                      18

nomination documents by the applicable advance notice deadline, raise questions about the relationship between Martin Marietta and such nominees, as well as the qualifications of these nominees under Vulcan's governing documents. Vulcan requested publicly and in New Jersey court proceedings that Martin Marietta disclose these agreements publicly or otherwise provide them so that the Vulcan Board may proceed with its review as to the eligibility of the Martin Marietta nominees to stand for election to Vulcan's Board at the 2012 Annual Meeting. Following a New Jersey court hearing on Thursday, April 5, 2012, at which a judge ordered the parties to enter into a confidentiality agreement or other order for the purpose of providing such agreements (and related communications) to Vulcan, Martin Marietta publicly released the "form of" confidentiality agreement it had entered into with each of its proposed director nominees.

Vulcan has not made a final determination as to the eligibility of Martin Marietta's proposed nominees to stand for election at the 2012 Annual Meeting and is awaiting receipt of various items relating to ties between Martin Marietta and its nominees. If Vulcan determines that one or more of Martin Marietta's nominees are ineligible, Vulcan intends to inform Martin Marietta of such determination and disclose such determination to Vulcan shareholders.

In addition, as disclosed by Martin Marietta, Martin Marietta has agreed to pay each of its nominees $50,000 in consideration for their agreement to be named as a nominee for this election. Martin Marietta will reimburse each of its nominees for all reasonable and out-of-pocket travel and related expenses incurred by such nominee in connection with his service as a nominee for this election, up to an aggregate maximum amount of $5,000 for each nominee. Martin Marietta also agreed to indemnify each of its nominees from and against any and all expenses, liabilities and losses reasonably incurred or suffered by the nominee in connection with any action, suit or proceeding, directly or indirectly, resulting from, based upon, arising out of or relating to (i) serving as a nominee, (ii) being a "participant in a solicitation" (as defined in the rules and regulations under the Exchange Act) in connection with the proxy solicitation or (iii) being otherwise involved in the proxy solicitation as a nominee, except to the extent such losses relate to any materially inaccurate written information supplied by the nominee for inclusion in any filings made with any federal or state governmental agency, including the proxy solicitation materials, or is found in a final judgment by a court, not subject to further appeal, to have resulted from bad faith or willful misconduct on the nominee's part. Martin Marietta has also retained McElroy, Deutsch, Melvaney & Carpenter, LLP as counsel for its nominees and has agreed to pay all fees in connection therewith. The above agreements do not appear to terminate upon election of a nominee to our Board.

We believe the Martin Marietta nominees' ability to fairly evaluate Martin Marietta's exchange offer could be colored by their relationship with Martin Marietta, which includes the confidentiality, compensation, reimbursement and indemnification arrangements described above.

Moreover, in order for the Vulcan Board to consider strategies other than the Martin Marietta exchange offer, we believe it would be in the best interests of Vulcan shareholders if Vulcan directors are not associated in any way with Martin Marietta, one of our primary competitors.

BOARD OF DIRECTORS RECOMMENDATION

THE VULCAN BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED ABOVE ON THE WHITE PROXY CARD.

Proposal 1                                                      19

 DIRECTORS CONTINUING IN OFFICE TERMS EXPIRING IN 2013

DOUGLAS J. MCGREGOR

AGE: 71. Director since 1992.
Senior Advisor, Blue Point Capital Partners, Cleveland, Ohio (a national private equity firm), since January 2003. From June 2000 until December 2002, Mr. McGregor was the President, Chief Operating Officer and Chief Restructuring Officer of Burlington Industries, Inc., Greensboro, North Carolina (a manufacturer of soft goods for apparel and interior furnishings); Chairman, Chief Executive Officer and President of M.A. Hanna Company, Cleveland, Ohio (an international specialty chemicals company) from 1988 to 1998.

COMMITTEE MEMBERSHIPS: Audit; Executive; Finance.

VINCENT J. TROSINO

AGE: 72. Director since 2003.
Retired; President, Vice Chairman of the Board and Chief Operating Officer of State Farm Mutual Automobile Insurance Company, Bloomington, Illinois (a mutual insurance company), from 1998 until December 2006.
COMMITTEE MEMBERSHIPS: Audit; Finance.

DIRECTORS CONTINUING IN OFFICE TERMS EXPIRING IN 2014

DONALD M. JAMES

AGE: 63. Director since 1996.
Chairman and Chief Executive Officer of Vulcan since May 1997.
OTHER DIRECTORSHIPS: The Southern Company; Wells Fargo & Company.
COMMITTEE MEMBERSHIPS: Executive.

Proposal 1                                                      20

ANN MCLAUGHLIN KOROLOGOS

AGE: 70. Director since 1990.(*)
Former U.S. Secretary of Labor from 1987 to 1989; Former Chairman of the RAND Corporation Board of Trustees, Santa Monica, California (a nonprofit institution that helps improve policy and decision making through research and analysis), April 2004 – April 2009; Senior Advisor to Benedetto, Gartland & Company, Inc. (an investment banking firm in New York), from October 1996 until December 2005.

OTHER DIRECTORSHIPS: AMR Corporation; Harman International Industries, Inc.; Kellogg Company; Host Hotels & Resorts, Inc.
COMMITTEE MEMBERSHIPS: Executive; Governance; Safety, Health and Environmental Affairs.
(*) Ms. Korologos was first elected a director in 1990 and served until May 13, 2004. She was re-elected a director by our Board of Directors on July 13, 2007.

JAMES T. PROKOPANKO

AGE: 58. Director since 2009.
President and Chief Executive Officer of The Mosaic Company, Plymouth, Minnesota (a leading producer and marketer of concentrated phosphate and potash crop nutrients for the global agriculture industry) since January 2007; Executive Vice President and Chief Operating Officer from July 2006 until January 2007. Corporate Vice President of Cargill, Incorporated, Minneapolis, Minnesota (an international producer and marketer of food, agricultural, financial and industrial products and services) from 2004 until 2006.

OTHER DIRECTORSHIPS: The Mosaic Company.
COMMITTEE MEMBERSHIPS: Compensation; Governance.

KATHLEEN WILSON-THOMPSON

AGE: 54. Director since 2009.
Senior Vice-President and Chief Human Resources Officer of Walgreen Co., Deerfield, Illinois (drugstore chain) since January 2010; Senior Vice-President, Global Human Resources of The Kellogg Company, Battle Creek, Michigan (a retail food manufacturer and distributor), from July 2005 until January 2010.
COMMITTEE MEMBERSHIPS: Finance; Safety, Health and Environmental Affairs.

Proposal 1                                                      21

DIRECTOR QUALIFICATIONS

Directors are responsible for reviewing and approving corporate strategy and overseeing management of our company to assure that the long-term interests of the shareholders are being served. The Board believes that there are general skills and characteristics required for service on the Board of Directors that are applicable to all directors. Additionally, the Board needs a diverse skill set among its members to ensure that the Board is able to respond to the needs of management and the company. The Governance Committee of the Board is responsible for considering the qualifications of the directors, both individually and collectively, with respect to the company's current and future needs.

GENERAL QUALIFICATIONS

The Governance Committee, along with the Board, is responsible for reviewing on an annual basis the requisite skills and characteristics of Board members and candidates for the Board. The Governance Committee considers, among other factors:

  •
  high ethical standards

  •
  integrity

  •
  independence

  •
  experience

  •
  sound business judgment

  •
  ability to devote the time and effort necessary to fulfill his or her responsibilities to the Board.

The Board and the Governance Committee require that each director be a person of high integrity with a proven record of success. The Board does not have specific diversity quotas, but considers race, ethnicity, gender, age, education and professional experiences in evaluating candidates for the Board.

SUMMARY OF QUALIFICATIONS FOR DIRECTORS

The Board believes that a number of particular qualifications, attributes, skills and experiences are desirable for the Board as a whole. These include:

  •
  financial and audit committee experience

  •
  knowledge of the company's industry and related industries

  •
  relevant chief executive officer/president experience

  •
  government or political expertise

  •
  human resources experience

  •
  diversity of race, ethnicity or gender

Set forth below is a narrative disclosure that summarizes the specific qualifications, attributes, skills and experience for each director. The highlighted areas for each director are not exclusive. The description merely highlights a specific area of focus or expertise of each director on which the Board currently relies.

Phillip W. Farmer

  •
  Relevant chief executive officer/president experience. Mr. Farmer served as Chief Executive Officer and then Chairman of Harris Corporation from 1995 to 2003. He brings valuable public company leadership and management expertise.

  •
  Financial and audit committee experience. Mr. Farmer has served on the company's Audit Committee as well as on the audit committee of another publicly traded company. He also received financial training in the General Electric Financial Management Program.

Proposal 1                                                      22

 H. Allen Franklin

  •
  Relevant chief executive officer/president experience. Mr. Franklin served as Chairman, President and Chief Executive Officer of Southern Company from 2001 to 2004. As a result, Mr. Franklin provides the Board with valuable business, leadership, organizational and operational management skills as well as governance and compensation expertise.

  •
  Knowledge of the company's industry and related industries. At Southern Company, Mr. Franklin gained considerable management expertise with issues facing an industrial company, including governmental and regulatory issues and safety, health and environmental matters, which are important issues in our industry.

Donald M. James

  •
  Relevant chief executive officer/president experience. Mr. James has served as our Chief Executive Officer since 1997. He has extensive leadership, management, operating, financial and legal experience and knowledge of our company.

  •
  Knowledge of the company's industry and related industries. Mr. James served as President of our Southern and Gulf Coast Division, as Senior Vice President, Construction Materials Group and as Chief Operating Officer, giving him first-hand operational knowledge of our industry. Mr. James has also assumed leadership positions in aggregates industry and general business trade groups exposing him to the important issues facing the aggregates industry. Mr. James also has experience serving on the boards of a number of other large public companies.

Ann McLaughlin Korologos

  •
  Government or political experience. Ms. Korologos served as Secretary of Labor in the Reagan Administration from 1987 to 1989, giving her tremendous insight into regulatory and government affairs, including exceptional knowledge of OSHA, MSHA and EPA rules and regulations.

  •
  Human resources experience. Ms. Korologos has served on a number of large public company boards where she gained considerable knowledge and experience in human resources and social responsibility issues.

  •
  Contributes to the diversity of race, ethnicity or gender of the Board.

 Douglas J. McGregor

  •
  Relevant chief executive officer/president experience. Mr. McGregor has served as Chief Executive Officer or President for two separate public companies, Burlington Industries and M.A. Hanna. He has over 40 years of management experience in major Fortune 1000 corporations, in several different industries, including mining, providing him with valuable business, leadership and management experience with issues facing large industrial and mining companies.

  •
  Financial and audit committee experience. Mr. McGregor's current position as Senior Advisor of Blue Point Capital Partners, a private equity firm, as well as his past management service have given him considerable financial and investment acumen. He serves on the company's Audit and Finance Committees.

Richard T. O'Brien

  •
  Relevant chief executive officer/president experience. Mr. O'Brien has served as either President or Chief Executive Officer of Newmont since 2007, affording him experience in managing issues facing a Fortune 500 public company.

Proposal 1                                                      23

  •
  Knowledge of the company's industry and related industries. Most of Mr. O'Brien's 25 years of management experience have been in the mining and natural resources industries. He also has extensive work experience in the utility and energy industries.

  •
  Financial and audit committee experience. Mr. O'Brien has 25 years of financial background, including serving as chief financial officer of four different public companies, giving him extensive financial and accounting expertise.

James T. Prokopanko

  •
  Relevant chief executive officer/president experience. Mr. Prokopanko has been Chief Executive Officer of Mosaic since 2007 and provides the Board with valuable business, leadership and management experience.

  •
  Knowledge of the company's industry and related industries. Mr. Prokopanko, from his experience at Mosaic, brings considerable knowledge of issues facing a company engaged in the mineral extraction industry.

Donald B. Rice

  •
  Relevant chief executive officer/president experience. Dr. Rice served as President and Chief Executive Officer of Agensys for 14 years, providing him with valuable business, leadership and management experience. He also served as the President and Chief Operating Officer of Teledyne, Inc. for three years, and as the President and CEO of the RAND Corporation for over 17 years.

  •
  Government or political experience. Dr. Rice served as Secretary of the Air Force from 1989 to 1993 and in other government positions where he gained experience in public policy, governmental affairs, management and strategy.

  •
  Financial and audit committee experience. Dr. Rice has served as a director of a number of large public companies where he gained significant financial experience, and has chaired the Audit Committees of two public companies. Along with his chief executive experience, Dr. Rice managed CFOs in public companies.

Vincent J. Trosino

  •
  Relevant chief executive officer/president experience. As a result of his tenure as the President and Chief Operating Officer of State Farm from 1998 until 2006, Mr. Trosino brings to the Board significant experience in financial matters, risk assessment, management, marketing and human resources. In addition, he provides the Board with knowledge and insight regarding the insurance industry – an important consideration in the company's evaluation and mitigation of risk areas.

  •
  Financial and audit committee experience. Mr. Trosino served on the investment committee of the board of State Farm Mutual Insurance Company and served on the audit committee of the Brookings Institute. He brings valuable financial and investment experience to our company's Audit and Finance Committees.

Kathleen Wilson-Thompson

  •
  Human resources experience. As a result of her service as Senior Vice-President in Human Resources at both Walgreen and Kellogg, Ms. Wilson-Thompson brings to the Board valuable experience in managing personnel, human resource and organization issues that face a labor-intensive workforce.

  •
  Contributes to the diversity of race, ethnicity or gender of the Board.

Proposal 1                                                      24

PROPOSAL 2. ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY ON PAY)

The Dodd-Frank Wall Street Reform and Consumer Act (the Dodd-Frank Act), enacted in 2010 and Section 14A of the Securities Exchange Act of 1934, require that our shareholders vote on a non-binding advisory vote on the executive compensation for our NEOs, commonly known as "Say on Pay." While this vote is advisory and not binding on our company, it will provide information to our Compensation Committee regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee will consider when determining executive compensation in the future.

At our 2011 Annual Meeting of Shareholders, our shareholders indicated a preference that the advisory vote on the compensation for our NEOs occur on an annual basis. The next shareholder vote on the frequency of the advisory vote on the compensation of our NEOs will be held no later than the 2017 Annual Meeting of Shareholders, in accordance with Rule 14a-21 of the Securities Exchange Act of 1934.

Our company has designed its executive compensation program to attract, motivate and retain the senior executive talent required to achieve our operational plans and strategic goals. Our compensation program is centered on a pay-for-performance philosophy which aligns executive compensation with shareholder value. Consistent with this philosophy, a substantial portion of the total compensation for each of our NEOs is directly related to our company's earnings, to the value of our common stock, and to other performance factors that measure progress against the goals of our operating and strategic plans. The executive compensation program is overseen and administered by an independent Compensation Committee of our Board that is advised by an independent consultant.

The Compensation Discussion and Analysis, beginning on page [       ] below, describes our executive compensation philosophy and program in detail. The Compensation Committee has taken the following recent actions which support the alignment of our compensation philosophy, our compensation programs and our company performance:

  •
  Froze the base salary of the Chief Executive Officer (CEO), for fiscal years 2009, 2010, 2011 and 2012;

  •
  Paid no cash bonuses to the CEO and other NEOs for fiscal years 2009, 2010 and 2011;

  •
  Adjusted the mix of 2011 long-term awards to provide more emphasis on performance-based pay by granting approximately 78% of the target value of long-term grants in the form of performance share units (PSUs) and 22% of the value in the form of stock only stock appreciation rights (SOSARs). Previous grants were of approximately equal value between PSUs and SOSARs;

  •
  In 2012, granted all long-term equity opportunities for the CEO and other NEOs in the form of performance-based PSUs. Payouts will be based on the company's total shareholder return (TSR) performance relative to the S&P 500;

  •
  Continued the policy of providing only limited perquisites;

  •
  Utilized tally sheets in analyzing and determining total compensation paid to the CEO and other NEOs;

  •
  Maintained and monitored rigorous stock ownership guidelines for management which require executives to maintain significant stock ownership while employed by the company;

  •
  Applied separate performance measures for the short-term and long-term incentive programs;

  •
  In 2011, entered into one change in control agreement with Mr. McPherson who was hired in November 2011, that only provided for severance benefits on a double trigger, did not include any long-term incentive amount in calculating severance and did not include a tax gross-up. This was the only change in control agreement that the company entered into in 2011;

  •
  Conducted a market study of compensation practices among our comparison companies which affirmed that our practices are aligned with such comparison companies.

Proposal 2                                                      25

These actions reflect the active management of our executive compensation programs by the Compensation Committee and the alignment of our programs with market compensation levels, company performance and with our shareholders' interests. Accordingly, the Board recommends that the shareholders vote in favor of the resolution set forth below.

BOARD OF DIRECTORS RECOMMENDATION

"RESOLVED, that the compensation paid to the Company's NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby approved."

As an advisory vote, this proposal is not binding on our company. However, our Board and Compensation Committee will consider the outcome of the advisory vote when making future compensation decisions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE COMPENSATION OF OUR NEOS AS DISCLOSED IN THE COMPENSATION DISCUSSION AND ANALYSIS SECTION AND ACCOMPANYING COMPENSATION TABLES CONTAINED IN THIS PROXY STATEMENT.

PROPOSAL 3. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, which is composed solely of independent directors, has appointed Deloitte & Touche LLP as the independent registered public accounting firm for our company and its subsidiaries for the fiscal year ending December 31, 2012. The function of the independent registered public accounting firm is to audit our accounts and records; to report on the consolidated balance sheet, the related statements of consolidated earnings, consolidated shareholders' equity and consolidated statements of cash flows of our company and its subsidiaries; to audit our internal control over financial reporting; and to perform such other appropriate accounting services as may be required and approved by the Audit Committee. Although shareholder ratification is not required, our Board has determined that it would be desirable to request an expression from the shareholders as to whether or not they support this appointment. Even if the appointment of Deloitte & Touche LLP is ratified by a majority of the votes cast at the meeting, the Audit Committee may, in its discretion, direct the appointment of another independent registered accounting firm at any time during the year, if it believes such appointment is in the best interests of the company and the shareholders. If a majority of the votes cast at the meeting fails to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm, the Audit Committee will consider the selection of another independent registered public accounting firm for future years.

The firm of Deloitte & Touche LLP, or its predecessors, has audited our financial statements since 1956. A representative of that firm is expected to be present at the meeting, will be given an opportunity to make a statement and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS VULCAN'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2012.

Proposal 3                                                      26

PROPOSAL 4. SHAREHOLDER PROPOSAL – MAJORITY VOTE

Vulcan has been advised that the United Brotherhood of Carpenters and Joiners of America, 101 Constitution Avenue, N.W., Washington, D.C. 20001, a beneficial owner of 1,640 shares of our company's common stock, intends to present the following proposal and supporting statement at the Annual Meeting. The proposal will be voted on only if properly presented at the Annual Meeting. In accordance with rules of the SEC, the text of the resolution and supporting statement is printed verbatim from the proponent's submission, and we take no responsibility for them. To ensure that readers can easily distinguish between the materials provided by the proponent and the materials we have provided, we have shaded gray the material provided by the proponent.

Our Board of Directors strongly opposes the adoption of the proposal and asks you to review our Board's response, which follows the proponent's supporting statement.

SHAREHOLDER PROPOSAL

RESOLVED: That the shareholders of Vulcan Materials Company ("Company") hereby request that the Board of Directors initiate the appropriate process to amend the Company's certificate of incorporation to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats.

SUPPORTING STATEMENT: Supporting Statement: Board support for majority voting in director elections is overdue at Vulcan Materials. Despite the Vulcan Materials Board of Directors' opposition to the majority vote standard proposal at the last annual meeting, a strong percentage (44% of votes cast) of Company shareholders supported the majority vote standard proposal. Board members, more than others, should appreciate the importance of establishing a meaningful vote standard. When Board members at Vulcan Materials stand for election in uncontested elections, they should be required to receive at least half the votes cast in order to be elected. Under the Company's current plurality standard, a Board nominee can be elected with little affirmative vote support, even if a substantial majority of the votes cast are "withheld" from the nominee.

Over the past six years, nearly 80% of the companies in the S&P 500 Index have adopted a majority vote standard in company by-laws, articles of Incorporation, or charter. These companies have also adopted a director resignation policy that establishes a board-centered post-election process to determine the status of any director nominee that is not elected. This dramatic move to a majority vote standard is in direct response to strong shareholder demand for a meaningful role in director elections. However, Vulcan Materials has responded only partially to the call for change, simply adopting a post-election director resignation policy that sets procedures for addressing the status of director nominees that receive more "withhold" votes than "for" votes. The plurality vote standard remains in place.

Vulcan Materials' Board of Directors has not acted to establish a majority vote standard, despite the fact that nearly all of its self-identified peer companies including CONSOL Energy, Danaher Corporation, Fluor Corporation, Fortune Brands, Freeport-McMoran, Masco, and MeadWestvaco have adopted majority voting. With a vote standard in place, the Board could then act to refashion its director resignation policy to address the status of an unelected director. A majority vote standard combined with a post-election director resignation policy would establish a meaningful right for shareholders to elect directors at Vulcan Materials, while reserving for the Board an important post-election role in determining the continued status of an unelected director. We urge the Board to join the mainstream of major U.S. companies and establish a majority vote standard.

Proposal 4                                                      27

COMPANY STATEMENT IN OPPOSITION

The proponent submitted the same proposal at our 2010 and 2011 Annual Meetings of Shareholders and our shareholders defeated it by a significant margin both times. These votes in previous years demonstrate clear shareholder support for our company's current process for electing directors and rejection of a "one-size-fits-all" approach to governance. In light of these results and for the reasons provided below, the Board recommends a vote against the proposal.

OUR DIRECTOR RESIGNATION POLICY ADDRESSES THE SAME CONCERNS AS MAJORITY ELECTION OF DIRECTORS The Board believes that Vulcan's existing governance structure effectively addresses the concerns raised by the shareholder proposal. In 2006, the Board adopted a policy (Director Resignation Policy) under Vulcan's Corporate Governance Guidelines to take into account the majority election of directors in non-contested elections. The Director Resignation Policy provides that any director nominee who receives more votes "withheld" than votes "for" his or her election will immediately tender his or her resignation to the Board. The Governance Committee, which is composed exclusively of independent directors, will then review and consider the resignation and recommend to the Board whether to accept it.

The Director Resignation Policy ensures that a director nominee who receives less than a majority vote will not serve on the Board without undergoing a high degree of scrutiny by both the Governance Committee and the Board. Thus, the Board believes the Director Resignation Policy effectively addresses the concerns raised by the proposal. In addition, our adoption of the Director Resignation Policy is consistent with the approach taken by many other public companies.

FLEXIBILITY IS IN THE BEST INTEREST OF SHAREHOLDERS Vulcan is incorporated under the laws of New Jersey, and our shareholders currently elect directors by plurality voting. Plurality voting is the default standard under New Jersey law and has long been the accepted standard among most public companies. Our Director Resignation Policy modifies the plurality voting standard in uncontested elections in a manner that affords our shareholders more meaningful input than they would have under a pure plurality standard. However, it also retains for the Board the ability to exercise its judgment based upon the needs of our company at any point in time. The Board believes this flexibility is in the best interest of all shareholders and is preferable to a strict majority vote standard.

TEN-YEAR AVERAGE OF SHAREHOLDER AFFIRMATIVE VOTE FOR DIRECTORS EXCEEDS 95% The proponent's characterization of plurality voting, particularly the statement that a director may be elected by a single vote even if a substantial majority of the votes cast are "withheld," is quite unrealistic and is not supported by Vulcan's historical results. During the past ten years, the average affirmative vote for directors of Vulcan has been greater than 95 percent of shares voted through the plurality voting process. As a result, the adoption of a majority voting standard would not have affected the outcome of our election process. Moreover, the Governance Committee applies stringent criteria in identifying and nominating director candidates and has established procedures to consider and evaluate director candidates recommended by shareholders. This process has been instrumental in creating a board composed of highly qualified directors from diverse backgrounds. It also has resulted in a board composed entirely of independent directors (as defined by the New York Stock Exchange) with the exception of our CEO.

BOARD OF DIRECTORS RECOMMENDATION

We believe that our Director Resignation Policy provides shareholders a meaningful and significant role in the election of directors, and for the reasons presented above, we do not believe that the shareholder proposal is in the best interests of our company or its shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THIS SHAREHOLDER PROPOSAL.

Proposal 4                                                      28

PROPOSAL 5. SHAREHOLDER PROPOSAL – BOARD DECLASSIFICATION

Vulcan has been advised that the Illinois State Board of Investment ("ISBI"), 180 North LaSalle Street, Suite 2015, Chicago, Illinois 60601, a beneficial owner of 9,191 shares of Vulcan's common stock, intends to present the following proposal and supporting statement at the Annual Meeting. The proposal will be voted on only if properly presented at the Annual Meeting. In accordance with the rules of the SEC, the text of the resolution and supporting statement is printed verbatim from the proponent's submission, and we take no responsibility for them. To ensure that readers can easily distinguish between the materials provided by the proponent and the materials we have provided, we have shaded gray the material provided by the proponent.

Our Board of Directors strongly opposes the adoption of the Proposal and asks you to review our Board's response, which follows the proponent's supporting statement.

SHAREHOLDER PROPOSAL

RESOLVED, That the shareholders of Vulcan Materials Company urge the Board of Directors to take all necessary steps (other than steps that must be taken by shareholders) to eliminate the classification of the Board of Directors and to require that all directors elected at or after the annual meeting held in 2013 be elected on an annual basis. Implementation of this proposal should not prevent any director elected prior to the annual meeting held in 2013 from completing the term for which such director was elected.

SUPPORTING STATEMENT: This resolution was submitted by the Illinois State Board of Investment. The Harvard Law School Shareholder Rights Project represented and advised the Illinois State Board of Investment in connection with this resolution.

The resolution urges the board of directors to facilitate a declassification of the board. Such a change would enable shareholders to register their views on the performance of all directors at each annual meeting. Having directors stand for elections annually makes directors more accountable to shareholders, and could thereby contribute to improving performance and increasing firm value.

Over the past decade, many S&P 500 companies have declassified their board of directors. According to data from FactSet Research Systems, the number of S&P 500 companies with classified boards declined by more than 50%; and the average percentage of votes cast in favor of shareholder proposals to declassify the boards of S&P 500 companies during the period January 1, 2010 – June 30, 2011 exceeded 75%.

The significant shareholder support for proposals to declassify boards is consistent with empirical studies reporting that classified boards could be associated with lower firm valuation and/or worse corporate decision-making. Studies report that:

  •
  Classified boards are associated with lower firm valuation (Bebchuk and Cohen, 2005; confirmed by Faleye (2007) and Frakes (2007));

  •
  Takeover targets with classified boards are associated with lower gains to shareholders (Bebchuk, Coates, and Subramanian, 2002);

  •
  Firms with classified boards are more likely to be associated with value-decreasing acquisition decisions (Masulis, Wang, and Xie, 2007); and

Proposal 5                                                      29

  •
  Classified boards are associated with lower sensitivity of compensation to performance and lower sensitivity of CEO turnover to firm performance (Faleye, 2007).

Please vote for this proposal to make directors more accountable to shareholders.

COMPANY STATEMENT IN OPPOSITION

The Governance Committee and Board carefully considered the shareholder proposal and concluded, for the reasons noted below, that a classified board structure remains in the best interests of Vulcan and our shareholders.

CLASSIFIED BOARD PROMOTES CONTINUITY AND LEADERSHIP STABILITY The classified board structure has served Vulcan and our shareholders well since its adoption in 1984. Vulcan's classified board is designed to promote continuity and stability of leadership to ensure that, at all times, a majority of Vulcan's directors have prior experience with, and knowledge of, Vulcan's operations, management and strategy. Board continuity is especially critical to developing, refining and executing our long-term strategic goals. This is particularly important to Vulcan because our core aggregates business, by its nature, requires long-term planning and development. As the leading aggregates producer in the United States, we are continually focused on maintaining and developing long-term aggregates reserves in strategic locations poised for long-term growth. The classified board structure helps directors to make sound strategic decisions in the long-term best interests of Vulcan and its shareholders, rather than focusing excessively on the next quarter's results. Our industry is also highly cyclical which makes it even more important to have appropriate continuity and experience on our Board.

CLASSIFIED BOARD LEADS TO HIGH QUALITY DIRECTORS A classified board strengthens Vulcan's ability to recruit high quality directors who are willing to make a significant commitment to Vulcan and our shareholders for the long-term. The Board believes it is important that directors have the commitment to serve for an appropriate term given the initial and ongoing time investment required to properly understand our operations. Experienced directors who are knowledgeable about our business are better positioned to make decisions that are in the best interests of Vulcan and our shareholders.

OUR BOARD IS ACCOUNTABLE TO THE COMPANY'S SHAREHOLDERS The proponent claims that a classified board is not in the best interests of our shareholders because it reduces accountability of directors. However, our directors are no less accountable to shareholders than they would be if elected annually. Standards of performance and responsibility, including under state law fiduciary standards, New York Stock Exchange rules and the Sarbanes-Oxley Act of 2002, apply equally to all directors regardless of election frequency. It is the manner in which directors fulfill their duties and responsibilities, not the frequency of their election, which drives effective corporate governance. Moreover, all of our directors are independent, except for Don James, our CEO. In our view, factors such as these best ensure that our directors remain accountable to our shareholders, not the length of their term.

THREE-YEAR TERMS ENHANCE OUR BOARD'S INDEPENDENCE AND LONG-TERM SHAREHOLDER FOCUS The Board also believes that a three-year term enhances the independence of our non-employee directors by providing them with more time to develop their understanding of, and experience with, Vulcan's business, making them less dependent on the views and perspectives of management. A longer term in office also helps insulate our directors against pressures from special interest groups that may be more focused on short-term results instead of the long-term interests of all shareholders. Our current board structure allows our directors to act independently with a long-term perspective and not be driven by concerns over annual nominations or elections, which helps enable them to resist destructive short-term thinking. The freedom to focus on the long-term interests of Vulcan and our shareholders leads to greater independence, the cornerstone of good corporate governance.

Proposal 5                                                      30

CLASSIFIED BOARD PROVIDES PROTECTION AGAINST POTENTIALLY ABUSIVE, UNFAIR AND INADEQUATE TAKEOVER ATTEMPTS AND MAY LEAD TO HIGHER VALUE TO SHAREHOLDERS IN THE EVENT OF A HOSTILE TAKEOVER In an unsolicited takeover situation, a classified board can enhance our ability to achieve the best results for all of our shareholders. For example, a classified board structure furthers the ability of our board to ultimately achieve the best possible outcome for all shareholders by providing the time and leverage necessary for our Board to evaluate and consider the fairness of any takeover proposal, consider alternative proposals, and take appropriate action without being subjected to the undue pressure and threat of an imminent removal of a majority of members of the Board. Without a classified board, a potential acquirer could gain control of our company by replacing a majority of the Board with its own slate of nominees at a single shareholders' meeting and without paying an appropriate premium to our shareholders. In our industry in particular, an opportunistic hostile acquirer can abuse a temporary drop in our stock price below its long-term fair value such as may occur during lows in construction cycles to attempt to take over the company at an inadequate price. The protections of a classified board structure are particularly important to Vulcan and its shareholders, due to the recent consolidation in our industry, including hostile actions by foreign companies and the actions of Martin Marietta. While our classified board structure can help achieve and protect shareholder value, protect long-term shareholders from abusive takeover tactics and help safeguard against sudden and disruptive takeover efforts by third parties to quickly take control of the board, it does not prevent unsolicited takeover proposals or the consummation of such transactions.

GOOD GOVERNANCE IS NOT ONE-SIZE-FITS-ALL The proponent offers statistics that many other S&P 500 companies may have determined to hold annual elections of directors but does not offer any reasons why this step would be beneficial for our company. The fact that other companies have decided to remove their classified boards is not, in the Board's judgment, a persuasive reason to do so. Each of those companies made that decision in light of its own particular financial and market circumstances, which differ from those of our company. Our Board does not believe that there is a single formula for corporate governance. A "one-size-fits-all" view does not take into consideration differences among companies, their management and the industries and markets in which they operate. The Board periodically reviews Vulcan's existing practices and retains or implements practices that it believes serve the best interests of Vulcan and its shareholders. This review has led the Board to conclude that our classified board structure should be maintained at this time.

It is important to note that approval of the shareholder proposal would not declassify the Board. Declassifying the Board would require an amendment to the company's Restated Certificate of Incorporation (the "Restated Certificate"). The Restated Certificate includes a super-majority provision to remove the classified board. Accordingly, elimination of the classified board would require the affirmative vote of the holders of at least eighty percent (80%) of our company's outstanding shares.

THE BOARD OF DIRECTORS RECOMMENDATION

After careful consideration, the Board believes that a classified board structure remains in the best interests of Vulcan and our shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THIS SHAREHOLDER PROPOSAL.

Proposal 5                                                      31

PROPOSAL 6. SHAREHOLDER PROPOSAL – ELIMINATION OF SUPER-MAJORITY VOTING

Our company has been advised that Gerald Armstrong, 910 Sixteenth Street, No. 412, Denver, Colorado 80202-2917, a beneficial owner of 136 shares of Vulcan's common stock intends to present the following proposal and supporting statement at the Annual Meeting. The proposal will be voted on only if properly presented at the Annual Meeting. In accordance with the rules of the SEC, the text of the resolution and supporting statement is printed verbatim from the proponent's submission, and we take no responsibility for them. To ensure that readers can easily distinguish between the materials provided by the proponent and the materials we have provided, we have shaded gray the material provided by the proponent.

Our Board of Directors strongly opposes the adoption of the Proposal and asks you to review our Board's response, which follows the proponent's supporting statement.

SHAREHOLDER PROPOSAL

RESOLUTION: That the shareholders of Vulcan Materials Company, request its Board of Directors to take the steps necessary so that each shareholder voting requirement, or other requirement, in our articles and by-laws, that calls for a greater than a simple-majority vote, be changed to a majority of votes cast "for" or "against" the proposal in compliance with applicable laws.

STATEMENT: In the last annual meeting, the proponent of this proposal introduced a proposal to require that all Directors stand for election, or re-election, on an annual basis.

The proposal passed with 63,171,395 shares voted in its favor, that is 65.15% of the shares worth $2,525,592,372.10 on the meeting date compared to 33,796,416 shares voted against it.

Although our Board is now obligated to present this topic as an amendment, it would require a super-majority of eighty percent (80.00%) of the vote. This could prevent the statement of the shareholders from becoming reality.

The proponent believes this is wrong and that super-majority vote requirements are only in place to prevent conscientious efforts which are in the best interests of shareholders to be enacted but are opposed by the management.

Super-majority vote requirements can be almost impossible to obtain in many annual meetings. A good example would include Goodyear Tire and Rubber Co. where a management proposal for annual elections of each director failed although 90% of the votes were cast in its favor.

Corporate governance procedures and practices create levels of accountability that end up being closely related to corporate performance. "What matters in Corporate Governance?" (written by Lucien Belchuk, Alma Cohen, and Allen Ferrel of Harvard Law School), states that super-majority voting requirements have been found to be one of the six entrenching mechanisms that are negatively related with corporate performance. Could this partly explain the downturn in earnings at Vulcan Materials Company and its reduced dividend payments?

Our Chairman, Donald James, serves as a Director of Wells-Fargo & Company and Southern Company where all directors are elected annually and no eighty percent super-majority requirements are present.

The topic of repealing super-majority voting requirement has received from 74% to 88% of the vote at Weyerhauser, Alcoa, Waste Management, Macy's, and Avista Corporation.

Proposal 6                                                      32

Let's take a step forward to achieve better governance at Vulcan Materials!

Please vote "FOR" this proposal to let our Directors know shareholders seek better governance. Thank you.

COMPANY STATEMENT IN OPPOSITION

The Governance Committee and Board carefully considered the shareholder proposal and concluded, for the reasons noted below, that the changes to our governing documents proposed by the proponent are not in the best interests of Vulcan and our shareholders.

EXISTING SUPER-MAJORITY PROVISIONS HAVE LIMITED APPLICATION Under our governing documents and New Jersey law, subject to certain exceptions, majority, and not super-majority vote requirements generally apply to most matters submitted to our shareholders. In fact, there are no provisions in our by-laws requiring a super-majority vote of our shareholders. The super-majority vote requirements in the Restated Certificate are tailored to address specific instances where minority shareholders need a measure of protection against changes in corporate governance and other self-interested actions by one or more large shareholders.

FUNDAMENTAL CHANGES TO CORPORATE GOVERNANCE Our Restated Certificate requires the affirmative vote of at least 80% of the voting power of our outstanding capital stock entitled to vote to amend, repeal or adopt any provisions inconsistent with several important corporate governance provisions that relate to: (i) the size and classification of our Board; (ii) Board vacancies; (iii) the removal of directors from our Board; (iv) the requirement that actions taken by shareholders without a meeting must be unanimous; and (v) the 80% vote requirement itself. Our Board believes that it is important for there to be broad shareholder support, including support by minority shareholders, before making changes to matters that relate to these fundamental corporate governance provisions.

"INTERESTED SHAREHOLDER" TRANSACTIONS Our Restated Certificate also requires the affirmative vote of at least 80% of the voting power of our outstanding capital stock entitled to vote to approve certain business combination transactions with an "interested shareholder" (subject to certain exceptions). The types of transactions covered by these provisions represent fundamental changes raising particular concerns and should not be undertaken without the approval of a very large majority of shareholders. The super-majority vote requirement in these instances is intended to preserve and maximize the value of Vulcan's capital stock by protecting against short-term, self-interested actions by one or a few large shareholders that could result in a business combination that may be coercive, inadequately priced, unfair or otherwise not in the best interest of all of our shareholders.

MAXIMIZING LONG-TERM VALUE FOR ALL SHAREHOLDERS New Jersey law permits super-majority voting requirements, and a number of public companies have adopted these provisions to preserve and maximize long-term value for all shareholders. Our existing super-majority voting requirements provide stability to Vulcan by preventing fundamental changes in corporate governance or other actions based on the objectives of a select group of shareholders who might have an agenda contrary to the long-term interest of all shareholders. This stability helps Vulcan implement long-term strategies and goals with the intent of maximizing long-term value for all shareholders. Our voting requirements also ensure that all shareholders have a voice when fundamental changes are made in the corporate governance of Vulcan or in certain instances where interested shareholders are involved in the transaction.

FIDUCIARY DUTY Our Board has fiduciary duties under New Jersey law to act in a manner that it believes to be in the best interests of Vulcan and all of our shareholders. Shareholders generally do not have these fiduciary duties to other shareholders. Removing the super-majority voting requirements could increase the exposure of Vulcan and all of our shareholders to the private agenda of a small group of short-term, activist investors who have no responsibility or accountability to other shareholders. For example, if Mr. Armstrong's proposal was adopted, and a majority of votes cast standard applied, at a meeting where 50.1% of Vulcan's shares were present and all such shares were voted, shareholders holding only 25.1% of Vulcan's capital stock could potentially enact fundamental

Proposal 6                                                      33

changes that might not be in the best interests of the shareholders owning the other 74.9% of Vulcan where a majority of votes cast standard applies.

It is important to note that shareholder approval of Mr. Armstrong's proposal would not in itself remove the super-majority voting standards in our Restated Certificate. Eliminating the super-majority voting standards would require an amendment to our Restated Certificate. Approval of the amendment would require the affirmative vote of not less than 80% of the voting power of the outstanding capital stock of Vulcan entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDATION

After careful consideration of Mr. Armstrong's proposal, our Board has determined that retention of the super-majority voting requirements provided in our Restated Certificate remains in the long-term best interests of Vulcan and our shareholders. Our Board believes that applying a simple majority vote to all shareholder actions will not enhance our corporate governance practices and does not take into account the legitimate and important shareholder protections provided by enhanced voting requirements.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THIS SHAREHOLDER PROPOSAL.

Proposal 6                                                      34

CORPORATE GOVERNANCE OF OUR COMPANY AND PRACTICES OF OUR BOARD OF DIRECTORS

We take our corporate governance responsibilities very seriously and have adopted Corporate Governance Guidelines that provide a framework for the governance of our company. These Guidelines build on practices that we have followed for many years and demonstrate our continuing commitment to corporate governance excellence.

In addition, we have a Business Conduct Policy that applies to all of our employees and directors and deals with a variety of corporate compliance issues, including conflicts of interest, compliance with laws, confidentiality of company information, fair dealing and use of company assets. All employees and directors are required to fill out a questionnaire annually regarding their personal compliance with the Business Conduct Policy and are encouraged to report any illegal or unethical behavior of which they become aware.

Our Board has adopted a Code of Ethics for the Chief Executive Officer and Senior Financial Officers. The Code of Ethics defines "Senior Financial Officers" to include the Chief Financial Officer, Controller and Principal Accounting Officer. The Code of Ethics covers such topics as financial reporting, conflicts of interest and compliance with laws. If we make any amendment to, or waiver of, any provision of the Code of Ethics, we will disclose such information on our website as promptly as practicable, as may be required under applicable SEC and New York Stock Exchange rules. As discussed in this proxy statement, our Governance Committee regularly reviews corporate governance developments and adopts appropriate practices as warranted. You can access our amended and restated by-laws, Corporate Governance Guidelines, Business Conduct Policy and Code of Ethics at our website www.vulcanmaterials.com or you can obtain a printed copy free of charge by writing to us at: Corporate Secretary, Vulcan Materials Company, 1200 Urban Center Drive, Birmingham, Alabama 35242. Please note that the information contained on our website is not incorporated by reference in, nor considered to be a part of, this proxy statement.

DIRECTOR INDEPENDENCE

All of our directors, with the exception of our Chairman and CEO Don James, are independent under the New York Stock Exchange listing standards, the Board's Director Independence Criteria, and the applicable SEC rules and regulations. The New York Stock Exchange listing standards provide that a director does not qualify as independent unless our Board affirmatively determines that the director has no material relationship with our company (either directly or as a partner, shareholder or officer of an organization that has a relationship with our company). The New York Stock Exchange rules require a board to consider all of the relevant facts and circumstances in determining the materiality of a director's relationship with our company and permit the Board to adopt and disclose standards to assist the Board in making determinations of independence. Accordingly, the Board has adopted the Director Independence Criteria to assist it in determining whether a director has a material relationship with our company.

The Director Independence Criteria provide that a director will be considered independent if he or she:

DIRECTOR INDEPENDENCE CRITERIA

(a)
has not been an employee of our company, or any of its consolidated subsidiaries, during the last three years;

(b)
has not received more than $120,000 per year in direct compensation from our company, or any of its consolidated subsidiaries, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service) during the last three years;

Corporate Governance of Our Company and Practices of Our Board of Directors                           35

(c)
has not during the last three years personally performed legal or professional services for our company in an amount more than $10,000;

(d)
is not a current partner or employee of our company's independent auditor and has not been employed by the present or former independent auditor of our company and personally worked on our company's audit during the last three years;

(e)
during the last three years, has not been part of an interlocking directorate in which an executive officer of our company, or any of its consolidated subsidiaries, served on the compensation committee of another company that concurrently employs the director;

(f)
is not, and has not been in the past three years, an executive officer or an employee of another company (exclusive of charitable organizations) that makes payments to, or receives payments from, our company, or any of its consolidated subsidiaries, for property or services in an amount which, in any single fiscal year, exceeds the greater of $1,000,000 or 2% of the consolidated gross revenues of such other company;

(g)
has no immediate family member who is an executive officer of our company, or any of its consolidated subsidiaries;

(h)
has no immediate family member meeting any of the criteria set forth in (b) – (f); except with respect to item (d) in which case an immediate family member may be an employee (not a partner) of the independent auditor so long as such family member does not personally work on our company's audit; and

(i)
has no other material relationship with our company, or any of its consolidated subsidiaries, either directly or as a partner, shareholder, director or officer of an organization that has a material relationship with our company or any of its consolidated subsidiaries.

In determining director independence, "immediate family member" is defined as a spouse, parent, child, sibling, mother or father-in-law, son or daughter-in-law, brother or sister-in-law and anyone (other than a domestic employee) who shares the director's home. Individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated, are not taken into consideration when determining a director's independence.

The Director Independence Criteria also require our Board to consider all relevant facts and circumstances, including a director's commercial, industrial, banking, consulting, legal, accounting, familial and charitable relationships and such other criteria as our Board may determine from time to time.

In February 2012, the Board conducted an evaluation of director independence, based on the Director Independence Criteria, the New York Stock Exchange listing standards and applicable SEC rules and regulations. In connection with this review, the Board evaluated commercial, industrial, banking, consulting, legal, accounting and charitable relationships with each director or immediate family member and his or her related interests and our company and its subsidiaries, including those relationships described under "Transactions with Related Persons" below.

As a result of this evaluation, the Board affirmatively determined that all of the directors other than our Chairman and CEO, Don James, are independent directors under our Board's Director Independence Criteria, the New York Stock Exchange listing standards and the applicable SEC rules and regulations.

Corporate Governance of Our Company and Practices of Our Board of Directors                           36

 DIRECTOR NOMINATION PROCESS

The Governance Committee considers director candidates recommended by our shareholders. Any shareholder wishing to recommend a candidate for election at the 2013 Annual Meeting must submit that recommendation in writing, addressed to the Governance Committee, in care of our Corporate Secretary, at 1200 Urban Center Drive, Birmingham, Alabama 35242, in accordance with the deadlines and procedures set forth in our by-laws. The notice should include the following:

  •
  The name and address of the shareholder who intends to make the nomination(s) and of the person or persons to be nominated;

  •
  A representation that the shareholder is a holder of record or a beneficial holder of stock entitled to vote at the meeting (including the number of shares the shareholder owns) and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

  •
  A description of all arrangements and understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder;

  •
  Such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed under the proxy rules of the SEC (whether or not such rules are applicable) had each nominee been nominated, or intended to be nominated, by our Board of Directors, including the candidate's name, biographical information, and qualifications; and

  •
  The written consent of each nominee to serve as a director if so elected.

The Governance Committee will identify nominees by first evaluating the current members of our Board willing to continue service. Current members of our Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for nomination, balancing the value of continuity of service by existing members of our Board with the potential benefits of obtaining new Board members. If any member of the Board does not wish to continue in service or if the Governance Committee or the Board decides not to nominate a current Board member for reelection, the Governance Committee may identify the desired skills and experience for a new nominee in light of the above criteria. Directors and members of management also may suggest candidates for Board service. Timely recommendations by our shareholders will receive equal consideration by the Governance Committee. In some cases, the committee engages, for a fee, the services of a third-party executive search firm to assist it in identifying and evaluating nominees for director.

BOARD LEADERSHIP STRUCTURE

Our Board understands the importance of evaluating and determining the optimal leadership structure so as to provide independent oversight of management. Our Board also understands that there is no single, generally accepted approach to providing Board leadership and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary from time to time. For this reason, our Board does not have a policy with respect to the separation of the offices of Chairman of the Board and Chief Executive Officer. The Board has determined that our company should have the flexibility to combine or separate these functions as circumstances deem appropriate. The Board believes that it is in the best interests of our company and its shareholders to have Don James serve as our Chairman of the Board and CEO, at this time. In addition, our Corporate Governance Guidelines provide for a non-management presiding director of the Board, a position which is filled by rotation among the independent chairs of our Board committees.

Our Board believes that there are a number of advantages to consolidating the positions of Chairman and CEO, including the following:

  •
  Mr. James, with over 19 years experience with our company, including 15 years of experience as CEO, has led the company through various economic cycles, has the knowledge, expertise and experience to understand the opportunities and challenges facing our company and is most capable of identifying

Corporate Governance of Our Company and Practices of Our Board of Directors                           37

    strategic priorities and opportunities. He also has the leadership and management skills to promote and execute our values and strategy, particularly given the economic environment;

  •
  Consolidating the positions allows Mr. James to lead board discussions regarding our business and strategy, and provides decisive and effective leadership for our company eliminating the potential for confusion;

  •
  Combining the positions creates a firm link between management and the Board that promotes the development and implementation of our corporate strategy; and

  •
  Consolidating the positions allows timely communication with our Board on critical business matters.

Based on these advantages and the factors listed below, our Board has determined that this leadership structure is optimal for our company at this time.

In considering its leadership structure, our Board has taken a number of additional factors into account. The Board, which consists exclusively of independent directors other than Mr. James and all of whom are highly qualified and experienced, exercises a strong independent oversight function. This oversight function is enhanced by the fact that all of the Board's committees, other than the Executive Committee, are comprised entirely of independent directors. Most significantly, our Corporate Governance Guidelines provide for a non-management presiding director, a position which is filled by rotation among the chairs of our Board committees. Among other things, the non-management presiding director is responsible for reviewing and approving the agenda in advance of each Board meeting, facilitating communication among directors and between the Board and Mr. James and chairing an executive session of the independent directors at each Board meeting. Our Board believes that these factors provide the appropriate balance between the authority of those who oversee our company and those who manage it on a day-to-day basis. For additional information regarding how oversight is exercised and how the Board receives information from our committees performing risk management and oversight functions, see "Risk Management" on page [     ].

NON-MANAGEMENT EXECUTIVE SESSIONS AND PRESIDING DIRECTOR

Our Board of Directors has adopted a policy relating to non-management executive sessions. Under this policy, the Board of Directors meets at each regularly scheduled Board meeting in an executive session in which management directors and other members of management are not present. During 2011, the non-management directors met in executive session 6 times.

Each year at the Annual Board Meeting, our Board designates a non-management presiding director, a position which is filled by rotation among the chairs of our Board committees. The duties of the presiding director are delineated in our Corporate Governance Guidelines, which are available on our website at www.vulcanmaterials.com. The Chairman of the Safety, Health and Environmental Affairs Committee, H. Allen Franklin, served as the presiding director at the executive sessions after the Annual Meeting in 2011. The Chair of the Audit Committee is expected to serve as the presiding director following the 2012 Annual Meeting.

MEETINGS AND ATTENDANCE

Our Board held eleven meetings, either in person or by written consent, in 2011, and each director attended more than 75% of the total number of meetings of the Board and meetings of the committees of which he or she was a member.

ANNUAL MEETING POLICY

Our directors are expected to attend the Annual Meeting of Shareholders. In furtherance of this policy, our Board holds a regularly scheduled Board meeting on the same day as the Annual Meeting of Shareholders. In 2011, all of the Board members, except Mr. O'Brien, attended the Annual Meeting.

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COMMITTEES OF THE BOARD OF DIRECTORS

Our Board of Directors has established six standing committees as follows:

DIRECTOR	AUDIT COMMITTEE	COMPENSATION COMMITTEE	EXECUTIVE COMMITTEE	FINANCE COMMITTEE	GOVERNANCE COMMITTEE	SAFETY, HEALTH AND ENVIRONMENTAL AFFAIRS COMMITTEE

Philip J. Carroll, Jr.		•			•
Phillip W. Farmer	•		•		•
H. Allen Franklin		•	•			•
Donald M. James			•
Ann McLaughlin Korologos			•		•	•
Douglas J. McGregor	•		•	•
Richard T. O'Brien	•					•
James T. Prokopanko		•			•
Donald B. Rice		•	•		•
Vincent J. Trosino	•			•
Kathleen Wilson-Thompson				•		•

The number of meetings held by each committee in 2011 was as follows:

COMMITTEE	NUMBER OF MEETINGS

Audit	7
Compensation	6
Executive	0
Finance	4
Governance	3
Safety, Health and Environmental Affairs	2

The charters of the Audit, Compensation and Governance Committees are available on our website at vulcanmaterials.com. You can also obtain a printed copy free of charge by writing to us at: Corporate Secretary, Vulcan Materials Company, 1200 Urban Center Drive, Birmingham, Alabama 35242.

All of the Board Committees, other than the Executive Committee, are composed entirely of independent, non-management directors.

EXECUTIVE COMMITTEE

The Executive Committee has the same powers as our Board of Directors, except as limited by the New Jersey Business Corporation Act. Pursuant to its charter, the Executive Committee's primary function is to exercise the powers of the Board of Directors on urgent matters arising between regularly scheduled board meetings when a quorum of the full Board is not available. Members of the Executive Committee are Messrs. James (Chair), Farmer, Franklin, McGregor, Rice and Ms. Korologos.

AUDIT COMMITTEE

The Audit Committee advises our Board and management from time to time with respect to internal controls, financial systems and procedures, accounting policies and other significant aspects of our company's financial

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management. Pursuant to its charter, the Audit Committee selects our company's independent registered public accounting firm and oversees the arrangements for, and approves the scope of, the audits to be performed by the independent registered public accounting firm. The Audit Committee's primary responsibilities under its written charter include the following:

  •
  Hiring, evaluating and, when appropriate, replacing the independent registered public accounting firm, whose duty it is to audit our books and accounts and our internal control over financial reporting for the fiscal year in which it is appointed;

  •
  Determining the compensation to be paid to the independent registered public accounting firm and, in its sole discretion, approving all audit and engagement fees and terms and pre-approving all auditing and non-auditing services of such firm, other than certain de minimis non-audit services;

  •
  Reviewing and discussing with management, the independent registered public accounting firm and internal auditors our internal reporting, audit procedures and the adequacy and effectiveness of our disclosure controls and procedures;

  •
  Reviewing and discussing with management and the independent registered public accounting firm the audited financial statements to be included in our Annual Report on Form 10-K, the quarterly financial statements to be included in our Quarterly Reports on Form 10-Q, our disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and the selection, application and disclosure of accounting policies used in our financial statements;

  •
  Reviewing and discussing with management quarterly earnings press releases and financial information and earnings guidance provided to analysts and rating agencies; and

  •
  Reviewing and reassessing the adequacy of the Audit Committee Charter adopted by our Board of Directors, and recommending proposed changes to our Board of Directors.

In addition, the Audit Committee is responsible for reviewing and discussing with management our company's policies with respect to risk assessment and risk management. Further information about the role of the Audit Committee in risk assessment and risk management are included in the section entitled "Risk Management."

The Audit Committee has established policies and procedures for the pre-approval of all services by the independent registered public accounting firm. See "Pre-Approval of Services Performed by Independent Registered Accounting Firm" on page [     ] for more information.

The Audit Committee has also established procedures for the receipt, retention and treatment, on a confidential basis, of complaints received by our company regarding its accounting, internal controls and auditing matters. See "Policy on Reporting of Concerns regarding Accounting Matters" on page [     ] for more information.

The members of the Audit Committee are Messrs. Farmer (Chair), McGregor, O'Brien and Trosino. All members of our Audit Committee are non-management directors. Our Board of Directors has determined that each is "independent" and "financially literate" within the meaning of the listing standards of the New York Stock Exchange, SEC rules and regulations, and the Director Independence Criteria adopted by our Board of Directors and posted on our website at www.vulcanmaterials.com under "Investor Relations." In addition, our Board has determined that Mr. O'Brien is an "audit committee financial expert" as defined by rules adopted by the SEC. More details about the role of the Audit Committee may be found in the Report of the Audit Committee on page [     ] of this proxy statement.

COMPENSATION COMMITTEE

The Compensation Committee determines and oversees the execution of our company's executive compensation philosophy, and oversees the administration of our company's executive compensation plans.

Corporate Governance of Our Company and Practices of Our Board of Directors                           40

The Compensation Committee is responsible for, among other things:

  •
  determining and setting the amount of compensation paid to each of our executive officers, including the CEO, senior corporate officers and heads of our regional business units;

  •
  reviewing compensation plans relating to our officers;

  •
  interpreting and administering the Executive Incentive Plan and the 2006 Omnibus Long-Term Incentive Plan; and

  •
  making recommendations to the Board with respect to compensation paid by our company to any director.

The Compensation Committee also reviews and discusses with management the Compensation Discussion and Analysis required by SEC rules to be included in our proxy statement.

The Compensation Committee has engaged Compensation Strategies, Inc. as its independent compensation consultant. For a description of the process undertaken by the Compensation Committee to set compensation and the role of Compensation Strategies in that process, please refer to the section entitled "Compensation Discussion and Analysis" in this proxy statement.

The members of the Compensation Committee are Dr. Rice (Chair), and Messrs. Carroll, Franklin and Prokopanko. The Compensation Committee is composed solely of non-management directors who are "independent" within the meaning of the listing standards of the New York Stock Exchange, SEC rules and regulations and the Board's Director Independence Criteria.

GOVERNANCE COMMITTEE

The Governance Committee is responsible for reviewing and assessing our policies and practices relating to corporate governance, including our Corporate Governance Guidelines. The Governance Committee also plans for the succession of the CEO and other senior executives. In addition, the Governance Committee serves as the nominating committee and is responsible for identifying and assessing director candidates, including making recommendations to our Board regarding such candidates. In fulfilling its responsibilities, the Governance Committee, among other things:

  •
  identifies individuals qualified to become Board members consistent with criteria established in its charter;

  •
  recommends to our Board director nominees for the next annual meeting of shareholders; and

  •
  evaluates individuals suggested by shareholders as director nominees.

The directors are responsible for overseeing our company's business consistent with their fiduciary duty to our shareholders. The Board and the Governance Committee consider the qualifications of directors and director candidates individually and in the broader context of the Board's overall composition and our company's current and future needs.

In recommending director candidates to the Board, the Governance Committee considers all of the factors listed under "Director Qualifications" set forth in this proxy statement.

The Governance Committee believes it appropriate for at least one member of the Board to meet the criteria for an "audit committee financial expert" as defined by the SEC rules, and that a substantial majority of the members of the Board meet the definition of "independent" as defined by the listing standards of the New York Stock Exchange, SEC rules and regulations and the Board's Director Independence Criteria.

The Governance Committee also reviews our Board's committee structure and recommends to our Board, for its approval, directors to serve as members of each committee. The Governance Committee also is responsible for overseeing the evaluations of the Board and its committees.

Members of the Governance Committee are Ms. Korologos (Chair), and Messrs. Carroll, Farmer, Prokopanko and Rice. The Governance Committee is composed solely of non-management directors who are "independent" within

Corporate Governance of Our Company and Practices of Our Board of Directors                           41

the meaning of the listing standards of the New York Stock Exchange, SEC rules and regulations and the Board's Director Independence Criteria.

SAFETY, HEALTH AND ENVIRONMENTAL AFFAIRS COMMITTEE

The Safety, Health and Environmental Affairs Committee has the responsibility for reviewing our policies, practices and programs with respect to the management of safety, health and environmental affairs. It also monitors our compliance with safety, health and environmental laws and regulations. Every member of this Committee is a non-management director who is "independent" within the meaning of the listing standards of the New York Stock Exchange, SEC rules and regulations and the Board's Director Independence Criteria. Members of the Safety, Health and Environmental Affairs Committee are Mr. Franklin (Chair), Ms. Korologos, Mr. O'Brien and Ms. Wilson-Thompson.

FINANCE COMMITTEE

The Finance Committee has responsibility for overseeing our financial policies. It recommends to our Board financial policies and actions to accommodate our goals and operating strategies while maintaining a sound financial condition. Its functions include keeping informed about our financial condition, recommending a dividend policy, reviewing and recommending changes in the quarterly dividend payments, and evaluating and making recommendations concerning the appropriate mix of debt and equity, incurrence of long-term debt, and changes in the authorized limit of short-term debt. The Finance Committee also is responsible for overseeing the funding and management of assets for pension plans sponsored by our company. To fulfill these functions, it establishes funding policies and methods consistent with pension plan objectives and the Employee Retirement Income Security Act of 1974, as amended, selects and removes investment managers, and appoints trustees for the pension plans. Every member of this Committee is a non-management director who is "independent" within the meaning of the listing standards of the New York Stock Exchange, SEC rules and regulations and the Board's Director Independence Criteria. Members of the Finance Committee are Mr. McGregor (Chair), Mr. Trosino and Ms. Wilson-Thompson.

RISK MANAGEMENT

Although the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board assist the Board in fulfilling its oversight responsibilities in certain areas of risk. In particular, the Audit Committee focuses on financial risk, including internal controls, and discusses with management, the internal auditors, and our independent registered public accounting firm our company's policies with respect to risk assessment and risk management. Our Audit Committee also assists the Board in fulfilling its duties and oversight responsibilities relating to our company's compliance and ethics programs. In addition, our Safety, Health and Environmental Affairs Committee assists the Board in fulfilling its responsibilities with respect to monitoring operational risks and compliance with safety, health and environmental laws and regulations and works closely with our company's legal and regulatory groups. The Compensation Committee also assists the Board in fulfilling its oversight responsibilities to create long-term value for our company, while discouraging behavior that leads to excessive risk taking. Finally, the Finance Committee assists the Board in managing risk relating to investment of the pension funds assets and debt/leverage risks. The Board is kept informed of its Committees' risk oversight and other activities through reports of the Committees' chairs to the Board. These reports are presented at Board meetings and include discussions of Committee agenda topics. The Board also considers specific risk topics, including risks associated with our strategic plan, our capital structure and our development activities.

Our company's management is responsible for day-to-day risk management. Our legal; safety, health and environmental (SHE); risk management; and internal audit areas serve as the primary monitoring and testing function of policies and procedures and manage the oversight of risk management for the company as a whole.

We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing our company and that our Board structure supports this approach.

Corporate Governance of Our Company and Practices of Our Board of Directors                           42

 COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None.

TRANSACTIONS WITH RELATED PERSONS

On a yearly basis, the Board members and executive officers complete questionnaires that require disclosure of any entity with which they or their family members have a relationship. Management then determines, based on that disclosure, whether any transaction or series of transactions have occurred in which our company or its subsidiaries are a participant and in which a related person has a direct or indirect material interest which involves an amount in excess of $120,000. If there are any, management determines whether a transaction requires review by the Board. The Board decides whether or not to approve such transactions and approves only those transactions that are found to be in the best interests of the company. Based on the foregoing procedure, the company is aware that the son of Mr. Philip Carroll, Jr., a member of our Board of Directors, is a partner in a large law firm that has provided legal services to our company for over 50 years. In determining that this is not a material relationship involving Mr. Carroll, our Board determined that payments made by our company to the firm represented less than 1% of the firm's total revenues in 2011, and the revenues from our company received by Mr. Carroll's son as a result of his status as partner were not material.

Additionally, the Board made the assessment that Mr. Carroll was independent and that this was not a material relationship for the following reasons:

  •
  Long-standing relationship between the firm and our company going back over 50 years

  •
  Mr. Carroll's son joined the firm in 1988 and was made partner before his father joined the Board in 1999

  •
  Mr. Carroll's son does not work directly on any Vulcan matters. His only remuneration from Vulcan is indirectly from his earnings as a partner of the firm

  •
  Vulcan's payments to the firm are less than 1% of the firm's total revenues

  •
  Vulcan's payments to the firm are less than 5% of what we pay in total for our legal fees

  •
  Mr. Carroll meets all of the director independence standards set both by the SEC and the NYSE

  •
  Mr. Carroll is a highly respected Board member, and he brings invaluable corporate experience as the past President of Shell Oil Company and CEO of Fluor Corp.

  •
  There is no actual conflict regarding Mr. Carroll's service on the Board and the selection of firms for legal work because the Board is not involved in the selection process, and we would continue to use the firm's services absent the relationship

As previously disclosed, Mr. Carroll will retire immediately prior to the 2012 Annual Meeting.

SHAREHOLDER COMMUNICATION WITH OUR BOARD OF DIRECTORS

Our Board has established a process for shareholders and other interested parties to communicate directly with the presiding director or with the non-management directors individually or as a group. Any shareholder or other interested party who desires to contact one or more of our non-management directors, including our Board's presiding director, may send correspondence to the following address:

Board of Directors (or presiding director or name of individual director)
c/o Corporate Secretary
Vulcan Materials Company
1200 Urban Center Drive
Birmingham, Alabama 35242

Corporate Governance of Our Company and Practices of Our Board of Directors                           43

All such communications will be forwarded to the appropriate director or directors specified in such communications as soon as practicable in accordance with the Policy on Shareholder Communications with the Board, adopted by the independent directors in February 2004.

POLICY ON REPORTING OF CONCERNS REGARDING ACCOUNTING MATTERS

Our Business Conduct Policy (available on our website at www.vulcanmaterials.com under the heading "Investor Relations" under the subheading "Corporate Governance") sets forth our policies regarding reporting of accounting-related concerns or complaints (as well as reporting of other concerns or complaints) to our Compliance Officer or the Audit Committee.

Any shareholder or interested party who has any concerns or complaints relating to accounting, internal accounting controls or auditing matters, may contact the Audit Committee by writing to the following address:

Vulcan Audit Committee
c/o Corporate Secretary
Vulcan Materials Company
1200 Urban Center Drive
Birmingham, Alabama 35242

Corporate Governance of Our Company and Practices of Our Board of Directors                           44

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is responsible for, among other things, reviewing our company's financial statements with management and our company's independent registered public accounting firm. The Audit Committee acts under a written charter which is available on our website at www.vulcanmaterials.com. Each member of the Audit Committee is an independent director as determined by our Board, based on the requirements of the New York Stock Exchange, the SEC and our Board's Director Independence Criteria.

Our company's management has the primary responsibility for our company's financial statements and financial reporting process, including the system of internal controls. Deloitte & Touche LLP, our independent registered public accounting firm, is responsible for expressing an opinion on the conformity of our company's audited financial statements with generally accepted accounting principles. Our independent registered public accounting firm also audits, in accordance with the standards of the Public Company Accounting Oversight Board (the "PCAOB"), the effectiveness of our company's internal control over financial reporting. The Audit Committee is responsible for monitoring and overseeing these processes.

In this context, the Audit Committee has reviewed and discussed our company's audited financial statements with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) as amended. In addition, the Audit Committee has received from the independent registered public accounting firm the written disclosures and letter required by the applicable requirements of the PCAOB regarding the independent accountant's communications with the Audit Committee concerning independence, and discussed with the independent accountant its independence. The Audit Committee has also considered whether the independent registered public accounting firm's provision of any non-audit services is compatible with the firm's independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from our company and management.

Based on the reviews and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our company's Annual Report on Form 10-K for the year ended December 31, 2011, for filing with the SEC.

AUDIT COMMITTEE

Phillip W. Farmer, Chair
Douglas J. McGregor
Richard T. O'Brien
Vincent J. Trosino

Dated: February 24, 2012

The Report of the Audit Committee does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the company specifically incorporates the Report of the Audit Committee by reference therein.

Report of the Audit Committee                                                      45

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Aggregate fees billed to us for the fiscal years ended December 31, 2011 and 2010, by Deloitte & Touche LLP, and its affiliates, all of which are subsidiaries of Deloitte, LLP, the United States member firm of Deloitte Touche Tohmatsu Limited, were as follows:

	2011	2010

Audit Fees(1)	[•]	$2,762,204
Audit Related Fees(2)	[•]	287,818
Tax Fees(3)	[•]	108,500
All Other Fees	[•]	0

Total	[•]	$3,158,522

(1)
Consists of fees for the audit of our financial statements, including the audit of the effectiveness of our internal control over financial reporting, reviews of our quarterly financial statements, services associated with other Securities and Exchange Commission filings, and services associated with debt and common stock offerings.
(2)
Consists of fees for the audits of our employee benefit plans.
(3)
Consists of fees for services related to state tax audits, credits and refund claims.

PRE-APPROVAL OF SERVICES PERFORMED BY
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has policies and procedures that require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, our company's independent registered public accounting firm. At the beginning of each year, the Audit Committee approves the proposed services, including the nature, type and scope of services contemplated and the related fees, to be rendered by the independent registered public accounting firm during the year.

During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm. The Audit Committee has delegated pre-approval authority to the Chair of the Audit Committee for those instances when pre-approval is needed prior to a scheduled Audit Committee meeting. The Chair of the Audit Committee must report on such approvals at the next scheduled Audit Committee meeting. The Audit Committee pre-approved all audit, audit-related, tax and other services performed by Deloitte & Touche LLP during the fiscal year ended December 31, 2011.

No audit-related, tax or other services were rendered in 2011 pursuant to the de minimis exception to the pre-approval requirement set forth in the Securities Exchange Act Rule 2-01(c)(7)(i)(C).

Independent Registered Public Accounting Firm                                                      46

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following is information regarding persons known to us to have beneficial ownership of more than 5% of the outstanding common stock of our company, which is our only outstanding class of voting securities, as of the dates indicated in the footnotes below.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (# of shares)	Percent of Class

T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, Maryland 21202	17,343,894(1)	13.4%

Dodge & Cox 555 California Street 40th Floor San Francisco, California 94104	14,087,969(2)	10.9%

Southeastern Asset Management, Inc. 6410 Poplar Avenue, Suite 900 Memphis, Tennessee 38119	12,757,078(3)	9.9%

State Farm Mutual Automobile Insurance Company and Affiliates One State Farm Plaza Bloomington, Illinois 61710	12,733,797(4)	9.85%

The Vangard Group, Inc. 100 Vangard Blvd Malvern, Pennsylvania 19355	6,750,053(5)	5.22%

Blackrock, Inc. 40 East 52nd Street New York, New York 10022	6,611,422(6)	5.12%

(1)
Based on information contained in a Schedule 13G/A filed with the SEC on February 8, 2012. These securities are owned by various individuals and institutional investors which T. Rowe Price Associates, Inc. (Price Associates) serves as an investment adviser with power to direct investments and/or sole power to vote the securities. For the purposes of reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(2)
Based on information contained in a Schedule 13G/A filed with the SEC on February 10, 2012 (and re-filed on April 11, 2012).

(3)
Based on information contained in a Schedule 13D filed with the SEC on January 20, 2012.

(4)
Based on information contained in a Schedule 13G/A filed with the SEC on January 31, 2012. According to the Schedule 13G, the listed entity has sole voting and dispositive power over 8,373,600 shares.

(5)
Based on information contained in a Schedule 13G, dated February 10, 2012, filed with the SEC.

(6)
Based on information contained in a Schedule 13G filed with the SEC on February 9, 2012.

Security Ownership of Certain Beneficial Owners and Management 47

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information, unless otherwise indicated, as of April 2, 2012, regarding beneficial ownership of our company's common stock, our only outstanding class of equity securities, by each of our directors, each of our NEOs identified in the Summary Compensation Table on page [     ] of this proxy statement, and the directors and executive officers as a group. We believe that, for each of the individuals set forth in the table below, such individual's financial interest is aligned with the interests of our other shareholders because the value of such individual's total holdings will increase or decrease in line with the price of our common stock.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (# of shares)

Non-employee Directors(1)	Shares Owned Directly or Indirectly		Restricted Shares	Phantom Shares Held Pursuant to Plans	Total	Percent of Class

Philip J. Carroll, Jr.	752			34,428	35,180	*
Phillip W. Farmer	6,120	(2)		34,771	40,891	*
H. Allen Franklin	0		4,000	31,348	35,348	*
Ann McLaughlin Korologos	4,152		0	27,726	31,878	*
Douglas J. McGregor	7,795	(3)	0	71,808	79,603	*
Richard T. O'Brien	0		0	6,192	6,192	*
James T. Prokopanko	0		0	4,132	4,132	*
Donald B. Rice	49,683		0	20,654	70,337	*
Vincent J. Trosino	11,263	(4)	0	24,976	36,239	*
Kathleen Wilson-Thompson	0		0	4,132	4,132	*

CEO and other NEOs(5)	Shares Owned Directly or Indirectly	Exercisable Options	Thrift Plan	Deferred Stock Units	Total	Percent of Class

Don James	186,984	1,227,590	66,226	202,874	1,683,674	1.3%
Dan Sansone	27,311	212,140	22,511	25,537	287,499	*
Danny Shepherd	20,237	147,735	9,975	5,897	183,844	*
John McPherson	0	166,624	67	0	166,691	*
Bob Wason	16,270	115,203	1,725	6,630	139,828	*

All Directors and Executive Officers as a group (17 persons)					3,075,632	2.4%

*
Less than 1% of issued and outstanding shares of our company's common stock.

(1)
Beneficial ownership for the non-employee directors includes all shares held of record or in street name and, if noted, by trusts or family members. The amounts also include restricted shares granted under our Restricted Stock Plan for Non-employee Directors, phantom shares settled in stock accrued under the Directors' Deferred Compensation Plan, and deferred stock units awarded under the Deferred Stock Plan for Non-employee Directors and the 2006 Omnibus Long-Term Incentive Plan.

(2)
All shares are held in a trust of which Mr. Farmer is the trustee.

(3)
Includes 1,350 shares held in a trust of which Mr. McGregor is the trustee.

(4)
Includes 2,000 shares held in a trust of which Mr. Trosino is the trustee.

(5)
Beneficial ownership for the executive officers includes shares held of record or in street name. The amounts also include shares that may be acquired upon the exercise of options which are presently exercisable or that will become exercisable on or before May 31, 2012, shares credited to the executives' accounts under our 401(k) and Profit Sharing Retirement Plan and deferred stock units.

Security Ownership of Certain Beneficial Owners and Management 48

EQUITY COMPENSATION PLANS

The table below sets forth information regarding the number of shares of our common stock authorized for issuance under all of our equity compensation plans as of December 31, 2011.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders(1):
1996 Long-Term Incentive Plan (For Employees)(2)
Stock Options	3,620,879	$54.37
Performance Share Units	0
Deferred Stock Units	64,421

Total 1996 Long-Term Incentive Plan	3,685,300		0(2)

Deferred Stock Plan for Non-employee Directors(2)	7,625		0(2)
Restricted Stock Plan for Non-employee Directors(2)	6,609		0(2)
2000 Florida Rock Industries Amended & Restated Stock Plan(3)
Stock Only Stock Appreciation Rights	134,596	$45.73
Performance Share Units	63,270

Total 2000 Florida Rock Industries Stock Plan	197,866		0(3)

2006 Omnibus Long-Term Incentive Plan
Stock-Only Stock Appreciation Rights	2,886,372	$55.50
Performance Share Units	762,000
Restricted Stock Units	1,000
Deferred Stock Units for Non-employee Directors	93,083

Total 2006 Omnibus Plan	3,742,455		5,866,659

Equity compensation plans not approved by security holders	NONE		NONE

Total of All Plans	7,639,855		5,866,659

(1)
All of our company's equity compensation plans have been approved by the shareholders of our company or, in the case of the 2000 Florida Rock Industries Amended and Restated Stock Plan, by the shareholders of Florida Rock Industries, Inc. prior to our acquisition of that company. Column (a) sets forth the number of shares of common stock issuable upon the exercise of options, warrants or rights outstanding under the 1996 Long-Term Incentive Plan, the Deferred Stock Plan for Non-employee Directors, the Restricted Stock Plan for Non-employee Directors, the 2000 Florida Rock Industries Amended and Restated Stock Plan, and the 2006 Omnibus Long-Term Incentive Plan (Omnibus Plan). The weighted-average exercise price of outstanding stock options is shown in Column (b). The remaining number of shares that may be issued under the equity compensation plans are shown in Column (c).

(2)
Future grants will not be made under these plans. The plans will be used only for the administration and payment of grants that were outstanding when the Omnibus Plan was approved.

(3)
This plan was approved by the shareholders of Florida Rock Industries, Inc. Shares available have been adjusted for the merger transaction. Units were only available for granting of awards until September 30, 2010. Future grants will not be made under this plan. The plan will be used only for the administration and payment of grants that are outstanding.

Equity Compensation Plans 49

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis as set forth below with management and, based on such review and discussions, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

THE COMPENSATION COMMITTEE

Donald B. Rice, Chair
Philip J. Carroll, Jr.
H. Allen Franklin
James T. Prokopanko

COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE SUMMARY

In our Corporate Mission Statement, we state that our success is dependent upon the talent, dedication and performance of all employees. Therefore, our compensation program for our NEOs is intended to motivate them to achieve our strategic goals and operational plans and to provide competitive levels of rewards for doing so. To encourage and reward superior performance, we have linked a substantial portion of our NEOs' 2011 compensation to our performance as measured by a standard referred to as Economic Profit (EP), and to the performance of our company's common stock relative to the performance of other companies. Over 75% of the target 2011 compensation of our CEO and over 60% of the 2011 target compensation of our other NEOs' is linked to our company's performance. EP measures the extent to which operating earnings exceed an operating capital charge. Operating earnings are based on net earnings, but exclude interest income and expense, gains and losses on investments, deferred income taxes, and results of certain discontinued operations.

The total direct compensation for each NEO is reviewed annually and is based on

•
individual performance

•
recent and long-term company performance

•
competitive or market levels of performance

Vulcan's compensation program is centered on a pay-for-performance philosophy which aligns executive compensation with shareholder value. In 2011, the Company's performance was affected by the challenging economic environment and continued recession in the construction industry. As detailed below, and earlier in this proxy statement (on page [     ]), our Compensation Committee has taken several actions to adjust executive compensation to reflect the Company's performance during the economic downtown, ensuring that executive compensation levels are fully aligned with shareholders' interests.

Executive Compensation                                                      50

2011 COMPENSATION HIGHLIGHTS

At our Annual Meeting of shareholders held in May 2011, an overwhelming majority (94.3%) of the votes cast on the say-on-pay proposal at the meeting were voted in favor of the proposal. The Compensation Committee believes this vote affirmed our shareholders' support of the company's approach to executive compensation and, thus, did not significantly change its approach in 2011, although it did adjust the mix of 2011 long-term awards to provide even more emphasis on performance-based pay. The Compensation Committee will continue to consider the outcome of the company's say-on-pay votes when making future compensation decisions for our NEOs.

The following illustrates how we aligned our compensation practices with our goals and results in recent years:

  •
  Froze the base salary of the CEO, for fiscal years 2009, 2010, 2011 and 2012;

  •
  Paid no cash bonuses to the CEO and other NEOs for fiscal years 2009, 2010 and 2011;

  •
  Adjusted the mix of 2011 long-term awards to provide more emphasis on performance-based pay by granting approximately 78% of the target value of long-term grants in the form of performance share units (PSUs) and 22% of the value in the form of stock only stock appreciation rights (SOSARs). Previous grants were of approximately equal value between PSUs and SOSARs;

  •
  In 2012, granted all long-term equity opportunities for the CEO and other NEOs in the form of performance-based PSUs. Payouts will be based on the company's total shareholder return (TSR) performance relative to the S&P 500; and

  •
  Granted long-term equity opportunities at approximately the median market levels in 2010, and somewhat above the median market levels in 2011 and 2012 in recognition that no cash bonuses were paid in 2009, 2010, and 2011, and in a continuing effort to provide competitive incentive opportunities while assuring alignment with shareholder interests over the long-term.

Executive Compensation                                                      51

2011 COMPENSATION COMMITTEE ACTIONS

COMPENSATION ELEMENT	ACTION	OUR NORMAL PRACTICE	REASON FOR ACTION

Base salary	Our CEO was not given a salary increase. One NEO received a salary increase of 2.8%. Two NEOs received promotional increases of 4.9% and 29.8%, respectively. The remaining NEO was hired in 2011.	Normally we grant our NEOs a market competitive level of salary increase, based upon company performance, individual performance and the prevailing economic environment.	Based on market information reported for executive merit increases, guidance from the Compensation Committee's executive compensation consultant and the individual performance of the NEO, increases are granted to provide appropriate and competitive base salary.
In 2011, our CEO performed admirably despite the difficult economic environment. However, the Committee concluded that it would not be appropriate to increase his base salary at this time.

Annual performance-based bonus	No cash bonuses were paid to NEOs based on 2011 company performance.	Normally reflects competitive practice, company performance and individual performance.	Although our cash bonus determination process would have yielded a payment, the Committee elected not to pay cash bonuses to the NEOs in the difficult economic environment in 2011.

Long-term equity-based incentive awards	Each NEO was granted a long-term incentive (LTI) award valued somewhat above median compensation levels.	Normally we grant LTI awards at competitive levels unless the company's total shareholder return (TSR) performance over the prior 5 years is significantly above the S&P 500 median, in which case premium awards may also be granted. No such premium awards were granted in 2011.	Based on competitive practice, to partially compensate for the absence of cash bonuses in 2009, 2010, and 2011 and to reward consistent outstanding performance and to reinforce the alignment of NEOs' interest with shareholders' interests. In order to achieve the above, the majority of 2011 awards were performance-based.

COMPENSATION PHILOSOPHY

The dedication and performance of our employees, including our NEOs, enable us to accomplish our corporate goals. Our compensation program for our NEOs is intended to motivate them to achieve our strategic goals and operational plans while adhering to our high ethical business standards. We attempt to motivate the NEOs by

•
keeping our salaries and benefits competitive with industrial companies of similar size, enabling us to hire and retain individuals of the highest caliber and to discourage them from seeking other employment opportunities;

•
linking a meaningful portion of compensation to our company's measurable performance and by increased use of PSUs over SOSARs, thereby encouraging the creation of shareholder value over the short and long term;

•
motivating, recognizing, and rewarding individual excellence; and

Executive Compensation                                                      52

•
paying a meaningful portion of total compensation in our stock and encouraging significant stock accumulation to align the interests of our management and shareholders.

COMPENSATION COMMITTEE: ROLES AND RESPONSIBILITIES

The Compensation Committee, which is composed entirely of independent directors, administers our executive compensation program in accordance with the Compensation Committee's charter. The current charter is available on our website at www.vulcanmaterials.com. The role of the Compensation Committee is to

•
annually review and approve corporate goals and objectives relevant to the compensation of our CEO and then

•
evaluate the CEO's performance relative to these goals and objectives,

•
set the CEO's compensation levels based on this evaluation,

•
report to the full Board of Directors;

•
determine and set base salary and awards made to NEOs under our incentive compensation plans and equity-based plans;

•
administer our Executive Incentive Plan (EIP) and 2006 Omnibus Long-Term Incentive Plan (Omnibus Plan);

•
report to the Board its approval or disapproval of recommendations of the CEO for material changes in existing retirement and benefit plans applicable to the NEOs; and

•
make regular reports to the Board, including an annual report, explaining its determination of compensation levels for the CEO and the other NEOs.

Our NEOs for 2011 were:

Don James	Chairman and Chief Executive Officer
Dan Sansone	Executive Vice President and Chief Financial Officer
Danny Shepherd	Executive Vice President, Construction Materials
John McPherson	Senior Vice President, Strategy and Business Development(1)
Bob Wason	Senior Vice President and General Counsel

(1)
Mr. McPherson was hired effective November 9, 2011.

When making executive compensation decisions, the Compensation Committee reviews compensation tally sheets that show the CEO's and the other NEOs' total compensation. Each of these tally sheets presents the dollar amount of compensation for the NEOs broken out into 1) base salary, 2) annual performance-based bonus, and 3) long-term equity-based incentive awards.

COMPENSATION CONSULTANT

As stated in its charter, the Compensation Committee is authorized to retain external advisors and consultants at our company's expense. In 2011, the Compensation Committee engaged Compensation Strategies, Inc. (CSI) as its independent compensation consultant. CSI acts at the direction of, and reports to, the Compensation Committee, although it meets with management from time to time to discuss compensation initiatives and issues. Outside of its direct engagement by the Compensation Committee as the independent consultant to the Compensation Committee with respect to executive compensation matters, CSI does not provide other services to our company.

In our compensation engagement, CSI

•
conducts periodic comprehensive studies of executive compensation and makes recommendations regarding the components of executive compensation, including target levels for 1) base salary, 2) annual bonus, 3) long-term equity-based incentive awards, and 4) change-in-control protections;

Executive Compensation                                                      53

•
advises the Compensation Committee regarding competitive practices, the design of new programs and new laws, rules, and regulations relating to executive compensation; and

•
prepares an annual study of compensation and makes recommendations to the Compensation Committee.

In 2011, CSI

•
provided the Compensation Committee with observations on the relative competitiveness of our compensation programs with comparable companies (based upon its review of the various components of market data set forth above);

•
provided its recommendations with respect to Board compensation, as well as its advice on regulatory compliance and development of new programs; and

•
conducted an executive market study to ensure that our compensation programs are reasonable and competitive.

Representatives of CSI attended five meetings of the Compensation Committee in 2011 and participated in an executive session of the Compensation Committee at which time the compensation of our CEO, Don James, was determined. Mr. James did not attend this executive session.

BENCHMARKING TOTAL COMPENSATION

For compensation decisions made in February 2011, we conducted a new benchmarking study and analysis of total compensation in December 2010. In addition, to ensure that our compensation program is competitive, total direct compensation paid to our CEO and other NEOs was benchmarked against a composite group of companies in December 2010. By use of statistical regression analysis, compensation data from that group is adjusted to reflect the size of our company. The benchmarking data is used to determine market-based (median) levels for the three principal elements of compensation: 1) base salary, 2) annual performance-based bonus and 3) long-term equity-based incentive awards. With the assistance of CSI, the Compensation Committee also annually reviews the composition of the comparison group to ensure that included companies continue to be relevant for comparative purposes. The total direct compensation for each NEO is reviewed annually and is based on:

•
recent and long-term company performance;

•
individual performance; and

•
competitive or market levels of performance.

The comparison group was composed of 23 companies from the following industries: Construction Materials; Building Products; Construction Equipment; Engineering & Construction; Forest Products; Coal Mining; Metals Mining; and Metal Producers/Manufacturers, as set forth in the following table. In selecting these companies, we assured that the company's assets and market capitalization were in the mid-range of the group.

COMPARISON GROUP

• Arch Coal Inc.	• Martin Marietta Materials, Inc.	• Shaw Group Inc.
• CONSOL Energy Inc.	• Masco Corporation	• Sherwin-Williams Company
• Cummins Inc.	• Massey Energy Company	• Stanley Black & Decker, Inc.
• Danaher Corporation	• MeadWestvaco Corporation	• Temple-Inland Inc.
• Freeport-McMoran Copper & Gold	• Newmont Mining Corporation	• Texas Industries, Inc.
• Granite Construction Inc.	• Nucor Corporation	• U.S. Steel Corporation
• Jacobs Engineering Group Inc.	• PPG Industries, Inc.	• Weyerhauser Company
• Louisiana-Pacific Corporation	• Peabody Energy Corporation

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In addition, CSI conducted an executive market study (using survey data from Aon Hewitt and Towers Watson) that compared the compensation payable to our NEOs to the compensation payable to similarly situated officers among U.S. manufacturing companies with revenues between $1 billion to $4.9 billion.

Taking into account the comparison group analyses and the Aon Hewitt and Towers Watson survey data, the Compensation Committee determined the 25th, median, and 75th percentiles of compensation relative to its peers with respect to base salary, target and actual incentive compensation and long-term incentive compensation, and target and actual compensation. We seek to provide target compensation at the median level indicated by this analysis, because it allows us to attract and retain employees and helps us to manage the overall cost of our compensation program.

Each element of our compensation program is set forth below, with an explanation of the factors the Compensation Committee considered in making the awards. We have not targeted a specified percentage of total compensation for cash compensation or short-term or long-term equity-based incentive awards. Rather, based on the results of the competitive benchmarking, we have established incentive target levels for each of the NEOs.

Base salary, short-term incentive opportunity and long-term incentive opportunity are targeted at the median competitive levels. For short-term incentives, these levels are expressed as a percentage of base salary and for long-term incentives as a percentage of the estimated base salary market rate for the position. The target award percentages vary by position and level of responsibility. In our view, as the level of responsibility for an executive increases, so should the risk of increased or decreased total compensation. We achieve this balance through higher target levels of short-term performance-based bonuses and long-term equity awards, which vary with the performance of our company.

THE ROLE OF THE CEO IN THE COMPENSATION DETERMINATION PROCESS

The CEO is responsible for conducting an annual performance evaluation of each of the other NEOs. The evaluations take into account such items, among others, as the

•
performance of the business unit or function for which the executive officer is responsible

•
safety, health and environmental performance

•
effective management of our company's natural resources

•
adherence to our company's mission and values

In addition, the CEO can request input from CSI regarding competitive practices. Based on the foregoing and the results of the competitive benchmarking report, the CEO makes a recommendation to the Compensation Committee for the compensation of each of the other NEOs, broken out into

•
base salary;

•
annual performance-based bonus; and

•
long-term equity-based incentive awards.

The Compensation Committee meets during the year to discuss and consider the recommendations of the CEO as well as the compensation information described above and then sets the compensation of the NEOs. The CEO participates in these meetings. While the Compensation Committee gives appropriate consideration to the information presented by the CEO, the Compensation Committee will adjust the recommendations and set the compensation for the other NEOs based on its review of the relevant compensation information and considerations.

In executive session (excluding the CEO), the Compensation Committee separately reviews the performance of the CEO and determines his compensation, including his base salary, annual performance-based bonus, and long-term equity-based incentive awards. In setting such compensation, the Compensation Committee takes into account the recommendations made by CSI. After the Compensation Committee has determined the total compensation for the

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CEO, the Chair of the Compensation Committee presents the CEO's overall compensation package to the entire Board of Directors for ratification.

THE ROLE OF INDIVIDUAL PERFORMANCE IN THE COMPENSATION DETERMINATION PROCESS

In addition to the consideration of company performance and competitive market based pay, the individual performance of each NEO is considered in determining his base salary and the annual bonus. The Committee reviews a performance report for each NEO that is prepared by management. The performance of each NEO, including the CEO is based primarily on how well the NEO achieves a set of pre-established goals during the year. Following are the notable accomplishments of each NEO in 2011.

2011 NEO INDIVIDUAL ACCOMPLISHMENTS

Don James

  •
  With support from the Board, further developed and articulated the company strategy related to our focus on certain products and markets and took actions to sell and swap assets in support of that strategy.

  •
  Finalized the restructuring of the company from eight operating divisions to four regions achieving overhead costs reductions of over $55 million and further reducing costs and creating efficiencies.

  •
  Completed rollout of the company-wide finance systems platform which has been under development and implementation since 2007. This, along with the restructuring, positioned the company to implement the profit enhancement program currently underway.

  •
  Enhanced senior management succession planning by assigning high potential operating executives' broader responsibility and by recruiting a high potential executive from outside the company.

  •
  Restructured the company's debt to provide long-term liquidity and financial flexibility at competitive costs.

Dan Sansone

  •
  Successfully planned and executed a bond transaction valued at $1.1 billion, resulting in the restructuring of the Company's debt portfolio.

  •
  Successfully planned and led the execution of a $600 million asset-based lending facility.

  •
  Successfully planned and executed the tender offer for $275 million of outstanding company notes.

  •
  Restructured the Corporate and Regional financial staffs and participated in the leadership of the company restructuring completed in December.

  •
  Completed the planned implementation of our company-wide finance systems platform.

Danny Shepherd

  •
  Led planning of company restructuring completed in December.

  •
  Provided developmental guidance and opportunities to high potential executives in support of succession planning needs.

  •
  Led business units to achieve record performance in safety and health programs.

  •
  Led development and implementation of sale and exchange of non-strategic assets.

John McPherson

  •
  Mr. McPherson joined the Company in November 2011.

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 Bob Wason

  •
  Coordinated legal support for the execution of the $1.1 billion bond transaction; the tender offer for $275 million of outstanding notes; the new $600 million asset-based lending facility; and the sale and exchange of non-strategic assets.

  •
  Recovered $63.2 million from insurance carriers for costs of settlement and defense of lawsuits in Illinois and California.

  •
  Completed implementation of record retention and electronic document projects to reduce handling and storage and future discovery costs.

  •
  Reorganized legal staff to enhance succession planning and provide more efficient and effective services.

ELEMENTS OF COMPENSATION

Our elements of compensation, all of which are discussed in greater detail below, include:

•
Base salary

•
Short-term performance-based bonus

•
Long-term equity-based incentives

•
Benefits and perquisites

•
Change-in-control protections

•
Retirement and pension benefits.

BASE SALARY

The base salary element of our compensation program is designed to be competitive for compensation paid to similarly-situated, competent, and skilled executives. The Compensation Committee uses the information and procedures described above to set base salaries based on each individual's performance, contribution to business results, and market compensation. The Compensation Committee determines if base salary increases are appropriate for our NEOs after considering

•
The NEO's pattern of achievement for performance relative to the pre-established goals and objectives in his area(s) of responsibility

•
The overall managerial effectiveness for planning, personnel development, communications, regulatory compliance and similar matters;

•
Competitive pay levels for similarly situated executives set forth in the compensation surveys and our comparison group, set forth in the table on page [     ].

•
Marketplace trends in salary increases;

•
The NEO's potential for future contributions to the organization, retention risks, fairness in view of our overall salary increases, and the ability of our company to pay the increased salaries; and

•
The economic environment and its impact on the company.

We annually review the base salaries of the NEOs and at the time of a promotion or change in responsibilities. To ensure the salaries paid to our NEOs are competitive relative to the marketplace, the Compensation Committee reviews the compensation analysis and data from Aon Hewitt and Towers Watson and our comparison group. This analysis serves as a starting point for evaluating appropriate levels of base salary. As noted above, we generally target the 50th percentile of the market as determined by our competitive market analysis, which we believe is the

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appropriate level for ensuring the competitiveness of our compensation. This benchmark is determined by the procedures described above and serves as a starting point for evaluating appropriate levels of base salary.

However, the Compensation Committee has determined that Mr. James' experience, performance and tenure in his position warrant a base salary that is somewhat higher than the 50th percentile for chief executive officers in our competitive market analysis. Increases in salaries are discretionary, based on the nature and responsibilities of the position, individual performance, changes in the market compensation levels and the other factors set forth above. Mr. James' base salary has not increased since February 2008 in light of the difficult economic environment. During 2011, only two NEOs (Messrs Sansone and Shepherd) received increases in base salary, both resulting from promotions and related expansion of responsibilities. Both Mr. Sansone and Mr. Shepherd were promoted to executive vice president positions in February, 2011.

The base salaries paid to our NEOs for 2011, 2010 and 2009 are set forth in the Summary Compensation Table on page [     ] in the "Salary" column.

To further our goal of aligning the executives' interests with those of our shareholders, we generally reward superior performance through our bonus program and long-term equity-based incentives rather than through base salary.

SHORT-TERM CASH BONUS

Our short-term cash bonus incentive program is designed to motivate our executives, including the NEOs, and reward them with cash payments for achieving quantifiable near-term business results. The goal of this program is to link performance to payment and to reward behaviors that create value for our shareholders. We do this by comparing financial results to pre-established objective performance targets. Payment of the bonus is based on the overall performance of our company, the performance of specific divisions or business units or a combination of these, as applicable, and the performance of the NEO.

We set the target bonus opportunity for our NEO's at competitive market levels consistent with similarly situated executives in our comparison group and in the compensation surveys. The target bonus opportunity is expressed as a percentage of base salary. Corporate performance at target levels is intended to yield a bonus for each NEO at a level approximately equal to the median level indicated in the compensation study with respect to similarly situated executive officers.

MEETING THE MINIMUM PERFORMANCE THRESHOLD UNDER THE EXECUTIVE INCENTIVE PLAN (EIP)

We pay short-term incentives to our NEOs under the shareholder-approved Executive Incentive Plan (EIP) which is intended to yield cash bonus payments that constitute qualified performance-based compensation under Section 162(m) of the Internal Revenue Code. In order for the NEOs to be eligible to receive a bonus, the company must attain a minimum performance threshold for the year, as established by the Compensation Committee. For 2011, the minimum threshold was either: (1) cash earnings in the amount of $200 million or (2) EBITDA in the amount of $350 million.

If the Compensation Committee determines that the minimum performance thresholds are met, our NEOs may receive a bonus earned under the EIP, subject to the Compensation Committee's discretion to adjust the bonus downward. In determining the downward adjustment (if any) the Compensation Committee may use a pre-established objective formula and other financial or non-financial factors such as individual performance.

DETERMINING BONUS PAYABLE

The Compensation Committee determines the level of performance required to earn a cash bonus at threshold, target and maximum levels, and applies straight-line interpolation for determining potential payouts for performance that falls between such levels. In 2011, the Compensation Committee based performance goals on EP growth in 2011 relative to EP in 2010. In 1996, we adopted EP as the quantifiable financial performance measure by which company performance is measured for short-term incentives. EP measures the extent to which operating earnings exceed an operating capital charge. Operating earnings are based on net earnings, but exclude interest income and

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expense, gains and losses on investments, deferred income taxes, and results of certain discontinued operations. The operating capital charge is based on our company's average assets and liabilities associated with operating earnings, as defined above, multiplied by the estimated cost of capital. We believe that changes in EP correlate with changes in shareholder value better than other commonly used financial performance measures.

In 2011, the Compensation Committee reviewed the performance of the CEO and each of the other NEOs and concluded each had performed well in a difficult economic environment. Even though the minimum financial performance threshold under the EIP was achieved in 2011, and the company's results at the corporate level under the EP formula would have yielded a cash bonus, the results were short of the EP performance goal required to produce the "target bonus" level. The goal for 2011 was to achieve a $67 million improvement in EP over 2010's EP; however, during 2011 EP declined by $35 million relative to performance in 2010. Therefore, consistent with the recommendation of the CEO, the Compensation Committee exercised its discretion not to pay cash bonuses to our NEOs for 2011 performance, as reflected in the Summary Compensation Table on page [     ].

The table below shows for each NEO the target bonus expressed as a percentage of base salary, the maximum bonus payable under the EIP and the actual cash bonus paid to each NEO based on 2011 performance.

TARGET BONUS

	Amount of "Target Bonus" Expressed as a Percentage of Base Salary	Maximum Bonus Per EIP(1) ($)	Cash Bonus Paid for 2011 Performance ($)

Don James	100%	5,000,000	0
Dan Sansone	75%	1,620,000	0
Danny Shepherd	75%	1,620,000	0
John McPherson	60%	1,080,000	0
Bob Wason	60%	965,000	0

(1)
Per the EIP, no payment may exceed $7,000,000 in any year to any participant. The amounts in this column equal the lesser of $7,000,000 or 4 times the target bonus

 LONG-TERM EQUITY-BASED INCENTIVES

Our long-term equity-based incentive compensation program rewards the NEOs based on the future performance of our company, by providing potentially significant payments relative to creating value for our shareholders. The goals of the long-term incentive program are to

•
to ensure executive officers' financial interests are aligned with our shareholders' interests

•
motivate financial performance over the long-term

•
recognize and reward superior financial performance of our company

•
provide a retention element to our compensation program

•
promote compliance with the stock ownership guidelines for executives.

2011 LONG-TERM INCENTIVE GRANTS. The Compensation Committee has established a "standard percentage" of each NEO's base salary midpoint for his position that is used when making a long-term award to each NEO. The standard percentage is based primarily upon the compensation analysis described in the section entitled "Benchmarking Total Compensation" above. The Compensation Committee sets the standard at approximately the 50th percentile of the awards made to individuals with similar positions in the market as determined by our competitive market analysis. The Compensation Committee then determines the targeted value of long-term incentive grants for each of the NEOs by multiplying the applicable standard percentage by the market-indicated base salary rate for each NEO's position. The table below shows the standard percentages for each of

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our NEOs although the Compensation Committee retains the discretion to deviate from these percentages in the actual long-term incentive grants it makes each year.

Standard Long-Term Award Expressed as a Percentage of Base Salary Midpoint for 2011

Don James	225%
Dan Sansone	150%
Danny Shepherd	150%
John McPherson	100%
Bob Wason	90%

The Omnibus Plan provides a variety of forms of incentives that the Compensation Committee may use, at its discretion, for granting long-term incentives. These incentives include

•
stock options

•
stock only stock appreciation rights (SOSARs)

•
performance share units (PSUs)

•
restricted stock

Subject to the limitations under the Omnibus Plan, the Compensation Committee may adjust the amount we award to reflect our company's past performance, based on total shareholder return or other quantifiable financial measures deemed appropriate by the Compensation Committee.

In 2011, the Compensation Committee granted a combination of SOSARs and PSUs to each of the NEOs. The number of equity-based awards to be granted is determined by valuing SOSARs and PSUs under valuation principles similar to generally accepted accounting principles (in the case of SOSARs, Black-Scholes and in the case of PSUs, Monte Carlo simulation model), subject to certain adjustments recommended by CSI. The Compensation Committee normally grants a number of equity-based awards that produces a value that approximates the 50th percentile as determined by our competitive market analysis. However, the Compensation Committee may make adjustments each year to the number of units granted. We generally award premium grants only when our 5-year average TSR performance approximates or exceeds the 75th percentile when compared to the S&P 500.

In 2011, the Compensation Committee determined that based on our 5-year TSR performance it was not appropriate to grant such premium grants. However, all of the NEOs except Mr. McPherson, who was a new hire, received supplemental performance-based awards (in the form of SOSARs and PSUs) in consideration of the absence of cash bonus payments in 2009, 2010 and 2011. The Compensation Committee believed that these supplemental awards were appropriate in order to maintain competitive compensation levels and encourage retention and that granting this compensation in the form of SOSARs (the realizable value of which are dependent on increases in the company's stock price) and PSUs (the realizable value of which are dependent on achieving performance goals) would incentivize strong future performance. Mr. McPherson received a one-time hiring grant intended to incentivize him to join the company and compensate him for the value of compensation with his prior employer that he forfeited as a result of joining the company. Expressed in terms of their value, PSUs represent approximately 78% of the value granted; however, the value of PSUs actually paid will depend on satisfaction of the applicable performance goals. Beginning with the 2011 PSU awards, payments are based solely on our TSR percentile ranking relative to the S&P 500 Index, See the "Grants of Plan-Based Awards" table on page [     ].

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 2011 LTI GRANTS

	Target Grants		Supplemental Grants(1)		Total LTI Grants

Name	SOSAR Units	PSU Units	SOSAR Units	PSU Units	SOSAR Units	PSU Units

Don James	52,100	52,800	13,300	13,500	65,400	66,300
Dan Sansone	17,400	17,700	3,800	3,900	21,200	21,600
Danny Shepherd	17,400	17,700	2,900	2,900	20,300	20,600
John McPherson	15,300	15,500	355,600	0	370,900	15,500
Bob Wason	7,700	7,800	2,300	2,300	10,000	10,100

(1)
The Compensation Committee reviewed the total compensation history for Messrs. James, Sansone, Shepherd and Wason during the period of 2009-2011. In consideration of the fact that these NEOs did not receive cash bonuses in 2009-2011, the Committee exercised its discretion to award supplemental LTI grants to them in 2011. The 2011 LTI supplemental award for Mr. McPherson was a one-time hiring grant intended to incentivize him to join the company and compensate him for the value of compensation from his prior employer that he forfeited as a result of joining the company.

These awards are also reflected under the heading "Executive Compensation" in the Summary Compensation Table on page [     ] and the "Grants of Plan Based Awards" table on page [     ].

2011 LONG-TERM INCENTIVE PAYMENTS. In February 2011, the Compensation Committee authorized payment of the PSUs that were granted in 2008 and vested on December 31, 2010. The level of the payout was based on the company's

  •
  3-year average EP, which was approximately 13.2% of target and

  •
  3-year average total shareholder return performance, which was at the 42nd percentile relative to the S&P 500 Index.

The following table reflects the goals against which performance was measured for payment for the PSUs granted in 2008 and payable in 2011.

2011 LONG-TERM INCENTIVE PAYMENTS
DETERMINING PERCENTAGE OF AWARD PAYABLE FOR AWARD PERIOD

Company 3-Year Average Economic Profit as a Percent of Target	Company 3-Year Average Total Shareholder Return Percentile Rank Relative to the S&P 500 Index
Percent of Target	25th or Less Percentile Rank	50th Percentile Rank	75th or Greater Percentile Rank

	PERCENTAGE OF AWARD PAYABLE
175% or greater	100%	150%	200%
150%	75%	125%	175%
100%	50%	100%	150%
50%	25%	75%	125%
25% or less	0%	50%	100%

The percentage payable is determined by the interpolation of the two performance factors. The actual payment was determined to be 42%. The Compensation Committee has the authority to exercise downward discretion in determining payment.

In March 2011, payments were made for vested Deferred Stock Units (DSUs) from grants made in 2002, 2003, 2004 and 2005. All of the NEOs elected to defer payment of the DSUs through the Executive Deferred Compensation Plan (EDCP). All DSU payments deferred into EDCP must remain in company stock. All the NEOs who hold DSUs elected deferral until the year of their retirement.

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TIMING OF EQUITY-BASED INCENTIVE COMPENSATION. Annually at its February meeting, the Compensation Committee sets

•
performance targets for PSU grants and payments. Establishing incentive compensation goals and granting equity-based awards have not been timed with the release of non-public material information; and

•
awards levels.

Typically, additional equity-based incentive grants have been made to executive officers at other times during the year only upon hire or promotion. All such equity-based awards are priced on the date of grant.

STOCK OWNERSHIP GUIDELINES. In order to align the interests of the NEOs with our shareholders' interests and to promote a long-term focus for these officers, our company has executive stock ownership guidelines for the officers of our company. The guidelines are based on management's and CSI's assessment of market practice. The stock ownership requirements are higher for the CEO than for the other NEOs.

The table below shows the guidelines for the NEOs, expressed as a multiple of base salary.

Name	Multiple of Base Salary Ownership Guidelines

Don James	7x
Dan Sansone	4x
Danny Shepherd	4x
John McPherson	3x
Bob Wason	3x

Types of ownership counted toward the guidelines include the following:

•
direct holdings;

•
stock-based qualified retirement plan holdings;

•
stock-based holdings in the deferred compensation and nonqualified supplemental benefit plans; and

•
indirect holdings, such as shares owned by a family member, shares held in trust for the benefit of the NEO or a family member, or shares held in trust for which such officer is trustee.

The "in the money" value of vested options do not count toward the satisfaction of these guidelines.

Annually, our CEO reviews compliance with the ownership guidelines and reports the results to the Compensation Committee. Messrs. James, Sansone, and Wason meet or exceed our ownership guidelines. Mr. Shepherd was promoted during 2011 and Mr. McPherson was hired in 2011 at which time the new ownership guidelines became applicable to them. Both NEOs have five years from the date of their appointment to comply with applicable ownership requirements.

REPORT OF REALIZED COMPENSATION

The following sets forth the compensation actually realized by our NEOs in 2011 (and the following differs from the Summary Compensation Table required by the SEC and set forth on page [     ]). This information reflects that our compensation practices are closely aligned with and responsive to current company performance and shareholders'

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interest. Our cash and equity based incentive programs include significant performance requirements and as a result of our 2011 performance, low levels of incentive compensation were earned.

Name	Year	Salary(1) ($)		Cash Bonus(2) ($)	Stock Options Vested(3) ($)		Performance Share Units Vested & Paid(4) ($)	Deferred Stock Units Vested & Paid(5) ($)	Change in Present Value of Pension Benefits(6) ($)	Other Income(7) ($)	Total Realized Compensation ($)

Don James	2011	1,250,004	(4)	0	0		358,679	1,144,845	306,299	114,295	3,174,122
Dan Sansone	2011	535,834		0	0		73,570	117,816	545,881	31,601	1,304,702
Danny Shepherd	2011	519,334		0	0		68,060	77,246	546,110	32,681	1,238,431
John McPherson	2011	64,773		0	1,465,072	(2)	0	0	0	240	1,530,085
Bob Wason	2011	400,168		0	0		36,586	106,979	401,395	26,187	971,315

(1)
Salary includes deferrals into the Executive Deferred Compensation Plan (EDCP). Based on a previous election, Mr. James deferred $250,004 in 2011.

(2)
No payments pursuant to the Executive Incentive Plan (EIP) were made in 2011 for the previous year's performance.

(3)
Represents in-the-money value of stock options that vested in 2011 based on the December 30, 2011 closing stock price of $39.35. A portion of Mr. McPherson's hire date grant vested on 12/31/2011.

(4)
Represents Performance Share Units (PSUs) granted in 2008 that were earned and vested in 2010 and paid in 2011. Based on a previous election, Mr. Sansone deferred 80% of his 2011 PSU payment into the EDCP until the year following retirement. The terms of the EDCP require that such deferred shares remain invested in Vulcan stock until paid.

(5)
Represents the portion of Deferred Stock Units (DSUs) granted in 2001, 2002 & 2003 that vested and were paid in 2011. Each NEO previously elected to defer these payments into the EDCP until the year following retirement. The terms of the EDCP require that such deferred shares remain invested in Vulcan stock until paid.

(6)
Represents the change in 2011 present value of accrued pension benefits. The year over year change in pension value was attributable to three primary factors which were: (1) aging (one year closer to retirement), (2) increase in the accrued benefit (service accrual) and (3) change in actuarial assumptions (change in interest rate from 4.55% to 4.15% and mortality table with generational improvement).

Name	Aging (one year closer to retirement) ($)		Increase in Accrued Benefit ($)	Change in Assumptions ($)	Total Change ($)

Don James	(553,044)	(a)	312,483	546,860	306,299
Dan Sansone	204,540		195,211	146,130	545,881
Danny Shepherd	166,491		265,999	113,620	546,110
John McPherson	0		0	0	n/a
Bob Wason	155,605		142,530	103,260	401,395

  (a)
  The reduction in the present value of pension occurs because Mr. James was beyond the earliest unreduced retirement age (age 62), therefore the value of the benefit goes down for each year that he delays retirement.

(7)
Other income as reported in the Summary Compensation Table on page [     ].

BENEFITS AND PERQUISITES

NEOs participate in each of the benefit plans or arrangements that generally are made available to all salaried employees including

  •
  medical and dental benefits

  •
  life, accidental death and disability insurance

  •
  pension and savings plans.

Our company pays 100% of the premiums for individual long-term disability policies that insure base salary and target bonus in excess of that insured under the group contract up to a limit of $500,000 covered compensation.

We provide company-owned cars to the NEOs for their use. Additionally, we pay for the insurance, maintenance and fuel for such vehicles. Executives reimburse our company for a portion of the expense associated with personal use of these vehicles. In addition, the value of personal mileage is charged to the NEO as imputed income. We also make the company-owned aircraft available to the CEO and senior executives for business travel. The aircraft is

Executive Compensation                                                      63

available to the CEO and the other NEOs for personal use at the expense of the NEO. On one occasion during 2011, Mr. Sansone used the aircraft for personal purposes and statutory costs were charged to him as imputed income. We do not provide other perquisites to the NEOs such as country club memberships or financial planning services.

The Compensation Committee reviews our policies and determines whether and to what extent perquisites should be continued.

CHANGE-IN-CONTROL PROTECTION AND POST TERMINATION AGREEMENTS

We do not have written employment agreements with executives. Instead, each of our NEOs has a change-in-control (CIC) severance agreement and equity award agreements that provide for severance payments and accelerated vesting or payment of equity-based incentive awards only if a CIC actually occurs. We provide such protections in order to minimize disruptions during a pending or anticipated CIC. For a detailed description of the change-in-control provisions, refer to "Payments upon Termination or Change-in-Control" on page [     ]. The CIC severance agreements effective for all NEOs except Mr. McPherson were initially executed in 2001 or 2002. The CIC protection agreement executed with Mr. McPherson during 2011 did not provide for tax gross-up benefits, did not include long-term incentives in determining severance amounts, and required a "double trigger" for payment of severance provisions.

In addition, Mr. McPherson is entitled to serve as a consultant pursuant to a springing consulting agreement in the event that Vulcan terminates his employment without cause or he terminates his employment for any reason. In the event that Mr. McPherson's employment is terminated under such circumstances, pursuant to the consulting agreement, Vulcan has agreed to retain him as a consultant for three years thereafter. Mr. McPherson would be expected to provide 400 hours of services annually for which he would be entitled to compensation at a rate of $43,300 per month. In connection with his services as a consultant, Mr. McPherson would be subject to covenants regarding the use of confidential information. Vulcan may terminate the consulting agreement for cause or if Mr. McPherson dies or becomes disabled.

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 RETIREMENT AND PENSION BENEFITS

Our company provides the following retirement and pension benefits to our NEOs:

BENEFIT	BACKGROUND

Retirement Plan	This pension plan is available to all salaried employees of our company hired prior to July 15, 2007.

Supplemental Plan
The Unfunded Supplemental Benefit Plan provides for benefits that are not permitted under the Retirement Income and the 401(k) Plans due to Internal Revenue Service pay and benefit limitations for qualified plans. This Plan is designed to provide retirement income benefits, as a percentage of pay, which are similar for all employees regardless of compensation levels. The Unfunded Supplemental Benefit Plan eliminates the effect of tax limitations on the payment of retirement benefits, except to the extent that it is an unfunded plan and a general obligation of our company.

Supplemental Executive Retirement Agreement (SERA)
Mr. James has a SERA. The SERA was adopted in 2001 to provide a retention incentive for Mr. James and to provide him with an opportunity to earn a full career retirement benefit. The effect of the SERA is to give Mr. James 1.2 years of service credit for every year he participates in the Retirement Income Plan and Unfunded Supplemental Benefit Plan. As of February 2011, no additional service years will be credited under the SERA.

401(k) and Profit Sharing Retirement Plan
This plan has two components; (1) an employee contribution feature with company matching, and (2) a profit-sharing feature (for employees hired after July 15, 2007 who are not eligible for the Retirement Plan).

A discussion of all retirement benefits provided to the NEOs is set forth under the heading "Retirement and Pension Benefits" on page [     ].

CONSIDERING RISK

Our compensation programs are balanced, focused, and give considerable weight to the long-term performance of our company. Under this structure, the highest amount of compensation can only be achieved through consistent superior performance over sustained periods of time. Goals and objectives reflect a balanced mix of quantitative and qualitative performance measures to avoid excessive weight on a single performance measure. Likewise, the elements of compensation are balanced among current cash payments and long-term equity-based incentive awards. The Compensation Committee retains the discretion to adjust compensation for quality of performance and adherence to our company's values.

Based on the foregoing features of our compensation programs, the Compensation Committee has concluded that risks arising from compensation policies and practices for employees of the company and its affiliates are not reasonably likely to have a material adverse effect on the company as a whole.

Executive Compensation                                                      65

 ACCOUNTING AND TAX CONSIDERATIONS

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M).    In administering the compensation program for executive officers, the Compensation Committee considers the applicability of Section 162(m) of the Internal Revenue Code, the consequences under financial accounting standards, the tax consequences in our analysis of total compensation and the mix of compensation elements, base, bonus and long-term incentives. Section 162(m) prohibits public companies from taking a tax deduction for compensation that is paid to any one of certain employees in excess of one million dollars, unless the compensation qualifies as performance-based compensation within the meaning of the Internal Revenue Code. Our CEO has elected to defer any base salary in excess of $1,000,000. To preserve the deductibility of compensation, we intend that bonus payments made according to the EIP and, grants of long-term incentives under our Omnibus Plan, are intended to qualify as "qualified performance-based compensation." The Compensation Committee has the discretion to design and implement compensation elements that may not be deductible under Section 162(m) if the Compensation Committee determines that, despite the tax consequences, those elements are in our company's best interest to adopt.

EXPENSING OF STOCK OPTIONS. WE CONSIDER THE TAX AND FINANCIAL ACCOUNTING IMPLICATIONS TO OUR COMPANY IN ALLOCATING AWARDS AMONG VARIOUS COMPENSATION VEHICLES AND SEEK TO PRESERVE THE TAX DEDUCTION FOR COMPENSATORY AWARDS. FOR EXAMPLE, WE DO NOT ISSUE INCENTIVE STOCK OPTIONS (ISOS), EVEN THOUGH ISOS PROVIDE POTENTIAL TAX ADVANTAGES TO THE RECIPIENT, BECAUSE OF THE NEGATIVE TAX AND ACCOUNTING CONSEQUENCES TO OUR COMPANY.

Executive Compensation                                                      66

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth, for the three most recently completed fiscal years, information concerning the compensation of our NEOs employed as of December 31, 2011.

Name and Principal Position	Year		Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	Change in Pension Value And Nonqualified Deferred Compensation Earnings(3) ($)	All Other Compensation(4) ($)	Total ($)

Donald M. James	2011		1,250,004	0	2,640,729	816,192	0	306,299	114,295	5,127,519
Chairman and	2010		1,250,004	0	1,305,806	1,460,460	0	3,889,276	167,346	8,072,892
Chief Executive Officer	2009		1,250,004	0	1,366,571	3,469,689	0	4,763,796	239,799	11,089,819
Daniel F. Sansone	2011		535,834	0	860,328	264,576	0	545,881	31,601	2,238,220
Executive Vice President	2010		512,504	0	263,420	303,660	0	548,007	33,445	1,661,036
and Chief Financial Officer	2009		500,004	0	284,378	713,563	0	660,490	40,715	2,199,150
Danny R. Shepherd	2011		519,334	0	820,498	253,334	0	546,110	32,681	2,171,957
Executive Vice President,	2010		413,338	0	243,250	281,970	0	297,065	30,490	1,266,113
Construction Materials	2009		400,008	0	263,347	661,089	0	499,332	36,297	1,860,073
John R. McPherson	2011	(5)	64,773	0	441,440	3,334,391	0	0	240	3,840,844
Senior Vice President, Strategy and Business Development
Robert A. Wason IV	2011		400,168	0	402,283	124,800	0	401,395	26,187	1,354,833
Senior Vice President,	2010		389,174	0	156,116	179,545	0	399,882	28,126	1,152,843
General Counsel	2009		377,504	0	168,250	436,746	0	500,026	33,693	1,516,219

(1)
Pursuant to the rules of the SEC, we have provided a grant date fair value for Stock Awards and Option Awards in accordance with the provisions of FASB ASC Topic 718. For Option Awards (including SOSARs), the fair value is estimated as of the date of grant using the Black-Scholes option pricing model, which requires the use of certain assumptions, including the risk-free interest rate, dividend yield, volatility and expected term. The risk-free interest rate is based on the yield at the date of grant of a U.S. Treasury security with a maturity period equal to or approximating the option's expected term. The dividend yield assumption is based on our historical dividend payouts adjusted for current expectations of future dividend payouts. The volatility assumption is based on the historical volatility, and expectations regarding future volatility, of our common stock over a period equal to the option's expected term. The expected term of options granted is based on historical experience and expectations about future exercises and represents the period of time that options granted are expected to be outstanding. For Performance Share Awards, the fair value is estimated on the date of grant using a Monte Carlo simulation model. For the highest performance level the maximum number of shares payable and the estimated grant date value are 132,000 shares ($5,281,458) for Mr. James; 43,200 shares ($1,720,656) for Mr. Sansone; 41,200 shares ($1,640,996) for Mr. Shepherd; 31,000 shares ($882,880) for Mr. McPherson; and 20,000 shares ($804,566) for Mr. Wason. We do not believe that the fair values estimated on the grant date, either by the Black-Scholes model or any other model, are necessarily indicative of the values that might eventually be realized by an executive.

(2)
No payments pursuant to the Executive Incentive Plan (EIP) were made in 2011, 2010 or 2009 for the previous year's performance. See discussion of the EIP under heading "Compensation Discussion and Analysis" above.

(3)
Includes only the amount of change in pension value because our company does not provide any above market earnings on deferred compensation balances. The year over year change in pension value was attributable to three primary factors which were: (1) aging (one year closer to retirement), (2) increase in the accrued benefit (service accrual) and (3) change in actuarial assumptions (change in interest rate from 4.55% to 4.15% and mortality table with generational improvement).

Name	Aging (one year closer to retirement) ($)		Increase in Accrued Benefit ($)	Change in Assumptions ($)	Total Change ($)

Don James	(553,044)	(a)	312,483	546,860	306,299
Dan Sansone	204,540		195,211	146,130	545,881
Danny Shepherd	166,491		265,999	113,620	546,110
John McPherson	0		0	0	n/a
Bob Wason	155,605		142,530	103,260	401,395

  (a)
  The reduction in the present value of pension occurs because Mr. James is beyond the earliest unreduced retirement age (age 62), therefore the value of the benefit goes down for each year that he delays retirement.
(4)
Includes qualified defined contribution plans contributions, company-paid life insurance premiums, deferred stock unit dividend equivalents granted in 2011 and personal use of company automobile, as set forth in the following table. Mr. Sansone used the company aircraft once for personal use in 2011.

Executive Compensation 67

FOOTNOTE 4 BREAKOUT DETAIL OF ALL OTHER COMPENSATION

Name	Non-Qualified SERP Contributions ($)	Qualified 401(k) Contributions ($)	Company Paid Life Insurance Premiums ($)	DSU Dividend Equivalents ($)	Personal Use of Company Automobile ($)	Personal Use of Company Aircraft ($)	Total ($)

Don James	44,220	10,780	1,440	52,560	5,295	0	114,295
Dan Sansone	12,703	10,780	1,440	5,439	166	1,073	31,601
Danny Shepherd	11,647	10,780	1,440	5,830	2,984	0	32,681
John McPherson	0	0	240	0	0	0	240
Bob Wason	6,783	10,780	1,440	4,699	2,485	0	26,187

(5)
Mr. McPherson was hired effective November 9, 2011

The following table sets forth the grants of plan-based awards in 2011 to our NEOs:

GRANTS OF PLAN-BASED AWARDS

								All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards (# of shares)					Exercise or Base Price of Option Awards(1) ($/Sh)	Grant Date Fair Value of Stock and Option Awards(2) ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Don James	3/1/2011	0	1,250,000	5,000,000	0	66,300	132,600	0	65,400	43.63	3,456,921
Dan Sansone	3/1/2011	0	405,000	1,620,000	0	21,600	43,200	0	21,200	43.63	1,124,904
Danny Shepherd	3/1/2011	0	405,000	1,620,000	0	20,600	41,200	0	20,300	43.63	1,073,842
John McPherson	11/9/2011	0	270,000	1,080,000	0	15,500	31,000	0	370,900	29.05	3,775,831
Bob Wason	3/1/2011	0	241,200	965,000	0	10,100	20,200	0	10,000	43.63	527,083

(1)
Exercise price was determined using the closing price of our common stock on the grant date as required under the Omnibus Plan

(2)
Amount represents the grant date fair values for the SOSARs and PSUs calculated in accordance with FASB ASC Topic 718. The grant date fair values of $12.48 for the SOSARs granted on 3/1/2011 and $8.99 for the SOSARs granted on 11/9/2011 were calculated using a Black-Scholes pricing model. The assumptions used to determine the value of the options granted on 3/1/2011 include: an expected volatility of 30.31% (derived using the daily closing stock prices over a period consistent with the expected term, excluding past years of extremely high volatility that are not representative of management's expectation of future volatility), a dividend yield of 2.37%, an interest rate of 3.01% (the rate of the U.S. constant maturity rates, as published on the federal reserve.gov site, for a period approximating the expected term) and an expected time of exercise of seven and three-quarter years from grant date. The assumptions used to determine the value of the options granted on 11/9/2011 include: an expected volatility of 32.54% (derived using the daily closing stock prices over a period consistent with the expected term, excluding past years of extremely high volatility that are not representative of management's expectation of future volatility), a dividend yield of 1.63%, an interest rate of 1.70% (the rate of the U.S. constant maturity rates, as published on the federal reserve.gov site, for a period approximating the expected term) and an expected time of exercise of seven and three-quarter years from grant date. The grant date fair values of $39.83 for the PSUs granted on 3/1/2011 and $28.48 for the PSUs granted on 11/9/2011 were calculated using a Monte Carlo simulation model. Fair value was calculated on the standard grant.

Executive Compensation 68

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Certain information concerning unexercised options, stock awards that have not vested and equity incentive plan awards for each of the NEOs outstanding as of December 31, 2011 is set forth in the table below:

	OPTION AWARDS							STOCK AWARDS

Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) (Exercisable)		Number of Securities Underlying Unexercised Options (#) (Unexerciseable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(12) (#)		Market Value of Shares or Units of Stock That Have Not Vested(13) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(14) (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(13) ($)

Don James	2/7/2002	200,000		0		45.9500	2/7/2012	7,474	(6)	294,102
	2/13/2003	145,000		0		31.4650	2/13/2013	20,818	(7)	819,188
	2/12/2004	130,000		0		46.7600	2/12/2014
	2/10/2005	146,000		0		57.0950	2/10/2015
	12/8/2005	118,000		0		68.6300	12/8/2015
	1/24/2006	169,800		0		69.3100	1/24/2016
	2/8/2007	111,250		0		109.200	2/8/2017
	2/7/2008	75,000		0		70.6900	2/7/2018
	2/12/2009	156,926	(1)	78,464		47.4700	2/12/2019				0	(9)	0
	2/11/2010	40,399	(2)	80,801		43.0500	2/11/2020				64,740	(10)	2,547,519
	3/1/2011	0	(3)	65,400		43.6300	3/1/2021				132,600	(11)	5,217,810
Dan Sansone	2/7/2002	19,000		0		45.9500	2/7/2012	744	(6)	29,276
	2/13/2003	15,000		0		31.4650	2/13/2013	2,229	(7)	87,711
	2/12/2004	12,000		0		46.7600	2/12/2014
	2/10/2005	14,000		0		57.0950	2/10/2015
	5/13/2005	12,000		0		54.8350	5/13/2015
	12/8/2005	51,000		0		68.6300	12/8/2015
	2/8/2007	22,040		0		109.200	2/8/2017
	2/7/2008	15,590		0		70.6900	2/7/2018
	2/12/2009	32,273	(1)	16,137		47.4700	2/12/2019				0	(9)	0
	2/11/2010	8,399	(2)	16,801		43.0500	2/11/2020				13,060	(10)	513,911
	3/1/2011	0	(3)	21,200		43.6300	3/1/2021				43,200	(11)	1,699,920

Danny Shepherd	5/1/2002	3,000		0		46.2750	5/1/2012
	2/13/2003	2,200		0		31.4650	2/13/2013	1,744	(7)	68,626
	2/12/2004	10,000		0		46.7600	2/12/2014	2,561	(8)	100,775
	2/10/2005	11,000		0		57.0950	2/10/2015
	12/8/2005	22,000		0		68.6300	12/8/2015
	2/8/2007	19,560		0		109.200	2/8/2017
	2/7/2008	14,450		0		70.6900	2/7/2018
	2/12/2009	29,899	(1)	14,951		47.4700	2/12/2019				0	(9)	0
	2/11/2010	7,799	(2)	15,601		43.0500	2/11/2020				12,060	(10)	474,561
	3/1/2011	0	(3)	20,300		43.6300	3/1/2021				41,200	(11)	1,621,220
John McPherson	11/9/2011	142,240	(4)	213,360		29.0500	11/9/2021				31,000	(11)	1,219,850
	11/9/2011	0	(5)	15,300		29.0500	11/9/2021

Bob Wason	2/7/2002	16,000		0		45.9500	2/7/2012	744	(6)	29,276
	2/13/2003	11,000		0		31.4650	2/13/2013	1,744	(7)	68,626
	2/12/2004	10,000		0		46.7600	2/12/2014
	2/10/2005	11,000		0		57.0950	2/10/2015
	12/8/2005	22,000		0		68.6300	12/8/2015
	2/8/2007	11,380		0		109.200	2/8/2017
	2/7/2008	7,760		0		70.6900	2/7/2018
	2/12/2009	19,753	(1)	9,877		47.4700	2/12/2019				0	(9)	0
	2/11/2010	4,966	(2)	9,934		43.0500	2/11/2020				7,740	(10)	304,569
	3/1/2011	0	(3)	10,000		43.6300	3/1/2021				20,200	(11)	794,870

Options in footnotes 1 and 2 vest at a rate of 33 1/3% per year in years 1 – 3.

(1)
Options with vesting dates of 2/12/10, 2/12/11, and 2/12/12.

(2)
Options with vesting dates of 2/11/11, 2/11/12, and 2/11/13.

Options in footnote 3 and 5 vest at a rate of 25% per year in years 1 – 4.

(3)
Options with vesting dates 3/1/12, 3/1/13, 3/1/14, and 3/1/15.

(4)
Options vest 40% on 12/31/2011 with the remainder vesting 1/35th per month beginning on 1/9/2012. The final vesting date is 11/9/2014.

(5)
Options vesting dates 11/9/12, 11/9/13, 11/9/14, and 11/9/15.

DSUs in footnotes 6 through 8 vest at the rate of 20% on each annual vesting date beginning on the sixth anniversary of the date of grant.

(6)
DSUs with vesting dates of 3/1/08, 3/1/09, 3/1/10, 3/1/11, and 3/1/12.

(7)
DSUs with vesting dates of 3/1/09, 3/1/10, 3/1/11, 3/1/12, and 3/1/13.

(8)
DSUs with vesting dates of 3/1/10, 3/1/11, 3/1/12, 3/1/13, and 3/1/14.

Executive Compensation                                                      69

PSUs in footnotes 9 – 10 cliff vest 100% after a three-year performance period.

(9)
PSUs with vesting date of 12/31/11.

(10)
PSUs with vesting date of 12/31/12.

PSUs in footnotes 11 cliff vest 100% after a four-year performance period.

(11)
PSUs with vesting date of 12/31/14.

(12)
DSUs include dividend equivalents through 12/31/11.

(13)
Based on closing price of our common stock on the New York Stock Exchange on December 30, 2011, $39.35.

(14)
Vested PSUs adjusted for company performance through 12/31/2011. Unvested PSUs adjusted to maximum allowed under the agreements.

DEFERRED COMPENSATION PLAN

Our Executive Deferred Compensation Plan was established in 1998 to allow executives to defer a portion of their current year's compensation in a tax-efficient manner. We believe that providing a tax deferral plan gives our executives flexibility in tax and financial planning and provides an additional benefit at little cost to our shareholders. Our company does not make any contributions to the plan on behalf of the participants. Because our company purchases assets that mirror, to the extent possible, participants' deemed investment elections under the plan, the only costs to our company related to the plan are administrative costs and any contributions that may be necessary to true-up account balances with deemed investment results. The plan allows executives with annual compensation (base salary and average annual short-term bonus) of $200,000 or more to defer receipt of up to 50% of base salary, up to 100% of annual cash bonus and, beginning in 2007, up to 100% (net of FICA and any applicable local taxes) of long-term incentive awards, which are not excluded from deferral eligibility by the Internal Revenue Code (or regulations thereunder), until a date selected by the participant. The amounts deferred are deemed invested as designated by participants in our company's common stock (a "phantom stock" account) or in dollar-denominated accounts that mirror the gains or losses of the various investment options available under our company's 401(k) plan. The plan does not offer any guaranteed return to participants.

The plan is funded by a "rabbi trust" arrangement owned by our company, which holds assets that correspond to the deemed investments of the plan participants. Participants have an unsecured contractual commitment from our company for payment when the amounts accrue. Upon the death or disability of a participant or upon a change in control of our company, all deferred amounts and all earnings related thereto will be paid to the participant or participant's beneficiaries in a single lump sum cash payment.

Effective for deferrals made after January 1, 2007, the plan permits executives to defer payouts of PSUs and DSUs into the plan, which would, absent such deferral, be distributed to the executives. The PSU and DSU deferrals, other than described below, will be credited to the plan participant accounts in the form of phantom stock and an equal number of shares of our common stock will be deposited by our company into the rabbi trust. The only exceptions are the PSU distributions that were paid in 2007, which were distributed one-half in cash and one-half in stock, and accordingly, deferrals were proportionately allocated between the cash account and the stock account. Deferrals of long-term incentive compensation payments are invested in phantom stock of our company and may not be reallocated to an alternative investment option while in the plan.

Executive Compensation                                                      70

The following table shows the contributions, earnings, distributions and year-end account values for the NEOs under the plan.

NONQUALIFIED DEFERRED COMPENSATION PLAN

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End(1) ($)

Don James	1,394,850	0	(884,355)	0	9,870,912
Dan Sansone	174,111	0	(129,128)	(243,140)	2,059,019
Danny Shepherd	75,589	0	(74,219)	0	623,384
John McPherson	0	0	0	0	0
Bob Wason	104,337	0	(25,062)	(879,211)	1,037,366

(1)
Includes both the executive contributions and the earnings on those contributions. Cash-based salary and cash annual bonus amounts contributed by the executives are included in the amounts reported in the Summary Compensation Table in the year of deferral. PSU and DSU deferrals are included as compensation in the year of the grant. Above-market earnings are not reported as our company does not provide for such earnings on deferred compensation.

 OPTION EXERCISES AND STOCK VESTED

Certain information concerning each exercise of stock options and each vesting of stock during the fiscal year ended December 31, 2011, for each of the NEOs on an aggregate basis is set forth in the table below.

	OPTION AWARDS		STOCK AWARDS

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting(2) (#)	Value Realized on Vesting(3) ($)

Don James	15,079	3,112	33,703	1,570,524
Dan Sansone	0	0	4,300	191,386
Danny Shepherd	0	0	3,269	145,306
John McPherson	0	0	0	0
Bob Wason	0	0	3,219	143,565

(1)
Calculated by multiplying the difference between the fair market value of our common stock on the date of exercise and the option exercise price by the number of options exercised.

(2)
Represents the payment of Deferred Stock Units (DSUs) and the Performance Share Units (PSUs). Both DSUs and PSUs were paid 100% in stock.

(3)
Calculated by multiplying the number of units vested by the high/low average price of our common stock on the vesting date for DSUs and by the closing price of our common stock for PSUs.

 RETIREMENT AND PENSION BENEFITS

Generally most full-time salaried employees of our company that were hired prior to July 15, 2007, including all of the NEOs except Mr. McPherson, participate in our company's funded, and as appropriate, unfunded pension plans. Retirement benefits become payable as early as the date on which participants both attain age 55 and complete one year of service.

Executive Compensation                                                      71

The following table provides for each named executive the number of years of credited service and the present value of accumulated benefits as of December 31, 2011 under each plan in which the executive participates. The narrative that follows this table provides a description of the material features of each plan.

PENSION BENEFITS

Name	Plan Name	Number of Years of Credited Service (#)		Present Value of Accumulated Benefit(1) ($)	Payments During Last Fiscal Year ($)

Don James	Retirement Income Plan	19		986,379	0
	Supplemental Benefit Plan	18 2/12		12,941,551	0
	Supp. Executive Retirement Agreement	21 10/12	(2)	16,501,092	0
Dan Sansone	Retirement Income Plan	23 10/12		1,065,257	0
	Supplemental Benefit Plan	23 10/12		3,302,086	0
Danny Shepherd	Retirement Income Plan	28 8/12		1,314,313	0
	Supplemental Benefit Plan	28 8/12		2,155,873	0
John McPherson	Retirement Income Plan	n/a		n/a	0
	Supplemental Benefit Plan	n/a		n/a	0
Bob Wason	Retirement Income Plan	23 9/12		1,107,431	0
	Supplemental Benefit Plan	23 9/12		2,062,046	0

(1)
The present value of accumulated benefits are based on benefits payable at age 62, the earliest age under the plans at which benefits are not reduced, or current age if the participant is older than age 62. The following FASB ASC Topic 715 "Compensation – Retirement Benefits" (formerly SFAS No. 87), assumptions as of 12/31/2011 were used to determine the present values:

(i)
discount rate of 4.15%;

(ii)
mortality based on the RP-2000 Combined Healthy Mortality Table with generational improvement;;

(iii)
present values for lump sums are based on projected segmented interest rates and the prescribed 2012 IRS Mortality Table;

(iv)
Supplemental Executive Retirement Agreement and Supplemental Benefit Plan benefits assumed to be paid as a 10 Year Term Certain Annuity; and

(v)
for the Retirement Income Plan, 40% of the 12/31/2000 benefit assumed to be paid as a lump sum, with the remainder of the accrued benefit assumed to be paid as a single life annuity.

(2)
This represents additional years of service credited to Mr. James under the SERA. The total value of this SERA is represented in the column "Present Value of Accumulated Benefit."

 RETIREMENT INCOME PLAN

The Retirement Income Plan for Salaried Employees (Retirement Plan), provides benefits under a funded noncontributory defined benefit plan and covers most salaried employees, including all executive officers, hired prior to July 15, 2007. Employees hired after July 15, 2007 are covered under a 401(k) Plan that includes company matching of employee contributions and an annual discretionary profit-sharing contribution to all eligible participants. In order to attract and retain high quality employees, we believe it is necessary for our company to provide an attractive employee benefits package that includes a competitive retirement program.

The normal retirement date is defined in the Retirement Plan as the first day of the calendar month immediately following a participant's 65th birthday; however, service continues to accrue under the Retirement Plan if the participant works beyond age 65 (subject to a maximum service cap of 40 years). The amount of benefit is based on earnings, service and the age at which a participant commences receiving a benefit. Eligible earnings under the Retirement Plan, or "Final Average Earnings," is the average of a participant's highest 36 consecutive months of

Executive Compensation                                                      72

earnings and includes base monthly salary and any awards under the EIP, as reflected in the "Salary" and "Non-equity Incentive Plan Compensation" columns of the Summary Compensation Table. Under Section 415 of the Internal Revenue Code, the maximum annual benefit allowable under the Plan for an employee retiring at age 65 in 2011 is $195,000, an amount which may change in subsequent years as determined by the Internal Revenue Service. In addition, Section 401 of the Internal Revenue Code limits the amount of a participant's compensation that may be taken into account under the Plan to $245,000, an amount that is also subject to change by the Internal Revenue Service.

The Retirement Plan formula provides a monthly benefit equal to 0.9% of final average earnings per year of service accrued prior to age 45, plus 1.2% of final average earnings per year of service accrued after age 44, plus .5% of Final Average Earnings in excess of 50% of the Social Security Wage Base applied to all years of service. A vested participant may commence receiving early retirement benefits under the Retirement Plan as early as age 55. The amount of early retirement reduction depends on the age of a participant when active employment ceases. If active employment ceases after age 55 and retirement income commences at age 62, or later, the monthly benefit is not reduced. However, if the benefit commences prior to age 62, the monthly benefit is reduced at a rate of 7% per year for commencement between ages 55 and 62. If active employment ceases prior to age 55, the monthly benefit is actuarially reduced for commencement between ages 55 and 65.

A participant must have either five years of vested service (as defined in the Retirement Plan) or be at least age 55 with one year of service, to be vested and eligible for a benefit. The normal form of retirement benefit under the Retirement Plan for an unmarried participant is a single life annuity, which is a monthly payment for life. The normal form of retirement benefit under the Retirement Plan for a married participant is a 75% joint and survivor annuity, which is a monthly payment for the life of the participant, and thereafter 75% of that amount to the surviving spouse payable for his or her lifetime. The Retirement Plan also permits the participant to elect, with spousal consent, other annuity options and a lump sum payment for benefits accrued prior to 2001. The optional forms of payment are subject to actuarial adjustment.

UNFUNDED SUPPLEMENTAL BENEFIT PLAN

The Unfunded Supplemental Benefit Plan for Salaried Employees (Supplemental Plan), enables our company to pay any person whose pension under the Retirement Plan has been reduced as a result of the limitations imposed by Sections 401 and 415 of the Internal Revenue Code, an amount equal to the difference between the amount the person would have received under the Retirement Plan had there been no limitations and the amount the person will receive under the Retirement Plan after giving effect to the limitations.

The Supplemental Plan is unfunded and amounts payable to the employees covered thereby are considered to be general obligations of our company; however, the Supplemental Plan contains provisions that allow for the funding of a rabbi trust to improve the security of the benefit, to some extent, upon the occurrence of a CIC event (as defined in the Supplemental Plan).

The determination of the benefit amount and the payment options under the Supplemental Plan are the same as the Retirement Plan, except as follows. Effective January 1, 2007, the Supplemental Plan was amended to allow existing participants to make an election to receive supplemental pension benefits in the form of installment payments over a period of 10 years, thereby accelerating payout somewhat and minimizing to some extent the risk of future non-payment. The installment payments are actuarially equivalent to the various annuity options available under the Retirement Plan. New participants in the Supplemental Benefit Plan on or after January 1, 2007 automatically will receive their supplemental pension benefits in the form of installment payments over a period of 10 years and have no other payment options.

SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

Mr. James is entitled to benefits under a Supplemental Executive Retirement Agreement (SERA), that provides for additional retirement benefits based on the formula in the Retirement Plan using his actual years of service multiplied by 1.2. The maximum benefit service provided by the combination of the SERA, the Retirement Plan and the

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Supplemental Plan is 40 years. The SERA is an unfunded, noncontributory defined benefit plan and also is considered to be a general obligation of the company.

The SERA was established in 2001 as an additional retention incentive for the CEO. This program supplements the monthly retirement benefits Mr. James could receive under the Retirement Plan and the Supplemental Plan, as Mr. James was hired by our company later in his career and would not have otherwise been able to accrue the normal retirement benefit provided under those programs. Mr. James ceased accruing benefits under this Plan in 2011.

ELIGIBILITY FOR EARLY RETIREMENT

The following NEOs are currently eligible for early retirement under the following plans. Eligible under the Retirement Plan and the Supplemental Plan are Don James (age 63), Dan Sansone (age 59), Danny Shepherd (age 60) and Bob Wason (age 60). Mr. James also is eligible for early retirement under the SERA.

PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

This section describes and estimates payments that could be made to the NEOs under different termination and change-in-control (CIC) events. The estimated payments would be made under the terms of our company's compensation and benefits programs or the CIC severance agreements with each of the NEOs. The amount of potential payments is calculated as if the different events occurred as of December 31, 2011 and assumes that the price of our company's common stock is the closing market price as of December 31, 2011.

DESCRIPTION OF TERMINATION AND CHANGE-IN-CONTROL EVENTS

The following charts list different types of termination and CIC events that can affect the treatment of payments under our company's compensation and benefit programs. These events also affect payments to the NEOs under their CIC agreements. Except for Messrs. James, Sansone and Wason, no payments are made under the CIC agreements unless, within two years of the CIC, the officer is involuntarily terminated or he voluntarily terminates for good reason (as described below). The agreements with Messrs. James, Sansone and Wason provide for a 30-day window immediately following the first anniversary of the CIC during which they may elect to terminate their employment and receive the benefits provided under the CIC agreement.

TERMINATION EVENTS

  •
  Retirement or Retirement Eligible — Termination of a NEO who is at least 55 years old and has at least one year of credited service.

  •
  Involuntary Termination without Cause — Termination by our company of a NEO who is not retirement eligible.

  •
  Resignation — Voluntary termination by a NEO who is not retirement eligible.

  •
  Death or Disability — Termination of a NEO due to death or disability.

  •
  Involuntary Termination for Cause — Termination of a NEO for cause. Cause includes individual performance below minimum performance standards and misconduct.

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The following chart describes the treatment of different pay and benefit elements in connection with the non-CIC termination events shown.

TERMINATION PAY AND BENEFITS PROGRAMS

PROGRAM	RETIREMENT/ RETIREMENT ELIGIBLE	INVOLUNTARY TERMINATION NOT FOR CAUSE	RESIGNATION	DEATH OR DISABILITY	INVOLUNTARY TERMINATION FOR CAUSE

Pension: • Retirement Plan • Supplemental Plan • SERA	Participant may commence benefit payment	Participant is considered Terminated Vested	Participant is considered Terminated Vested	Spouse may commence survivor benefit on or after the date that the Participant would have attained age 55	Participant may commence benefit payment or will be Terminated Vested depending on age

Executive Deferred Compensation	Payment commences the year after retirement in the form elected	Payout made the year following the year of termination in a lump sum	Payout made the year following the year of termination in a lump sum	Payment commences the year after death or disability in the form elected	Payout made the year following the year of termination in a lump sum

EIP	Eligible to receive full payment	Eligible to receive full payment	Eligible to receive full payment	Eligible to receive full payment	No payment

Stock Options / SOSARs	Full term to exercise vested options; if 62 or older, non-vested options continue to vest; noncompetition agreement may be required for exercising vested options	Non-vested options forfeited; 30 days to exercise vested options	Non-vested options forfeited; 30 days to exercise vested options	Vesting accelerated. Under death, estate has one year to exercise. Under disability, have full remaining term to exercise.	Forfeit all, vested and non-vested

DSUs	If age 62 or older, vesting is accelerated; otherwise forfeit non-vested DSUs	Non-vested are forfeited	Non-vested are forfeited	Vesting is accelerated on a pro-rata basis	Non-vested are forfeited

PSUs	Vesting is accelerated	Non-vested are forfeited	Non-vested are forfeited	Vesting is accelerated	Forfeit all, vested and non-vested

401(k) and Profit Sharing Retirement Plan	May take payment or defer until age 70 1/2	May take payment or defer until age 70 1/2	May take payment or defer until age 70 1/2	Account distributed by March 1 of the following year	May take payment or defer until age 70 1/2

Supplemental Plan (Defined Contribution)	May take payment or defer until age 70 1/2	May take payment or defer until age 70 1/2	May take payment or defer until age 70 1/2	Account distributed by March 1 of the following year	May take payment or defer until age 70 1/2

Severance Benefits	None	None	None	None	None

Health Benefits	May continue to age 65 if age + service equals at least 70	Coverage ceases; eligible for coverage extension under COBRA	Coverage ceases; eligible for coverage extension under COBRA	Under age 55, 3 months spousal extension, then COBRA; over age 55, same as retiree	Under age 55, same as resignation; over age 55, same as retiree

CIC-RELATED EVENTS

•
A CIC occurs under our certain of our company's compensation plans upon:

(i)
acquisition by any person or group of more than 50% of the total fair market value or voting power of our common stock. A transfer or issuance of our stock is counted only if the stock remains outstanding after the transaction. An increase in stock ownership as a result of the company's acquisition of its own stock in exchange for property is counted for purposes of the change in ownership standard; or

Executive Compensation 75

  (ii)
  (a) acquisition by a person or group during a 12-month period of stock possessing 30% of the total voting power of our stock, or

  (b) replacement of a majority of our Board of Directors during any 12-month period by directors not endorsed by a majority of the members of our Board prior to the date of the appointment or election; or

  (iii)
  acquisition by a person or group during a 12-month period of assets from our company having a total gross fair market value of 40% of the total gross fair market value of our assets immediately prior to such acquisition. An exception exists for a transfer of our assets to a shareholder controlled entity, including transfer to a person owning 50% or more of the total value or voting power of our shares.

•
For purposes of our CIC agreements and certain of our other compensation plans, a CIC is defined as: (a) the acquisition by a person or group of 20% or more of the then outstanding common stock or voting securities of our company; or (b) a change in the majority of members of the Board of Directors; or (c) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of our company's assets unless our company's shareholders before such business combination or sale own more than 60% of the outstanding common stock following the business combination or sale.

•
Involuntary CIC Termination or Voluntary CIC Termination for Good Reason — Employment is terminated within two years of a CIC, other than for cause, or the employee voluntarily terminates for Good Reason.

"Good reason" would generally be considered to have occurred if there were a reduction certain types of compensation, a relocation under certain circumstances or a diminution in duties and responsibilities.

The following table describes treatment of payments under pay and benefit programs upon a CIC, and upon a termination (voluntary or involuntary) upon a CIC.

CHANGE IN CONTROL (CIC) PAY AND BENEFITS PROGRAMS

PLAN OR PROGRAM	CIC	CIC WITH TERMINATION (OTHER THAN CAUSE)

Pension: • Retirement Plan • Supplemental Plan • SERA	No payment to NEOs solely upon the CIC	Service ceases except to the extent that additional service is provided under the terms of the CIC agreements

Executive Deferred Compensation Plan	Accelerate all deferred amounts and pay lump sum within 10 business days	Accelerate all deferred amounts and pay lump sum within 10 business days

EIP	The amount paid will be equal to the greater of (A) the average bonus during the three preceding years, (B) the target bonus, or (C) the bonus determined under the Plan for the year in which the CIC occurs	The amount paid will be equal to the greater of (A) the average bonus during the three preceding years, (B) the target bonus, or (C) the bonus determined under the Plan for the year in which the CIC occurs

Stock Options / SOSARs	Immediately deemed fully vested and exercisable; remaining term to exercise	Immediately deemed fully vested and exercisable; remaining term to exercise

DSUs	All immediately deemed non-forfeitable; pay on 90th day following the CIC	All immediately deemed non-forfeitable; pay on 90th day following the CIC

PSUs	Vesting is accelerated; pay within 2 1/2 months after end of the year in which the CIC occurs	Vesting is accelerated; pay within 2 1/2 months after end of the year in which the CIC occurs

401(k) and Profit Sharing Retirement Plan	No payment to the NEOs solely upon the CIC	Service ceases except to the extent that additional service is provided under the terms of the CIC Agreements. Participant is entitled to distribution

Executive Compensation 76

PLAN OR PROGRAM	CIC	CIC WITH TERMINATION (OTHER THAN CAUSE)

Supplemental Plan (Defined Contribution)	No payment to the NEOs solely upon the CIC	Participant entitled to distribution Severance Payment

Severance Benefits	No payment to the NEOs solely upon the CIC	For all NEOs except Mr. McPherson, payment is 3 times the NEO's annual base salary, short-term bonus and LTI amount
Severance payment for Mr. McPherson, payment is 3 times his annual base salary and short-term bonus
Pro-rata bonus based on the greatest of (A) the annual bonus payable to the NEO in the year of termination, (B) the average annual bonuses paid to the NEO in the three years preceding the date of termination, and (C) the target annual bonus that would have been payable to the NEO in the year in which the change in CIC

Health Benefits	No payment to the NEOs solely upon the CIC	3 year coverage extension provided under the terms of the CIC agreements

POTENTIAL PAYMENTS

This section describes and estimates payments that would have become payable to the NEOs upon a termination or change-in-control as of December 31, 2011.

PENSION BENEFITS

The monthly amounts that would have become payable to our NEOs if the termination event occurred as of December 31, 2011 under the Retirement Plan, the Supplemental Plan, and the SERA are itemized in the chart set forth below. The amounts shown in the chart are monthly benefit amounts (other than with respect to the accrued benefits payable upon a CIC, which would be paid in a lump sum) whereas the pension values shown in the Summary Compensation and Pension Benefits Tables are present values of all the monthly values anticipated to be paid over the lifetimes of our NEOs and their spouses in the event of their death while actively employed. These plans are described in the notes following the Pension Benefits Table. All the NEOs were retirement eligible on December 31, 2011, except that Mr. McPherson is not eligible to participate in the Retirement Plan. The benefits were determined using the same assumptions used to compute benefit values in the Pension Benefit Table with three exceptions. First, the benefit payments were assumed to commence as soon as possible following December 31, 2011, instead of at normal retirement. Second, approximate early retirement reductions were applied. Finally, the benefits were not adjusted to reflect optional forms of payment. All benefits are the amounts that would be paid monthly over the NEOs life, except for the value of CIC enhanced benefits which would be paid in a lump sum.

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 PENSION BENEFITS TABLE

Name		Retirement (Monthly Payments) ($)	Resignation or Involuntary Retirement (monthly payments) ($)	Death (monthly payments to a spouse) ($)	CIC (Value of Enhanced Benefits)(1) ($)

Don James	Retirement Plan	6,106	Same as Retirement	3,969	0
	Supplemental Plan	97,640	Same as Retirement	63,466	0
	SERA	124,495	Same as Retirement	80,922	0
	Defined Contribution	0	None	0	165,000
Dan Sansone	Retirement Plan	5,827	Same as Retirement	3,788	0
	Supplemental Plan	22,073	Same as Retirement	14,348	1,818,545
	Defined Contribution	0	None	0	70,449
Danny Shepherd	Retirement Plan	7,455	Same as Retirement	4,846	0
	Supplemental Plan	14,979	Same as Retirement	9,737	975,357
	Defined Contribution	0	None	0	67,281
John McPherson	Retirement Plan	n/a	n/a(2)	n/a	n/a
	Supplemental Plan	n/a	n/a(2)	n/a	n/a
	Defined Contribution	0	None	0	99,900
Bob Wason	Retirement Plan	6,271	Same as Retirement	4,076	0
	Supplemental Plan	14,281	Same as Retirement	9,282	1,003,663
	Defined Contribution	0	None	0	52,689

(1)
Value of retirement and defined contribution enhancements is payable in a lump sum in the event of a CIC. In accordance with CIC agreements, lump-sum values for the Supplemental Plan pension benefits are based upon credit as if the employee worked for three additional years and received the compensation required to be paid under the CIC agreement for each NEO, except for Mr. James, who would receive no additional pension service as he has accrued the maximum service under the pension plans. Pension values reflected above are valued in accordance with the footnotes to the Retirement and Pension Benefits Table. The defined contribution amounts represent three years of company matching contributions for each executive.

(2)
Participation in the Retirement Plan was frozen in 2007. Therefore, Mr. McPherson is not eligible to participate in that Plan.

 LONG-TERM INCENTIVES

DEFERRED STOCK UNITS (DSUs)

The chart below shows the number of DSUs for which vesting would be accelerated under certain events.

	RETIREMENT		CIC (WITH OR WITHOUT TERMINATION)

Name	Number of Deferred Stock Units with Accelerated Vesting	Total Number of Deferred Stock Units Following Accelerated Vesting	Number of Deferred Stock Units with Accelerated Vesting	Total Number of Deferred Stock Units Following Accelerated Vesting

Don James	28,292	28,292	28,292	28,292
Dan Sansone	0	0	2,973	2,973
Danny Shepherd	0	0	4,305	4,305
John McPherson	0	0	0	0
Bob Wason	0	0	2,488	2,488

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PERFORMANCE SHARE UNITS (PSUs)

The chart below shows the number of PSUs for which vesting would be accelerated under certain events. Unvested PSUs were adjusted to the maximum allowed under the agreements because the performance was unknown at December 31, 2011.

	RETIREMENT		CIC (WITH OR WITHOUT TERMINATION)

Name	Number of Performance Share Units with Accelerated Vesting	Total Number of Performance Share Units Following Accelerated Vesting	Number of Performance Share Units with Accelerated Vesting	Total Number of Performance Share Units Following Accelerated Vesting

Don James	197,340	197,340	197,340	197,340
Dan Sansone	23,107	23,107	56,260	56,260
Danny Shepherd	21,773	21,773	53,260	53,260
John McPherson	0	0	31,000	31,000
Bob Wason	11,893	11,893	27,940	27,940

STOCK OPTIONS AND SOSARs

Stock options and SOSARs would be treated as described in the termination and CIC charts above. The chart below shows the number of stock options for which vesting would be accelerated under certain events.

	RETIREMENT		CIC (WITH OR WITHOUT TERMINATION)

Name	Number of Options with Accelerated Vesting	Total Number of Options Following Accelerated Vesting	Number of Options with Accelerated Vesting	Total Number of Options Following Accelerated Vesting

Don James	224,665	1,517,040	224,665	1,517,040
Dan Sansone	32,638	233,940	54,138	255,440
Danny Shepherd	30,427	150,335	50,852	170,760
John McPherson	0	142,240	228,660	370,900
Bob Wason	19,000	132,859	29,811	143,670

EXECUTIVE DEFERRED COMPENSATION PLAN

The aggregate balances reported in the Nonqualified Deferred Compensation Plan Table would be payable to the NEOs as described in the termination events and CIC-Related Events chart above. There is no enhancement or acceleration of payments under these plans associated with termination or CIC events, other than the lump sum payment opportunity described in the above charts. The lump sums that would be payable are those that are reported in the Nonqualified Deferred Compensation Plan Table.

HEALTH BENEFITS

Because Messrs. James, Sansone, Shepherd and Wason are eligible for early retirement and health care benefits are provided to early retirees, there is no incremental payment associated with the termination or CIC events. Mr. McPherson is not eligible for early retirement. Therefore, his incremental costs for health benefits would approximate $64,169.

SEVERANCE BENEFITS

Our company has previously entered into individual CIC agreements with each of our NEOs. In addition to the treatment of the benefits described above, our NEOs are entitled to a cash severance benefit, if within two years of a CIC they are involuntarily terminated, without cause or they voluntarily terminate for good reason. Further, Messrs. James, Sansone and Wason may elect to voluntarily terminate their employment during the 30 days following the first anniversary of a CIC, and receive severance benefits. In any case, benefits are not paid unless the NEO releases us from any claims he may have against us.

Executive Compensation                                                      79

For Messrs. James, Sansone, Shepherd and Wason the CIC severance payment is three times the NEO's base annual salary, short-term bonus, and LTI amount, as each is defined in the CIC agreements, and includes the continuation of health, medical and other fringe benefits for a period of two years following termination. If any portion of the severance payment is an "excess parachute payment," as defined under Internal Revenue Code Section 280G, we will pay on behalf of the NEO an additional amount to fully compensate the NEO for excise tax liability—a "280G tax gross-up." Mr. McPherson's CIC severance payment provides for three times his base annual salary and short-term bonus as each is defined in his CIC agreement, and includes the continuation of health, medical and other fringe benefits for a period of two years following termination. Mr. McPherson's CIC agreement has a double trigger and there is no 280G tax gross-up provision. In addition, each CIC agreement provides for the payment of a pro-rata short-term bonus for the year of termination. The Compensation Committee has determined that any new CIC agreements that may be executed during 2012 will not include the following provisions: modified single trigger payment of severance amounts, inclusion of long-term incentive value in severance calculation or tax gross-ups.

The table below reflects an estimate of the severance payments that would be made to our NEOs if they were terminated as of December 31, 2011 in connection with a CIC.

Name	Severance Multiple ($)	2011 Base Salary ($)	Greater of 3-Year Avg or Target Bonus ($)	LTI Target(1) ($)	Total Cash Severance Payments ($)	Pro-rata Bonus ($)	Cash Severance Amount(2) ($)

Don James	3	1,250,000	1,250,000	3,125,000	16,875,000	1,250,000	18,125,000
Dan Sansone	3	540,000	405,000	810,000	5,265,000	405,000	5,670,000
Danny Shepherd	3	540,000	405,000	810,000	5,265,000	405,000	5,670,000
John McPherson	3	450,000	270,000	N/A	2,160,000	270,000	2,430,000
Bob Wason	3	402,000	241,200	402,000	3,135,600	241,200	3,376,800

(1)
The calculation of the LTI target reflects changes that the Compensation Committee approved on December 8, 2011. Specifically, the Compensation Committee determined that future LTI target grants would be established based on a percentage of actual base salary rather than the market-indicated base salary rate, which was applied in 2011. In addition, the Compensation Committee raised Mr. James' LTI percentage to 250% of his base salary and Mr. Wason's LTI percentage to 100% of his base salary; however, in 2012 the Compensation Committee exercised its discretion to grant Mr. James an actual LTI award of less than 250% of base salary. The company's practices with respect to LTI award grants in 2012 will be more fully described in the company's 2013 proxy statement.

(2)
These amounts represent cash severance payments to be paid to the NEOs in the event of a CIC and do not include the value of other CIC benefits.

The table below reflects an estimate of the value of 280G tax gross-up amounts due and payable to the Internal Revenue Service in connection with a CIC that results in severance payments.

Name	280G Tax Gross-Up(1) ($)

Don James	11,920,340
Dan Sansone	3,982,513
Danny Shepherd	3,717,488
John McPherson	0(2)
Bob Wason	2,235,527

(1)
Based on payment of equity components of compensation valued at $39.35 per share, the reported fair market value of our company's common stock as of December 30, 2011.

(2)
No 280G tax gross-up allowed per Mr. McPherson's CIC agreement.

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DIRECTOR COMPENSATION

We use a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on our Board of Directors. In setting director compensation, our company considers the significant amount of time that directors expend on fulfilling their duties to our company, as well as the limited pool of, and competition among public companies for, well-qualified Board members. Additional amounts are paid to committee chairs in recognition of the substantial responsibilities of the chair. Directors are subject to a minimum share ownership requirement. Within five years of becoming a director, each director is required to own at least 5,000 shares of our company's common stock. Shares or units held by a director under a deferred compensation plan are included in calculating the director's ownership.

CASH COMPENSATION PAID TO BOARD MEMBERS. Members of the Board who are not employees of our company are paid a retainer of $45,000 per year, plus the following fees:

  •
  $ 5,000 Board meeting fee for in-person attendance;

  •
  $ 3,000 Committee meeting fee for in-person attendance;

  •
  $ 1,500 Board and committee fees for telephonic meetings or actions by written consent;

  •
  $ 20,000 Audit Committee chair retainer fee;

  •
  $ 10,000 Compensation Committee chair retainer fee;

  •
  $ 5,000 Retainer fee for all other committee chairs; and

  •
  $ 1,500 Presiding Director fee per meeting.

DEFERRED COMPENSATION PLAN. We maintain a Deferred Compensation Plan for directors who are not employees of our company (Directors' Deferred Compensation Plan), under which such directors are permitted to defer the cash compensation to which they are entitled for specified periods or until they cease to be directors. The deferred amounts, at the election of the director, are either: (i) credited with interest at prescribed rates; or (ii) converted into a number of DSUs equivalent to the number of shares of our company's common stock (based on the market price at the time of deferral) that could be purchased with the amount deferred. Whenever a dividend is paid on our common stock, the DSU accounts are credited with an additional number of stock units corresponding to the amount of the dividend. At the end of the deferral period, the DSUs are settled in shares of our company's common stock, and interest-based deferrals are settled in cash. The Directors' Deferred Compensation Plan also provides for a lump-sum settlement of a director's deferred compensation account in stock or cash, as applicable, if following a Change of Control (as defined in the Directors' Deferred Compensation Plan): (i) the participating director ceases to be a member of the Board; (ii) the Directors' Deferred Compensation Plan is terminated; or (iii) our company's capital structure is changed materially. The Directors' Deferred Compensation Plan was approved by our company's shareholders in 1993.

DEFERRED STOCK UNITS. Equity-based grants are awarded to our non-management directors on an annual basis. These grants represent a significant portion of their compensation package. We believe that equity grants promote a greater alignment of interests between our directors and our shareholders through increasing their ownership of our common stock. Further, we believe that equity grants support our ability to attract and retain qualified individuals to serve as directors of our company by affording them an opportunity to share in our future success.

In June 2011, 2,250 DSUs were granted to each non-management director pursuant to the Omnibus Plan, which was approved by our shareholders in 2006. These units become nonforfeitable on the third anniversary of the grant; however, payment is deferred until the director ceases to serve on the Board or a CIC occurs. The DSUs are an unfunded, unsecured obligation of our company, and no shares have been set aside for these grants. The

Director Compensation                                                      81

non-management directors have no right to receive the DSUs until the restrictions imposed either lapse or are waived. Generally, the restrictions expire when the non-management director ceases to be a director because of retirement (age 70 or above), death, disability or a CIC. However, the Compensation Committee, subject to Board approval, may waive restrictions in the event the non-management director fails to remain a director for any reason other than retirement at the mandatory age, death or disability. During the period the shares are restricted, the non-management directors have no right to vote the shares. Dividend equivalents are credited as additional DSUs quarterly when dividends are paid on our stock. The DSUs are settled in shares of our common stock when the restrictions expire.

In prior years, grants to our directors were made under the Restricted Stock Plan for Non-employee Directors or the Deferred Stock Plan for Non-employee Directors. No further grants will be made under either of these plans.

DIRECTOR SUMMARY COMPENSATION TABLE

The table below summarizes the compensation paid by our company to non-employee directors for the fiscal year ended December 31, 2011.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards(2) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(3) ($)	Total ($)

Philip J. Carroll	106,500	87,795	0	0	0	6,639	200,934
Phillip W. Farmer	123,500	87,795	0	0	0	6,388	217,683
H. Allen Franklin	111,500	87,795	0	0	0	10,012	209,307
Ann McLaughlin Korologos	102,500	87,795	0	0	0	5,135	195,430
Douglas J. McGregor	110,000	87,795	0	0	0	9,185	206,980
Richard T. O'Brien	94,000	87,795	0	0	0	3,524	185,319
James T. Prokopanko	105,000	87,795	0	0	0	1,981	194,776
Donald B. Rice	116,500	87,795	0	0	0	8,721	213,016
Vincent J. Trosino	105,000	87,795	0	0	0	6,629	199,424
Kathleen Wilson-Thompson	99,000	87,795	0	0	0	1,981	188,776

(1)
Donald M. James, CEO and Chairman of the Board, is not included in this table as he is an employee of our company and receives no additional compensation for his service as a director. Mr. James' compensation is shown in the Summary Compensation Table on page [     ].

(2)
This column represents the accounting expense for the awards granted in 2011; therefore, the values shown here are not representative of the amounts that may eventually be realized by a director. Pursuant to the rules of the SEC, we have provided a grant date fair value for stock awards in accordance with the provisions of FASB ASC Topic 718. For DSUs, the fair value is estimated on the date of grant based on the closing market

Director Compensation                                                      82

  price of our stock on the grant date. At December 31, 2011, the aggregate number of restricted stock units and DSUs accumulated on account for all years of service, including dividend equivalent units, were:

AGGREGATE ACCUMULATED RSUs AND DSUs

Name	Units

Philip J. Carroll	10,349
Phillip W. Farmer	10,014
H. Allen Franklin	14,849
Ann McLaughlin Korologos	8,192
Douglas J. McGregor	13,745
Richard T. O'Brien	6,191
James T. Prokopanko	4,132
Donald B. Rice	12,292
Vincent J. Trosino	10,335
Kathleen Wilson-Thompson	4,132

(3)
None of our directors received perquisites or other personal benefits in excess of $10,000. The amounts set forth in this column represent the accounting expense for the dividend equivalents earned in 2011 by our directors for restricted stock, deferred stock and DSUs which earn dividend equivalents.

Director Compensation                                                      83

GENERAL INFORMATION

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, as amended, each of our directors and executive officers, and any beneficial owner of more than 10% of our common stock, is required to file with the SEC initial reports of beneficial ownership of our common stock and reports of changes in beneficial ownership of our common stock. Such persons also are required by SEC regulations to furnish us with copies of all such reports. Based solely on our review of the copies of such reports furnished to us for the year ended December 31, 2011, and on the written representations made by our directors and executive officers that no other reports were required, we believe that during the year ended December 31, 2011 all reports were filed in a timely manner, except for a catch-up Form 5 filed by Vincent Trosino to account for shares accumulating pursuant to a broker dividend reinvestment plan that were previously unreported.

SHAREHOLDER PROPOSALS FOR 2013

To be eligible for consideration for inclusion in our proxy statement and form of proxy for our 2013 Annual Meeting, a shareholder's proposal must be received by us at our principal office no later than December      , 2012. Proposals should be addressed to Jerry F. Perkins Jr., Secretary, 1200 Urban Center Drive, Birmingham, Alabama 35242. Proposals received after that date will be considered untimely and will not be eligible for inclusion in the 2013 proxy statement. If a shareholder desires to bring a matter before our Annual Meeting and the matter is submitted outside the process of Securities Exchange Act Rule 14a-8, including with respect to nominations for election as directors, the shareholder must follow the procedures set forth in our by-laws. Our by-laws provide generally that shareholder proposals and director nominations to be considered at an Annual Meeting may be made by a shareholder only if (1) the shareholder is a shareholder of record and is entitled to vote at the meeting, and (2) the shareholder gives timely written notice of the matter to our corporate secretary. To be timely, a shareholder's notice must be received at our principal executive offices not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year's Annual Meeting or between                2013 and                2013. However, in the event that the date of the Annual Meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of such Annual Meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such Annual Meeting is less than 100 days prior to the date of such Annual Meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by our company. The notice must set forth the information required by the provisions of our by-laws dealing with shareholder proposals and nominations of directors.

FORWARD-LOOKING STATEMENTS

Certain matters discussed in this proxy statement, including expectations regarding future performance, contain forward-looking statements. Statements that are not historical fact, including statements about Vulcan's beliefs and expectations, are forward-looking statements. Generally, these statements relate to future financial performance, results of operations, business plans or strategies, projected or anticipated revenues, expenses, earnings (including EBITDA and other measures), dividend policy, shipment volumes, pricing, levels of capital expenditures, intended cost reductions and cost savings, anticipated profit improvements and/or planned divestitures and asset sales. These forward-looking statements are sometimes identified by the use of terms and phrases such as "believe," "should," "would," "expect," "project," "estimate," "anticipate," "intend," "plan," "will," "can," "may" or similar expressions elsewhere in this document. These statements are subject to numerous risks, uncertainties, and

General Information                                                      84

assumptions, including but not limited to general business conditions, competitive factors, pricing, energy costs, and other risks and uncertainties discussed in the reports Vulcan periodically files with the SEC.

Forward-looking statements are not guarantees of future performance and actual results, developments, and business decisions may vary significantly from those expressed in or implied by the forward-looking statements. The following risks related to Vulcan's business, among others, could cause actual results to differ materially from those described in the forward-looking statements: risks that Vulcan's intentions, plans and results with respect to cost reductions, profit enhancements and asset sales, as well as streamlining and other strategic actions adopted by Vulcan, will not be able to be realized to the desired degree or within the desired time period and that the results thereof will differ from those anticipated or desired; uncertainties as to the timing and valuations that may be realized or attainable with respect to intended asset sales; future events relating to Martin Marietta's unsolicited offer to acquire Vulcan; those associated with general economic and business conditions; the timing and amount of federal, state and local funding for infrastructure; the lack of a multi-year federal highway funding bill with an automatic funding mechanism; the reluctance of state departments of transportation to undertake federal highway projects without a reliable method of federal funding; the impact of a prolonged economic recession on Vulcan's industry, business and financial condition and access to capital markets; changes in the level of spending for private residential and nonresidential construction; the highly competitive nature of the construction materials industry; the impact of future regulatory or legislative actions; the outcome of pending legal proceedings; pricing of Vulcan's products; incurred and potential costs associated with Martin Marietta's unsolicited takeover attempt and proxy contest; weather and other natural phenomena; energy costs; costs of hydrocarbon-based raw materials; healthcare costs; the amount of long-term debt and interest expense incurred by Vulcan; changes in interest rates; the impact of Vulcan's below investment grade debt rating on Vulcan's cost of capital; volatility in pension plan asset values which may require cash contributions to the pension plans; the impact of environmental clean-up costs and other liabilities relating to previously divested businesses; Vulcan's ability to secure and permit aggregates reserves in strategically located areas; Vulcan's ability to manage and successfully integrate acquisitions; the potential of goodwill impairment; the potential impact of future legislation or regulations relating to climate change or greenhouse gas emissions or the definition of minerals; and other assumptions, risks and uncertainties detailed from time to time in the reports filed by Vulcan with the SEC. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement. Vulcan disclaims and does not undertake any obligation to update or revise any forward-looking statement in this document except as required by law. Vulcan notes that forward-looking statements made in connection with a tender offer are not subject to the safe harbors created by the Private Securities Litigation Reform Act of 1995. Vulcan is not waiving any other defenses that may be available under applicable law.

VULCAN MATERIALS COMPANY

[SIGNATURE]

JERRY F. PERKINS, JR.
Secretary

1200 Urban Center Drive
Birmingham, Alabama 35242
                       , 2012

General Information                                                      85

APPENDIX A

INFORMATION CONCERNING PARTICIPANTS
IN THE COMPANY'S SOLICITATION OF PROXIES

The following tables set forth the name and business address of our directors and nominees, and the name, present principal occupation and business address of our officers and employees who, under the rules of the SEC, are considered to be "participants" in our solicitation of proxies from our shareholders in connection with our 2012 Annual Meeting of Shareholders.

DIRECTORS AND NOMINEES

The principal occupations of our directors and nominees who are considered "participants" in our solicitation are set forth under the section above titled "PROPOSAL 1. ELECTION OF DIRECTORS" of this proxy statement. The name and business addresses, and address of the organization of employment, of our directors and nominees, if any, are as follows:

Name	Present Principal Occupation or Employment	Name, Principal Business and Address of any Organization in Which Such Employment is Carried on	Beneficial Ownership of Vulcan Common Stock as of April 1, 2012 (including Securities that May Be Acquired Within 60 Days of April 1, 2012)

Philip J. Carroll	Retired	----------	35,180
Phillip W. Farmer	Retired	----------	40,891
H. Allen Franklin	Retired	----------	35,348
Ann McLaughlin Korologos	Retired	----------	31,878
Douglas J. McGregor	Sr. Advisor	Blue Point Capital	79,603
		127 Public Square, Suite 5100
		Cleveland, OH 44114-1312
Richard T. O'Brien	President & CEO	Newmont Mining Corporation	6,192
		6363 S Fiddlers Green Circle
		Greenwood Village, CO 80111
James T. Prokopanko	President & CEO	The Mosaic Company	4,132
		3033 Campus Drive
		Suite E490
		Plymouth, MN 55441
Donald B. Rice	Retired	----------	70,337
Vincent J. Trosino	Retired	----------	36,239
Kathleen Wilson-Thompson	Sr. VP and Chief	Walgreens	4,132
	Human Resources	200 Wilmont Road, MS #2264
	Officer	Deerfield, IL 60015

OFFICERS AND EMPLOYEES

The principal occupations of our executive officers and employees who are considered "participants" in our solicitation of proxies are set forth below. The principal occupation refers to such person's position with the

Company, and the business address for each person is Vulcan Materials Company, 1200 Urban Center Drive, Birmingham, Alabama 35242.

Name	Principal Occupation

Donald M. James	Chairman and Chief Executive Officer
Daniel F. Sansone	Executive Vice President and Chief Financial Officer
Danny R. Shepherd	Executive Vice President-Construction Materials
John R. McPherson	Senior Vice President, Strategy and Business Development
Robert A. Wason IV	Senior Vice President, General Counsel and Assistant Secretary
Ejaz A. Khan	Vice President, Controller and Chief Information Officer
J. Wayne Houston	Senior Vice President-Human Resources
Mark D. Warren	Director, Investor Relations

INFORMATION REGARDING OWNERSHIP OF VULCAN SECURITIES BY PARTICIPANTS

The number of shares of our common stock held by our directors and named executive officers as of April 1, 2012, is set forth under the "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS" and "SECURITY OWNERSHIP OF MANAGEMENT" sections of this proxy statement.

The following table sets forth the number of shares held as of April 1, 2012 by our other employees who are deemed "participants" in our solicitation of proxies. No participant owns any securities of the Company of record that such participant does not own beneficially.

Name of the Beneficial Owner	Amount and Nature of Beneficial Ownership

J. Wayne Houston	145,894
Ejaz A. Khan	124,270
Mark D. Warren	14,698

INFORMATION REGARDING TRANSACTIONS IN VULCAN SECURITIES BY PARTICIPANTS

The following table sets forth information regarding purchases and sales of our securities by each of the participants listed above under "Directors and Nominees" and "Officers and Employees" during the past two years. Unless otherwise indicated, all transactions were in the public market or pursuant to our equity compensation plans and none of the purchase price or market value of those securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	# of Shares	Transaction Description

Philip J. Carroll	06-01-2010	1,803	Annual stock grant
	06-15-2010	1,045	Acquisition of phantom shares from deferred compensation
	12-15-2010	1,272	Acquisition of phantom shares from deferred compensation
	06-01-2011	2,250	Annual stock grant
	06-15-2011	1,220	Acquisition of phantom shares from deferred compensation
	11-22-2011	6,000	Bona fide gift
	12-20-2011	1,741	Acquisition of phantom shares from deferred compensation

Phillip W. Farmer	06-01-2010	1,803	Annual stock grant
	06-15-2010	1,247	Acquisition of phantom shares from deferred compensation
	12-02-2010	1,200	Bona fide gift
	12-15-2010	1,236	Acquisition of phantom shares from deferred compensation
	06-01-2011	2,250	Annual stock grant
	06-15-2011	1,657	Acquisition of phantom shares from deferred compensation
	12-20-2011	1,741	Acquisition of phantom shares from deferred compensation

H. Allen Franklin	06-01-2010	1,803	Annual stock grant
	06-15-2010	943	Acquisition of phantom shares from deferred compensation
	12-15-2010	1,272	Acquisition of phantom shares from deferred compensation
	06-01-2011	2,250	Annual stock grant
	06-15-2011	1,233	Acquisition of phantom shares from deferred compensation
	12-20-2011	1,874	Acquisition of phantom shares from deferred compensation

Ann McLaughlin Korologos	06-01-2010	1,803	Annual stock grant
	06-01-2011	2,250	Annual stock grant

Douglas J. McGregor	06-01-2010	1,803	Annual stock grant
	06-15-2010	1,065	Acquisition of phantom shares from deferred compensation
	12-15-2010	1,236	Acquisition of phantom shares from deferred compensation
	06-01-2011	2,250	Annual stock grant
	06-15-2011	1,310	Acquisition of phantom shares from deferred compensation
	12-20-2011	1,741	Acquisition of phantom shares from deferred compensation

Richard T. O'Brien	06-01-2010	1,803	Annual stock grant
	06-01-2011	2,250	Annual stock grant

James T. Prokopanko	06-01-2010	1,803	Annual stock grant
	06-01-2011	2,250	Annual stock grant

Donald B. Rice	06-01-2010	1,803	Annual stock grant
	06-01-2011	2,250	Annual stock grant

Vincent J. Trosino	06-01-2010	1,803	Annual stock grant
	06-15-2010	903	Acquisition of phantom shares from deferred compensation
	12-15-2010	1,236	Acquisition of phantom shares from deferred compensation
	06-01-2011	2,250	Annual stock grant
	06-15-2011	1,220	Acquisition of phantom shares from deferred compensation
	12-12-2011	1,063	Acquisition of phantom shares from deferred compensation
	12-20-2011	1,697	Acquisition of phantom shares from deferred compensation

Kathleen Wilson-Thompson	06-01-2010	1,803	Annual stock grant
	06-01-2011	2,250	Annual stock grant

Donald M. James	02-11-2010	1,415	Acquisition – payment of PSUs
	02-11-2010	121,200	Grant of SOSARs
	02-11-2010	9,240	Acquisition – DSUs were paid and then deferred
	02-11-2010	32,370	Grant of PSUs
	03-01-2010	24,378	Acquisition – RSUs were paid and then deferred
	03-01-2010	612	Disposition – tax withholding
	09-16-2010	10,253	Acquisition of phantom shares from deferred compensation
	12-14-2010	126,650	Exercise of stock options for cash
	02-08-2011	15,079	Exercise of stock options for cash
	03-01-2011	65,400	Grant of SOSARs
	03-01-2011	66,300	Grant of PSUs
	03-01-2011	25,566	Acquisition – DSUs were paid and then deferred
	02-09-2012	83,000	Grant of PSUs
	03-01-2012	18,178	Acquisition – DSUs were paid and then deferred

Daniel F. Sansone	02-11-2010	1,446	Acquisition – payment of PSUs
	02-11-2010	6,530	Grant of PSUs
	02-11-2010	25,200	Grant of SOSARs
	03-01-2010	71	Disposition – tax withholding
	03-01-2010	2,501	Acquisition – RSUs were paid and then deferred
	12-14-2010	4,500	Exercise of stock options for cash
	02-10-2011	4,000	Acquisition – payment of PSUs
	02-10-2011	1,335	Receipt of shares were deferred
	03-01-2011	57	Disposition – tax holding
	03-01-2011	21,600	Grant of PSUs
	03-01-2011	21,200	Grant of SOSARs
	03-03-2011	2,574	Acquisition – RSUs were paid and then deferred
	02-09-2012	31,500	Grant of PSUs
	03-01-2012	1,819	Acquisition – RSUs were paid and then deferred
	03-01-2012	68	Disposition – tax withholding

Danny R. Shepherd	02-11-2010	1,255	Acquisition – payment of PSUs
	02-11-2010	6,030	Grant of PSUs
	02-11-2010	23,400	Grant of SOSARs
	03-01-2010	1,651	Acquisition – RSUs paid and were deferred
	03-01-2010	36	Disposition – tax withholding
	08-17-2010	3,714	Deferred compensation held as phantom shares
	02-10-2011	978	Acquisition – payment of PSUs
	02-24-2011	8,306	Acquisition – open market purchase of shares
	03-01-2011	37	Disposition – tax withholding
	03-01-2011	1,688	Acquisition – RSUs paid and then deferred
	03-01-2011	20,600	Grant of PSUs
	03-01-2011	20,300	Grant of SOSARs
	02-09-2012	31,500	Grant of PSUs
	03-01-2012	1,687	Acquisition – RSUs paid and then deferred
	03-01-2012	66	Disposition – tax withholding

John R. McPherson	11-09-2011	355,600	Grant of SOSARs
	11-09-2011	15,500	Grant of PSUs
	11-09-2011	15,300	Grant of SOSARs
	02-09-2012	13,200	Grant of PSUs

Robert A. Wason IV	02-11-2010	701	Acquisition – payment of PSUs
	02-11-2010	3,870	Grant of PSUs
	02-11-2010	14,900	Grant of SOSARs
	03-01-2010	2,274	Acquisition – RSUs were paid and then deferred
	03-01-2010	62	Disposition – tax withholding
	03-03-2010	2,611	Disposition of shares held in 401(k) account
	12-16-2010	900	Open market sale of shares
	02-10-2011	531	Acquisition – payment of PSUs
	03-01-2011	59	Disposition – tax withholding
	03-01-2011	10,100	Grant of PSUs
	03-01-2011	10,000	Grant of SOSARs
	03-01-2011	2,330	Acquisition – RSUs were paid and then deferred
	11-02-2011	7,245	Disposition of shares from 401(k) account pursuant to QDRO
	11-02-2011	3,339	Disposition of shares pursuant to QDRO
	11-02-2011	14,468	Disposition of shares pursuant to QDRO
	11-09-2011	4,074	Disposition of DSUs pursuant to QDRO
	02-09-2012	16,400	Grant of PSUs
	03-01-2012	1,547	Acquisition – RSUs were paid and then deferred
	03-01-2012	94	Disposition – tax withholding

Ejaz A. Khan	01-22-2010	4,500	Exercise of stock options for cash
	01-27-2010	3,000	Exercise of stock options for cash
	01-29-2010	3,000	Exercise of stock options for cash
	02-11-2010	529	Acquisition – payment of PSUs
	02-11-2010	2,380	Grant of PSUs
	02-11-2010	9,100	Grant of SOSARs
	03-01-2010	2,249	Acquisition – RSUs were paid and then deferred
	03-01-2010	64	Disposition – tax withholding
	06-09-2010	750	Exercise of stock options for cash
	06-16-2010	750	Exercise of stock options for cash
	06-23-2010	750	Exercise of stock options for cash
	01-27-2011	2,842	Acquisition – payment of DSUs
	01-27-2011	819	Disposition – tax withholding
	02-10-2011	1,450	Acquisition – payment of PSUs that were previously deferred
	03-01-2011	2,276	Acquisition – RSUs were paid and then deferred
	03-01-2011	90	Disposition – tax withholding
	03-01-2011	4,000	Grant of PSUs
	03-01-2011	3,900	Grant of SOSARs
	04-04-2011	712	Acquisition – payment of PSUs
	04-04-2011	201	Disposition – tax withholding
	01-24-2012	2,894	Acquisition – payment of previously deferred DSUs
	01-24-2012	839	Distribution – tax withholding
	02-09-2012	6,200	Grant of PSUs
	03-01-2012	811	Acquisition – RSUs were paid and then deferred
	03-01-2012	270	Disposition – tax withholding
	03-01-2012	486	Acquisition – payment of RSUs
	03-01-2012	51	Disposition – tax withholding

J. Wayne Houston	02-11-2010	3,200	Grant of PSUs
	02-11-2010	12,300	Grant of SOSARs
	02-11-2010	1,132	Acquisition – payment of PSUs
	03-01-2010	2,260	Acquisition – RSUs were paid then deferred
	03-01-2010	76	Disposition – tax withholding
	03-16-2010	1,000	Disposition – sale on open market
	11-18-2010	5,000	Exercise of stock options for cash
	11-18-2010	140	Disposition – sale on open market
	02-10-2011	818	Acquisition – payment of PSUs
	03-01-2011	7,600	Grant of PSUs
	03-01-2011	7,600	Grant of SOSARs
	03-01-2011	2,314	Acquisition – RSUs were paid then deferred
	03-01-2011	74	Disposition – tax withholding
	02-09-2012	9,000	Grant of PSUs
	03-01-2012	1,642	Acquisition – payment of PSUs

Mark D. Warren	02-11-2010	380	Grant of PSUs
	02-11-2010	1,470	Grant of SOSARs
	02-11-2010	131	Acquisition – payment of PSUs
	03-01-2010	42	Acquisition – payment of DSUs
	03-01-2010	6	Disposition – tax withholding
	02-10-2011	92	Acquisition – payment of PSUs
	03-01-2011	640	Grant of PSUs
	03-01-2011	630	Grant of SOSARs
	03-01-2011	45	Acquisition – payment of DSU
	03-01-2011	5	Disposition – tax withholding
	02-09-2012	1,310	Grant of PSUs
	02-09-2012	28	Acquisition – payment of PSUs
	03-01-2012	43	Acquisition – payment of DSUs
	03-01-2012	4	Disposition – tax withholding

 MISCELLANEOUS INFORMATION CONCERNING PARTICIPANTS

Other than as set forth in this Appendix A or the proxy statement, none of the participants or their associates (i) beneficially owns, directly or indirectly, any shares or other securities of the Company or any of our subsidiaries or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. In addition, none of the participants listed above has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of our securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. Other than as set forth in this Appendix A or the proxy statement, none of the participants listed above or any of their associates have (i) any arrangements or understandings with any person with respect to any future employment by the Company or our affiliates or with respect to any future transactions to which we or any of our affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which we or any of our subsidiaries was or is to be a party in which the amount involved exceeds $120,000. Other than as set forth in this Appendix A or the proxy statement, (i) none of the participants listed above owns beneficially, directly or indirectly, any securities of any parent or subsidiary of Vulcan.

OTHER INFORMATION

Other than as set forth in Vulcan's documents filed with the SEC, Vulcan does not know of any change in control of Vulcan within the last fiscal year.

There are no material proceedings to which any director, officer or affiliate of Vulcan, any owner of record or beneficially of more than five percent of any class of voting securities of Vulcan, or any of their associates is a party adverse to, or has a material interest adverse to, Vulcan or any of its subsidiaries.

[FORM OF PRELIMINARY PROXY CARD]

PRELIMINARY COPY

VULCAN MATERIALS COMPANY

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Vulcan Materials Company common stock for the 2012 Annual Meeting of Shareholders.

Vote by Telephone — Please call toll-free at                                 on a touch-tone telephone and follow the simple recorded instructions. Your vote will be confirmed and cast as you directed. (Toll-free telephone voting is available for residents of the U.S. and Canada only. If outside the U.S. or Canada, call [•].)

OR

Vote by Internet—Please access [•] and follow the simple instructions on the screen. Please note you must type an “s” after “http”.

Control Number: XXX XXXX XXXX

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had executed a  WHITE proxy card.

OR

Vote by Mail—If you do not have access to a touch-tone telephone or to the Internet, please complete, sign, date and return the WHITE proxy card in the envelope provided to: [•].

•                                          PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE PAID ENVELOPE PROVIDED

WHITE PROXY CARD

FOR ALL

Vote on Directors	☐

Vulcan’s Board of Directors recommends you vote FOR ALL on the following:	WITHHOLD ALL

1. Election of Directors	☐

(01) PHILLIP W. FARMER	FOR ALL EXCEPT
(02) H. ALLEN FRANKLIN
(03) RICHARD T. O’BRIEN	☐
(04) DONALD B. RICE

To withhold your vote for any nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Vote on Proposals

	FOR	AGAINST	ABSTAIN

Vulcan’s Board of Directors recommends you vote FOR proposals 2 and 3:

2. To approve, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement	☐	☐	☐

3. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012	☐	☐	☐

Vulcan’s Board of Directors recommends you vote AGAINST proposals 4, 5 and 6:	FOR	AGAINST	ABSTAIN

4. Shareholder Proposal regarding majority voting for director elections.	☐	☐	☐

5. Shareholder Proposal regarding Board declassification.	☐	☐	☐

6. Shareholder Proposal regarding the elimination of super-majority voting.	☐	☐	☐

NOTE: This proxy card may be voted in the discretion of the proxyholders named herein upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Signature	Date	Signature (Joint Owners)	Date

NOTE: Please sign exactly as your name or names appear hereon. For joint accounts, each owner must sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please print your full title. Corporations should sign in full name of corporation by an authorized officer.

PLEASE VOTE TODAY!

SEE REVERSE SIDE FOR

THREE EASY WAYS TO VOTE.

WHITE PROXY

VULCAN MATERIALS COMPANY

Annual Meeting of Shareholders

        [•], 2012

This proxy is solicited by Vulcan’s Board of Directors

The shareholder(s) hereby appoint(s) Donald M. James, Douglas J. McGregor and Vincent J. Trosino as proxies and each of them, with power to act without the other and with power of substitutions, and hereby authorizes them to represent and to vote, as designated herein, all of the shares of common stock of VULCAN MATERIALS COMPANY that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held on                     ,                         , 2012, at              .m., Central Daylight Time, at                                                                                                  and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND UNLESS OTHERWISE DIRECTED, WILL BE VOTED (I) “FOR” ALL THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1; (II) “FOR” PROPOSALS 2 AND 3; (III) “AGAINST” PROPOSALS 4, 5 AND 6; AND (IV) IN THE DISCRETION OF THE PROXY HOLDERS UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.  IF FOR SOME REASON ANY OF THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1 IS UNABLE TO SERVE, OR FOR GOOD CAUSE WILL NOT SERVE IF ELECTED, THIS PROXY WILL BE VOTED FOR SUCH SUBSTITUTE NOMINEES AS RECOMMENDED BY VULCAN’S BOARD AND, EXCEPT AS INDICATED OTHERWISE, IN FAVOR OF THE REMAINING NOMINEES.

YOUR VOTE IS VERY IMPORTANT— PLEASE VOTE TODAY

Continued and to be signed on reverse side